                           AHA INVESTMENT FUNDS, INC.
                     AHA LIMITED MATURITY FIXED INCOME FUND
                       AHA FULL MATURITY FIXED INCOME FUND
                                AHA BALANCED FUND
                           AHA DIVERSIFIED EQUITY FUND
                           AHA U.S. GROWTH EQUITY FUND
                       AHA INTERNATIONAL CORE EQUITY FUND

                        SUPPLEMENT DATED NOVEMBER 16, 2001
                      TO PROSPECTUS DATED NOVEMBER 16, 2001

         Shares of AHA U.S. Growth Equity Fund and AHA International Core Equity Fund currently are not available for purchase as these Funds have not yet commenced operations.

         If you have questions regarding purchasing shares of any AHA Fund, please call 1-800-445-1341.

                           AHA INVESTMENT FUNDS, INC.
                     AHA LIMITED MATURITY FIXED INCOME FUND
                       AHA FULL MATURITY FIXED INCOME FUND
                                AHA BALANCED FUND
                           AHA DIVERSIFIED EQUITY FUND
                           AHA U.S. GROWTH EQUITY FUND
                       AHA INTERNATIONAL CORE EQUITY FUND

                                 CLASS A SHARES

                               P R O S P E C T U S
                                 November 16, 2001

                      190 South LaSalle Street, Suite 2800
                             Chicago, Illinois 60603

                                 ---------------

Be sure to read this prospectus before you invest and retain it for future reference. This prospectus presents essential facts about the Funds, including investment strategies, management fees and services available to you as an investor.

The Securities and Exchange Commission has not approved or disapproved of the Funds' shares or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                 ---------------

                                TABLE OF CONTENTS

                                                                            PAGE
INVESTMENTS, RISKS AND PERFORMANCE                                            1
      AHA Limited Maturity Fixed Income Fund                                  2
      AHA Full Maturity Fixed Income Fund                                     4
      AHA Balanced Fund                                                       6
      AHA Diversified Equity Fund                                             9
      AHA U S  Growth Equity Fund                                            11
      AHA International Core Equity Fund                                     13
PRINCIPAL RISK CONSIDERATIONS                                                15
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS                                17
FEES AND EXPENSES                                                            18
SHAREHOLDER INFORMATION                                                      19
      Pricing of Fund Shares                                                 19
      Investment Minimums                                                    20
      How to Buy Shares                                                      20
      Sales Charges                                                          22
      How to Exchange Shares                                                 24
      How to Sell Shares                                                     25
      Policy on Trading of Fund Shares                                       27
      Automatic Redemption of Small Accounts                                 27
      Reporting to Shareholders                                              28
      Distribution and Service Fees                                          28
MASTER/FEEDER STRUCTURE                                                      28
MANAGEMENT OF THE FUNDS                                                      29
      Investment Adviser                                                     29
      Investment Managers                                                    29
DIVIDENDS, DISTRIBUTIONS AND TAXES                                           35
FINANCIAL HIGHLIGHTS                                                         37
Appendix A - Past Performance of KCM                                        A-1
Appendix B - Past Performance of Pyrford                                    B-1

                       INVESTMENTS, RISKS AND PERFORMANCE

      Each Fund is a series of AHA Investment Funds, Inc. (the "Funds"). The Funds are designed to provide investors with a broad range of investment choices and strategies and offer three classes of shares, Class A Shares, Class I Shares and Institutional Servicing Class Shares. This prospectus describes Class A Shares which are offered through broker/dealers and financial institutions who hold such shares for the benefit of their customers, and to professionals and organizations engaged in the healthcare industry, including (but not limited to) employee benefit plans, pension and profit-sharing plans and hospital insurance funds of such organizations. Class I Shares and Institutional Servicing Class Shares are currently offered only to participants in the American Hospital Associate Investment Program, member hospitals of the American Hospital Association ("AHA"), as well as their affiliated organizations and organizations within the healthcare industry and are offered through a separate prospectus.



      Each Fund invests substantially all of its assets in a separate series of a mutual fund called CCM Advisors Funds (the "Master Fund"). Each series of the Master Fund (each a "Portfolio") has substantially similar objectives, strategies and policies as a corresponding Fund.

      The following Fund summaries identify each Fund's investment objective and principal investment strategies. Other investment strategies and techniques are described in the Statement of Additional Information.

                     AHA LIMITED MATURITY FIXED INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of current income, consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests substantially all of its assets in the Limited Maturity Fixed Income Master Portfolio.


Under normal circumstances, the Portfolio invests at least 80% of its net assets in: (i) fixed income securities that the U.S. Government, its agents or instrumentalities issue or guarantee, and (ii) money market instruments and non-convertible fixed income securities of other issuers having one of the three highest ratings of either Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's, a division of The McGraw-Hill Companies ("S&P").


The dollar-weighted average maturity of the Portfolio is normally less than three years. In no event will the dollar-weighted average maturity of the Portfolio exceed five years. There is no limit on the maturities of individual securities. The Portfolio's Investment Manager determines which securities to purchase or sell and adjusts the Portfolio's average maturity based upon a variety of factors aimed at controlling risk while seeking to capture market opportunities. These factors include an analysis of interest rates and yields, the quality of particular securities, and the comparative risks and returns of alternative investments.

The Portfolio's Investment Manager may sell a portfolio holding if the security's creditworthiness or rating has deteriorated. However, the Portfolio's Investment Manager is not required to sell a security if the security's rating or credit quality deteriorates after its purchase.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are listed below.

-     CREDIT RISK

-     INTEREST RATE RISK


-     PREPAYMENT RISK


-     MANAGEMENT RISK


Please see "Principal Risk Considerations" following the Fund summaries for a description of these and other risks that may be applicable to your investment.

PERFORMANCE

      The chart below shows the changes in the Fund's performance from year to year. The table following the chart shows how the Fund's performance over time compares to that of a broad measure of market performance. When you consider this information, please remember that past performance is not necessarily an indication of how a Fund will perform in the future.

[CHART OF YEAR BY YEAR TOTAL RETURN]

YEAR-BY-YEAR TOTAL RETURN(1)
CLASS I SHARES

(AS OF 12/31 EACH YEAR)(2)

      1991               12.83%
      1992                3.58%
      1993                4.97%
      1994                0.33%
      1995               10.54%
      1996                4.09%
      1997                5.92%
      1998                6.32%
      1999                2.74%
      2000                7.61%


(1) BECAUSE CLASS A SHARES HAVE NOT BEEN OFFERED FOR A FULL CALENDAR YEAR, THE INFORMATION PROVIDED IN THE BAR CHART AND TABLES BELOW REPRESENTS THE PERFORMANCE OF CLASS I SHARES, ONE OF THE FUND'S OTHER CLASSES OF SHARES, WHICH ARE OFFERED TO INSTITUTIONAL INVESTORS BY A SEPARATE PROSPECTUS. CLASS A SHARES AND CLASS I SHARES WOULD HAVE SUBSTANTIALLY SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. HOWEVER, BECAUSE THE CLASSES DO NOT HAVE THE SAME EXPENSES, THE EXPENSE RATIO AND THE TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN OF CLASS A SHARES WILL DIFFER FROM THE CLASS I SHARES.


(2) YEAR-TO-DATE TOTAL RETURN AS OF 9/30/01 WAS 7.45% (CLASS I SHARES).


               BEST QUARTER                       Q4/91             4.48%
               ----------------------------------------------------------
               WORST QUARTER                      Q1/92             (.70)%


AVERAGE ANNUAL TOTAL RETURN
(AS OF 12/31/00)
ALL RETURNS REFLECT REINVESTED DIVIDENDS.


                                              1 YEAR       5 YEARS     10 YEARS
                                              ------       -------     --------

LIMITED MATURITY FIXED INCOME FUND
(CLASS I SHARES)                              2.58%        2.02%       4.48%

LEHMAN BROTHERS GOV'T 1-3 YEAR INDEX*         8.17%        5.99%       6.34%



*The Lehman Brothers Government 1-3 Year Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. government, or any agency thereof, or any quasi-federal corporation and of corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum outstanding principal of $1 million and a minimum maturity of one year are included.

                       AHA FULL MATURITY FIXED INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide the highest level of income consistent with long-term preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests substantially all of its assets in the Full Maturity Fixed Income Master Portfolio. The Portfolio uses multiple Investment Managers that each use distinct investment strategies to achieve the Portfolio's investment objective.


Under normal circumstances, the Portfolio invests at least 80% of its net assets in: (i) fixed income securities that the U.S. Government, its agents or instrumentalities issue or guarantee, and (ii) money market instruments and non-convertible fixed income securities of other issuers having one of the three highest ratings of Moody's or S&P. The Portfolio may invest up to 25% of its total assets in securities that Moody's rates Baa or S&P rates BBB or which, if not rated, the Portfolio's Investment Managers determine are of comparable quality.


The Portfolio has no minimum or maximum maturity for the securities it may purchase. The Portfolio's Investment Managers may vary the average maturity of the Portfolio's assets substantially and make buy and sell decisions based upon their individual analysis of prevailing interest rates and yields, the quality and value of particular securities, and the comparative risks and returns of alternative investments.

The Portfolio's Investment Managers may sell a portfolio holding if the security's creditworthiness or rating has deteriorated. However, the Portfolio's Investment Manager is not required to sell a security if the security's rating or credit quality deteriorates after its purchase.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are listed below.

-     CREDIT RISK

-     INTEREST RATE RISK


-     PREPAYMENT RISK


-     MANAGEMENT RISK


Please see "Principal Risk Considerations" following the Fund summaries for a description of these and other risks that may be applicable to your investment.

PERFORMANCE

      The chart below shows the changes in the Fund's performance from year to year. The table following the chart shows how the Fund's performance over time compares to that of a broad measure of market performance. When you consider this information, please remember that past performance is not necessarily an indication of how a Fund will perform in the future.

[CHART OF YEAR-BY-YEAR TOTAL RETURN]

YEAR-BY-YEAR TOTAL RETURN(1)
CLASS I SHARES

(AS OF 12/31 EACH YEAR)(2)

      1991               15.92%
      1992                5.72%
      1993               10.99%
      1994               -3.74%
      1995               17.19%
      1996                2.24%
      1997                9.33%
      1998                7.98%
      1999                1.48%
      2000               10.72%


(1) BECAUSE CLASS A SHARES HAVE NOT BEEN OFFERED FOR A FULL CALENDAR YEAR, THE INFORMATION PROVIDED IN THE BAR CHART AND TABLES BELOW REPRESENTS THE PERFORMANCE OF CLASS I SHARES, ONE OF THE FUND'S OTHER CLASSES OF SHARES, WHICH ARE OFFERED TO INSTITUTIONAL INVESTORS BY A SEPARATE PROSPECTUS. CLASS A SHARES AND CLASS I SHARES WOULD HAVE SUBSTANTIALLY SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. HOWEVER, BECAUSE THE CLASSES DO NOT HAVE THE SAME EXPENSES, THE EXPENSE RATIO AND THE TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN OF CLASS A SHARES WILL DIFFER FROM THE CLASS I SHARES.


(2) YEAR-TO-DATE TOTAL RETURN AS OF 9/30/01 WAS 8.11% (CLASS I SHARES).


               BEST QUARTER                       Q3/91             6.08%
               ----------------------------------------------------------
               WORST QUARTER                      Q1/96            (3.00)%


AVERAGE ANNUAL TOTAL RETURN
(AS OF 12/31/00)
ALL RETURNS REFLECT REINVESTED DIVIDENDS.



                                          1 YEAR       5 YEARS      10 YEARS
                                          ------       -------      --------
FULL MATURITY FIXED INCOME FUND
(CLASS I SHARES)                           3.59%       3.21%        5.52%

LEHMAN BROTHERS AGGREGATE BOND INDEX*     11.63%       6.45%        7.96%



*The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities.

                                AHA BALANCED FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide a combination of growth of capital and income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests substantially all of its assets in the Balanced Master Portfolio. The Portfolio uses multiple Investment Managers to obtain expertise in both the equity and fixed-income markets to achieve the Portfolio's investment objective.


Under normal circumstances, the Portfolio invests no more than 75% of its net assets in common stocks that the Portfolio's Investment Managers believe offer long-term growth and/or income potential and at least 25% of its net assets in fixed income securities, some of which may be convertible into common stocks. Fixed income investments may include U.S. Government Securities, non-convertible debt of "investment grade" quality (e.g., that Moody's has rated Baa or higher or S&P has rated BBB or higher) and money market instruments. The Portfolio has no restrictions on market capitalization.


The Portfolio's Investment Managers pursue the Portfolio's objectives in a way that seeks to reduce the magnitude and rapidity of short term movements in the net asset value of its shares. For the fixed income portion of the Portfolio, the Portfolio's Investment Managers may vary the average maturity of the Portfolio's assets substantially and make buy and sell decisions based upon their individual analysis of prevailing interest rates and yields, the quality and value of particular securities, and the comparative risks and returns of alternative investments. The Portfolio has no restrictions concerning the minimum or maximum maturity of its fixed income investments.

For the equity portion of the Portfolio, the investment strategies of the Portfolio's Investment Managers will differ, but typically will emphasize securities that have one or more of the following characteristics:

- prices they believe are significantly below the intrinsic value of the company;

-     favorable prospects for earnings growth;

-     above average return on equity and dividend yield; and

-     sound overall financial condition of the issuer.

An Investment Manager may determine to sell a security when its target value is realized, its earnings deteriorate, changing circumstances affect the original reasons for a security's purchase, or more attractive investment alternatives exist.

PRINCIPAL INVESTMENT RISKS


The principal risks of investing in the Fund are listed below.

-     MARKET RISK

-     CREDIT RISK

-     INTEREST RATE RISK

-     PREPAYMENT RISK

-     MANAGEMENT RISK

Please see "Principal Risk Considerations" following the Fund summaries for a description of these and other risks that may be applicable to your investment.

PERFORMANCE

      The chart below shows the changes in the Fund's performance from year to year. The table following the chart shows how the Fund's performance over time compares to that of a broad measure of market performance. When you consider this information, please remember that past performance is not necessarily an indication of how a Fund will perform in the future.

[CHART OF YEAR-BY-YEAR TOTAL RETURN]

YEAR-BY-YEAR TOTAL RETURN(1)
CLASS I SHARES

(AS OF 12/31 EACH YEAR)(2)
      1991              27.97%
      1992               5.06%
      1993              10.76%
      1994              -1.94%
      1995              25.04%
      1996              17.97%
      1997              24.44%
      1998               8.82%
      1999              15.42%
      2000               1.64%


(1) BECAUSE CLASS A SHARES HAVE NOT BEEN OFFERED FOR A FULL CALENDAR YEAR, THE INFORMATION PROVIDED IN THE BAR CHART AND TABLES BELOW REPRESENTS THE PERFORMANCE OF CLASS I SHARES, ONE OF THE FUND'S OTHER CLASSES OF SHARES, WHICH ARE OFFERED TO INSTITUTIONAL INVESTORS BY A SEPARATE PROSPECTUS. CLASS A SHARES WOULD HAVE SUBSTANTIALLY SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. HOWEVER, BECAUSE THE CLASSES DO NOT HAVE THE SAME EXPENSES, THE EXPENSE RATIO AND THE TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN OF CLASS A SHARES WILL DIFFER FROM THE CLASS I SHARES.


(2) YEAR-TO-DATE TOTAL RETURN AS OF 9/30/01 WAS (4.45)% (CLASS I SHARES).


               BEST QUARTER                    Q4/98             12.71%
               --------------------------------------------------------
               WORST QUARTER                   Q3/90             (8.13)%


AVERAGE ANNUAL TOTAL RETURN
(AS OF 12/31/00)
ALL RETURNS REFLECT REINVESTED DIVIDENDS.


                                          1 YEAR        5 YEARS       10 YEARS
                                         --------       --------      ---------

BALANCED FUND (CLASS I SHARES)            (2.97)%         6.98%          8.01%

S&P 500 STOCK INDEX*                      (9.10)%        18.32%         17.45%

LEHMAN BROTHERS AGGREGATE BOND INDEX*     11.63%          6.45%          7.96%



*The S&P 500 Stock Index is a broad market-weighted average of U.S. blue-chip companies. The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities.

                           AHA DIVERSIFIED EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests substantially all of its assets in the Diversified Equity Master Portfolio. The Portfolio uses multiple Investment Managers that each use distinct investment styles and research techniques to achieve the Portfolio's investment objective.


- Under normal circumstances, the Portfolio invests at least 80% of its net assets in common stocks that are diversified among various industries and market sectors. The Portfolio may also invest up to 20% of its net assets in fixed income securities, including money market instruments having one of the three highest ratings of Moody's or S&P. The Portfolio has no restrictions on market capitalization.


The investment strategies of the Portfolio's Investment Managers will differ, but typically will emphasize securities that have one or more of the following characteristics:

          - prices they believe to be significantly below the intrinsic value of the company;

          -    favorable prospects for earnings growth;

          -    above average return on equity and dividend yield; and

          -    sound overall financial condition of the issuer.

An Investment Manager may determine to sell a security when its target value is realized, its earnings deteriorate, changing circumstances affect the original reasons for a security's purchase, or more attractive investment alternatives exist.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are listed below.


-     MARKET RISK

-     CREDIT RISK

-     INTEREST RATE RISK

-     PREPAYMENT RISK

-     MANAGEMENT RISK

Please see "Principal Risk Considerations" following the Fund summaries for a description of these and other risks that may be applicable to your investment.


PERFORMANCE

      The chart below shows the changes in the Fund's performance from year to year. The table following the chart shows how the Fund's performance over time compares to that of a broad measure of market performance. When you consider this information, please remember that past performance is not necessarily an indication of how a Fund will perform in the future.

[CHART OF YEAR-BY-YEAR TOTAL RETURN]

YEAR-BY-YEAR TOTAL RETURN(1)
CLASS I SHARES

(AS OF 12/31 EACH YEAR)(2)
      1991              34.68%
      1992               9.51%
      1993              10.06%
      1994              -0.37%
      1995              33.75%
      1996              23.37%
      1997              33.64%
      1998              16.66%
      1999              20.97%
      2000              -2.88%


(1) BECAUSE CLASS A SHARES HAVE NOT BEEN OFFERED FOR A FULL CALENDAR YEAR, THE INFORMATION PROVIDED IN THE BAR CHART AND TABLES BELOW REPRESENTS THE PERFORMANCE OF CLASS I SHARES, ONE OF THE FUND'S OTHER CLASSES OF SHARES, WHICH ARE OFFERED TO INSTITUTIONAL INVESTORS BY A SEPARATE PROSPECTUS. CLASS A SHARES AND CLASS I SHARES WOULD HAVE SUBSTANTIALLY SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. HOWEVER, BECAUSE THE CLASSES DO NOT HAVE THE SAME EXPENSES, THE EXPENSE RATIO AND THE TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN OF CLASS A SHARES WILL DIFFER FROM THE CLASS I SHARES.


(2) YEAR-TO-DATE TOTAL RETURN AS OF 9/30/01 WAS (9.89)% (CLASS I SHARES).



               BEST QUARTER                    Q4/98             20.92%
               --------------------------------------------------------
               WORST QUARTER                   Q3/01            (11.67)%


AVERAGE ANNUAL TOTAL RETURN
(AS OF 12/31/00)
ALL RETURNS REFLECT REINVESTED DIVIDENDS.


                                             1 YEAR        5 YEARS     10 YEARS
                                             -------        -------     --------

DIVERSIFIED EQUITY FUND (CLASS I SHARES)      5.74%          8.08%         8.39%

S&P 500 STOCK INDEX*                         (9.10)%        18.32%        17.45%

RUSSELL 1000 VALUE INDEX*                     7.01%         16.90%        17.37%



*The S&P 500 Stock Index is a broad market-weighted average of U.S. blue-chip companies. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

                           AHA U.S. GROWTH EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


The Fund invests substantially all of its assets in the U.S. Growth Equity Master Portfolio.

- Under normal circumstances, the Portfolio invests at least 80% of its net assets in the common stocks of U.S. issuers, but may also invest 10% of its net assets in the common stocks of non-U.S. companies. The Portfolio may also invest up to 20% of its net assets in fixed income securities, including money market instruments having one of the three highest ratings of Moody's or S&P.

The Portfolio typically will invest in a company that has one or more of the following characteristics:


         - a market capitalization of at least $5 billion at the time of investment;

         - superior earnings growth prospects (relative to companies in the same industry or the market as a whole);

         -   high profitability;

         -   superior management; and

         -   a sustainable competitive advantage.


The Investment Manager may determine to sell a security when its target value is realized, its earnings deteriorate, changing circumstances affect the original reasons for a security's purchase, or more attractive investment alternatives exist.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are listed below.


-     MARKET RISK

-     GROWTH SECURITIES RISK

-     CREDIT RISK

-     INTEREST RATE RISK

-     PREPAYMENT RISK

-     FOREIGN SECURITIES RISK

-     MANAGEMENT RISK

Please see "Principal Risk Considerations" following the Fund summaries for a description of these and other risks that may be applicable to your investment.

PERFORMANCE

After the Fund has been in operation for a full calendar year, the Fund will provide information to investors to assist them in understanding that the Fund's performance may vary and that there are possible risks associated with investing in the Fund. However, past performance does not necessarily indicate how the Fund will perform in the future.

                       AHA INTERNATIONAL CORE EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


The Fund invests substantially all of its assets in the International Core Equity Master Portfolio.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in common stocks and depository receipts of foreign issuers domiciled in developed countries whose securities are represented in the Morgan Stanley Capital International EAFE Index ("MSCI EAFE Index). The MSCI EAFE Index measures the overall performance of stock markets in 21 countries within Europe, Australia and the Far East. The Portfolio also may invest up to 20% of its net assets in fixed income securities, including money market instruments having one of the three highest ratings of Moody's or S&P.

- The Portfolio buys and sells foreign currencies to enable it to purchase and sell securities in markets outside the U.S. The Portfolio may use other hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly called derivatives, involve the use of financial instruments the values of which depend on, or are derived from, the value of an underlying security, index or currency. Although the Portfolio may engage in foreign currency hedge transactions to help reduce risk, those transactions may not be effective or appropriate in particular situations, nor will they protect against declines in security values.

The Portfolio typically will invest in a company that the Investment Manager believes has one or more of the following characteristics:

         -   leader in its industry on a global, regional or local basis;

         - consistent and superior earnings growth (relative to companies in the same industry or the market as a whole);

         -   high profitability;

         -   superior management; and

         -   a sustainable competitive advantage.

The Investment Manager may determine to sell a security when its target value is realized, its earnings deteriorate, changing circumstances affect the original reasons for a security's purchase, or more attractive investment alternatives exist.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are listed below.


-     MARKET RISK

-     FOREIGN SECURITIES RISK

-     CURRENCY RISK

-     CREDIT RISK

-     INTEREST RATE RISK

-     PREPAYMENT RISK

-     HEDGING RISK

-     MANAGEMENT RISK

Please see "Principal Risk Considerations" following the Fund summaries for a description of these and other risks that may be applicable to your investment.

PERFORMANCE

After the Fund has been in operation for a full calendar year, the Fund will provide information to investors to assist them in understanding that the Fund's performance may vary and that there are possible risks associated with investing in the Fund. However, past performance does not necessarily indicate how the Fund will perform in the future.

                          PRINCIPAL RISK CONSIDERATIONS


         There is no guarantee that a Fund will be able to achieve its investment objective. The value of your investment in a Fund will change with the value of the Portfolio in which that Fund invests, which means that you may lose money by investing in any of the Funds. The risks of investing in the various Funds are summarized in the chart below.

-------------------------------------------------------------------------------------------------------------------
                             LIMITED      FULL
                            MATURITY    MATURITY                                      U.S.
                             FIXED       FIXED                   DIVERSIFIED         GROWTH          INTERNATIONAL
                             INCOME      INCOME     BALANCED       EQUITY            EQUITY           CORE EQUITY
-------------------------------------------------------------------------------------------------------------------

CREDIT RISK                     X           X           X             X                 X                  X
-------------------------------------------------------------------------------------------------------------------
CURRENCY RISK                                                                                              X
-------------------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES RISK                                                                 X                  X
-------------------------------------------------------------------------------------------------------------------
GROWTH SECURITIES RISK                                                                  X
-------------------------------------------------------------------------------------------------------------------
HEDGING/DERIVATIVES RISK                                                                                   X
-------------------------------------------------------------------------------------------------------------------
INTEREST RATE RISK              X           X           X             X                 X                  X
-------------------------------------------------------------------------------------------------------------------
MANAGEMENT RISK                 X           X           X             X                 X                  X
-------------------------------------------------------------------------------------------------------------------
MARKET RISK                                             X             X                 X                  X
-------------------------------------------------------------------------------------------------------------------
PREPAYMENT RISK                 X           X           X             X                 X                  X
-------------------------------------------------------------------------------------------------------------------



      CREDIT RISK - The risk that the issuer or the guarantor of a fixed income security or the counterparty to a derivative contract, repurchase agreement or loan of a security may not be able to meet its principal and/or interest payment obligations or otherwise to honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.


      CURRENCY RISK - The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Currency rates in foreign countries may fluctuate for many reasons, including changes in interest rates, currency controls or adverse political or economic developments.


      FOREIGN SECURITIES RISK - The risk that the prices of foreign securities, including American Depository Receipts ("ADRs"), may be more volatile than securities of U.S. issuers or securities that trade exclusively on U.S. markets due to limited availability of public information concerning foreign issuers, the use of different accounting standards, less liquidity, currency fluctuation, less favorable tax provisions, restrictions on currency transfer, expropriation or other adverse political or economic developments. To the extent a Portfolio focuses its investment in a particular currency or narrowly defined area, such as the Pacific Rim, it generally will have more exposure to regional economic risks associated with foreign investments because companies in those areas may share common characteristics and often are subject to similar business risks and regulatory burdens, and their securities may react similarly to economic, market, political or other developments.

      GROWTH SECURITIES RISK - The risk that an investment in the equity securities of the companies that the Investment Managers believe will experience relatively rapid earnings growth may be volatile. The values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities. Growth stocks may not perform as well as value stocks or the stock market in general.


      HEDGING/DERIVATIVES RISK - Derivative strategies may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. With some derivatives, there is a risk that the other party to the transaction may fail to honor its obligations, causing a loss to a Fund.


      INTEREST RATE RISK - The risk that changing interest rates may adversely affect the value of an investment. With fixed-rate securities, an interest in prevailing interest rates typically causes the value of those securities to fall. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and lower quality securities more than higher quality securities.

      MANAGEMENT RISK The risk that the Investment Managers' security selections and other investment decisions might produce losses or cause the Fund or Portfolio to underperform when compared to other funds with similar investment goals. The Investment Managers' ability to choose suitable investments has a significant impact on each Fund's ability to achieve its investment objective. The Portfolios, with the exception of the Limited Maturity Fixed Income Master Portfolio, U.S. Growth Equity Master Portfolio and International Core Equity Master Portfolio use multiple Investment Managers. The use of multiple Investment Managers may also cause a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from the Portfolio's and/or the Fund's realization of capital gains.


      MARKET RISK - The risk that the value of securities will rise and fall due to factors affecting securities' markets. Market risk may affect a single issuer, a particular industry or the economy as a whole. Equity securities generally have greater price volatility than fixed income securities.

      PREPAYMENT RISK - The risk that issuers will prepay fixed-rate obligations when interest rates fall, forcing a fund to re-invest in obligations with lower interest rates than the original obligations.

                  ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS


      The investment objective of each Fund is fundamental and may not be changed by the Fund's board of directors (the "Board of Directors") without shareholder approval.

TEMPORARY DEFENSIVE INVESTMENTS

      During periods of adverse market or economic conditions, the Balanced Master Portfolio, Diversified Equity Master Portfolio, U.S. Growth Equity Master Portfolio and International Core Equity Master Portfolio may temporarily invest all or a substantial portion of their assets in fixed income securities and money market instruments having one of the three highest ratings of Moody's or S&P, or may hold cash. Such a defensive position may prevent a Fund from meeting its investment objectives.

PORTFOLIO TURNOVER

      There are no limits on portfolio turnover. Turnover may vary significantly from year to year. It is estimated that the portfolio turnover rates of the Limited Maturity Fixed Income Master Portfolio and the Full Maturity Fixed Income Master Portfolio will not exceed 350%. The turnover rates of these Portfolios reflect the effect of their policies to alter their maturity structures in response to market conditions. It is estimated that the turnover rate for the fixed income segment of the Balanced Master Portfolio will not exceed 200%, and that the portfolio turnover rate of the U.S. Growth Equity Master Portfolio, the International Core Equity Master Portfolio and the Diversified Equity Master Portfolio and the equity segment of the Balanced Master Portfolio will not exceed 150%. The Balanced Master Portfolio's assets may be shifted between fixed income and equity securities, but it is estimated that overall portfolio turnover rate of this Portfolio will not exceed 200%. Portfolio turnover may produce capital gains or losses that result in tax consequences for Fund investors. Portfolio turnover also increases transaction expenses, which reduce a Fund's return.

FUND NAME

      Each of the Limited Maturity Fixed Income Fund, Full Maturity Fixed Income Fund, Diversified Equity Fund, U.S. Growth Equity Fund and International Core Equity Fund has adopted a policy to invest, under normal circumstances, at least 80% of its net assets in a particular type of investment as suggested by the Fund's name. This policy has also been adopted by the Portfolio into which each Fund invests. Each Fund will notify its shareholders at least 60 days prior to any change in such policy.

                                FEES AND EXPENSES


Below are the fees and expenses that you may pay if you buy and hold shares of a Fund.


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (Load) Imposed on Purchases                    5.00%*

Maximum Deferred Sales Charge (Load)                                None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends         None

Exchange Fee                                                        None

Redemption Fee                                                      None


*The initial sales charge declines based on the amount purchased according to the schedule set forth below under "SALES CHARGES."

ANNUAL FUND OPERATING EXPENSES(1)
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

The fees and expenses described in this table and the Examples below reflect the fees and expenses of each Fund and of the Portfolio in which certain of the Funds invest.


------------------------------------------------------------------------------------------------------------------
                                                                                             U.S.       INT'L
               EXPENSE                  LIMITED        FULL                   DIVERSIFIED   GROWTH       CORE
                                        MATURITY     MATURITY     BALANCED       EQUITY     EQUITY      EQUITY
------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES(2)                       0.50%        0.50%        0.75%         0.75%        0.75%      1.00%
------------------------------------------------------------------------------------------------------------------
DISTRIBUTION (12b-1) FEES                0.25%        0.25%        0.25%         0.25%        0.25%      0.25%
------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES(2)                        0.53%        0.70%        0.81%         0.61%        0.90%(4)   1.25%(4)
                                         -----        -----        -----         -----        ------    -------
------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES(3)                    1.28%        1.45%        1.81%         1.61%        1.90%(4)   2.50%(4)
                                         =====        =====        =====         =====        =====      =====
------------------------------------------------------------------------------------------------------------------

(1)Annual fund operating expenses consist of a Fund's expenses plus its share of the expenses of the Portfolio into which it invests.

(2)In addition to the management fee, each Fund pays CCM Advisors, LLC ("CCM Advisors"), the Funds' administrator, an administrative fee of $20,000 annually, which is included in Other Expenses.

(3)CCM Advisors has undertaken to reimburse each Fund to the extent that the total operating expenses exceed the levels indicated below:



                                               EXPENSE LEVEL
       FUND                         (AS A % OF AVERAGE DAILY NET ASSETS)
       ----                         ------------------------------------
       Limited Maturity                           1.50%
       Full Maturity                              1.50%
       Balanced                                   2.00%
       Diversified Equity                         1.75%
       U.S. Growth Equity                         1.95%
       International Core Equity                  2.00%


CCM Advisors or the Funds may terminate this undertaking at any time. Total operating expenses as shown in the table above do not include amounts that CCM Advisors anticipates it will reimburse the Fund pursuant to that undertaking. When CCM Advisors has reimbursed a Fund for expenses that exceed the levels shown above, CCM Advisors may recover the reimbursed amounts for a period that does not exceed three years, to the extent this can be done without exceeding the expense limits.



(4)Because the Fund is new, the amount shown for "other expenses" is the estimated amount that the Fund will incur.


EXAMPLE: This example is intended to help you compare the cost of investing in a Fund with that of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that you earn a 5% return each year and that each Fund's operating expenses remain the same.(1)


-----------------------------------------------------------------------------------------------------------------
                                                                                             U.S.    INT'L CORE
           TIME PERIOD                LIMITED         FULL                     DIVERSIFIED  GROWTH     EQUITY(1)
                                      MATURITY      MATURITY     BALANCED         EQUITY    EQUITY
-----------------------------------------------------------------------------------------------------------------

1 YEAR                                $  124        $  140        $  175       $  156       $ 183       $ 240
-----------------------------------------------------------------------------------------------------------------
3 YEARS                               $  386        $  436        $  541       $  483       $ 567       $ 740
-----------------------------------------------------------------------------------------------------------------
5 YEARS                               $  667        $  753        $  931       $  832         -           -
-----------------------------------------------------------------------------------------------------------------
10 YEARS                              $ 1,468       $ 1,648       $ 2,020      $ 1,815        -           -
-----------------------------------------------------------------------------------------------------------------



(1)Giving effect to CCM Advisors undertaking to limit each Fund's expenses, the estimated cost of investing in the International Core Equity Fund would be:


----------------------------------------------
                                      INT'L
            TIME PERIOD               CORE
                                     EQUITY
----------------------------------------------
1 YEAR                              $   193
----------------------------------------------
3 YEARS                             $   596
----------------------------------------------


This example is for illustration only. It is not meant to suggest actual or expected costs or returns, which may be more or less than the amounts shown.

                             SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

      Shares of the Funds are bought and sold at net asset value. Net asset value is determined by dividing the value of a Fund's securities and other assets, less liabilities, by the number of shares outstanding. The Funds calculate their net asset value at the close of the regular trading session on the New York Stock Exchange (NYSE) on each day the NYSE is open for business that is not a bank holiday.


      Investments in the Portfolios are valued based on a Fund's proportionate ownership interest in the Portfolio's aggregate net assets next determined after an order is received in proper form. The aggregate net asset value of the Portfolio (i.e., the value of its net assets less liabilities) is determined as of 4:00 p.m., Eastern Time, on each day the NYSE is open for business. The Portfolio's investments are valued typically by using available market quotations or at fair value determined in good faith by the Master Fund's board of trustees.

      Portfolio securities and assets are valued chiefly by quotations from the primary market in which they are traded. If quotations are not readily available, they are valued by a method that the Master Fund's board of trustees believes reflects a fair value. The effect of this will be that net asset value will not be based on quoted prices, but on a price which the Master Fund's board of trustees believes reflects the current and true price of the security.



      Values of foreign securities are translated from local currencies into U.S. dollars using currency exchange rates. With respect to foreign securities traded primarily on foreign exchanges, the value of a Portfolio's securities may change on days when shareholders will not be able to buy or sell Fund shares.


INVESTMENT MINIMUMS

      The minimum initial investment in each Fund is $1,000. There is no minimum for subsequent investments. The Funds reserve the right to change the minimum amount required to open an account or to add to an existing account without prior notice.

HOW TO BUY SHARES

      You may purchase shares on any day that the NYSE is open that is not a bank holiday. There are three ways to purchase shares of the Fund:


----------------------------------------------------------------------------------------------------------------------
                                                              BY MAIL
----------------------------------------------------------------------------------------------------------------------
TO OPEN AN ACCOUNT:                                          TO ADD TO AN ACCOUNT:

Complete and sign an application.                            Make your check payable to the Fund in which you choose
                                                             to invest.
Make your check payable to the Fund in which you choose to
invest.                                                      The check must be drawn on a U.S. bank.  Third party
                                                             checks will not be accepted.
The check must be drawn on a U.S. bank.  Third party
checks will not be accepted.                                 Please include your account number on the check.

Mail your completed application and check to:                Mail your check to:

                AHA Investment Funds, Inc.                                  AHA Investment Funds, Inc.
           c/o Firstar Mutual Fund Services, LLC                      c/o Firstar Mutual Fund Services, LLC
                       P.O. Box 701                                               P. O. Box 701
                 Milwaukee, WI 53201-0701                                    Milwaukee, WI 53201-0701

You may make an initial investment prior to Firstar's
receipt of your completed application; however,
redemptions will not be processed or paid until Firstar
receives your completed application.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                           BY BANK WIRE
----------------------------------------------------------------------------------------------------------------------
TO OPEN AN ACCOUNT:                                          TO ADD TO AN ACCOUNT:

Complete, sign and mail your completed application to:       Call the Fund at 1-800-445-1341, during business hours,
                                                             to initiate your purchase.  Please be sure to furnish
                AHA Investment Funds, Inc.                   your account number.
           c/o Firstar Mutual Fund Services, LLC
                       P. O. Box 701                         Wire your funds to:
                 Milwaukee, WI 53201-0701
                                                                           Firstar Bank Milwaukee, N.A.
You may make an initial investment prior to Firstar's              Account of Firstar Mutual Fund Services, LLC
receipt of your completed application; however,                              777 East Wisconsin Ave.
redemptions will not paid until Firstar receives                                   Milwaukee, WI
your completed application.                                                    ABA Number 075000022
                                                                          For Credit to: AC #112-952-137
Call the Fund at 1-800-445-1341, during business                        Account Name: Name of Investor
hours, to initiate your purchase.                                                   Fund Name

Please be sure to furnish your taxpayer
identification number.

                  Wire your funds to:
             Firstar Bank Milwaukee, N.A.
     Account of Firstar Mutual Fund Services, LLC
                777 East Wisconsin Ave.
                     Milwaukee, WI
                 ABA Number 075000022
            For Credit to: AC #112-952-137
            Account Name: Name of Investor
                       Fund Name

----------------------------------------------------------------------------------------------------------------------
The Funds do not impose charges for wire services, but your bank may impose such charges.

The Fund and Firstar are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire System, or from incomplete wiring instructions.
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             THROUGH A FINANCIAL INSTITUTION/FINANCIAL PROFESSIONAL
--------------------------------------------------------------------------------
Contact your financial institution or financial professional for more information.

If a financial institution/financial professional is an agent or designee of the Fund, orders are processed at the net asset value next calculated after the agent receives the order. The agent must segregate any orders it receives after the close of regular trading on the NYSE and transmit those orders separately for execution at the net asset value next determined.

Your financial institution or financial professional may establish higher minimum investment requirements than the Funds and may also independently charge you transaction fees and additional amounts in return for its services.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT PURCHASING SHARES

- As long as the Funds receive your purchase order and Federal funds before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern
      Time), your shares will be considered to be received that day and your shares will be purchased at that day's net asset value. Otherwise, your purchase order will be considered to be received the next business day, and your shares will be purchased at the next day's net asset value.

- You will begin earning dividends on the next business day after your purchase order is executed.


- The Funds reserve the right to reject any purchase request, including a purchase request that may disrupt a Fund's operation or performance.


- You must certify whether you are subject to withholding for failing to report income to the Internal Revenue Service. The Funds may return investments received without a certified taxpayer identification number.

- The Funds will not issue share certificates (although share certificates have been issued in the past).

SALES CHARGES

      You may be subject to an initial sales charge when you purchase shares, or a contingent deferred sales charge (CDSC) when you sell your shares under certain circumstances. These sales charges are described below. In some circumstances these sales charges may be waived. These circumstances are described below and in the Statement of Additional Information.

      Your purchase of Class A Shares is subject to a sales charge that is included in the offering price. The sales charge is based on the amount of your investment and is the commission paid to the financial advisor firm on the sale of the shares. The sales charge you pay on additional investments is based on the total amount of your purchase and the current value of your account.

      The initial sales charge varies depending upon the size of your purchase as shown below:

INITIAL SALES CHARGE

-------------------------------------------------------------------------------------------------------------------
                                                                                        COMMISSION RETAINED BY
                                                                                           FINANCIAL ADVISOR
                                           AS A % OF            AS A % OF OFFERING                AS A %
AMOUNT OF PURCHASE                    NET AMOUNT INVESTED              PRICE                OF OFFERING PRICE
-------------------------------------------------------------------------------------------------------------------

Less than $25,000                           5.26%                     5.00%                      4.75%
-------------------------------------------------------------------------------------------------------------------
$25,000 to $49,999                          4.43%                     4.25%                      4.00%
-------------------------------------------------------------------------------------------------------------------
$50,000 to $99,999                          3.63%                     3.50%                      3.25%
-------------------------------------------------------------------------------------------------------------------
$100,000 to $249,999                        3.09%                     3.00%                      2.75%
-------------------------------------------------------------------------------------------------------------------
$250,000 to $499,999                        2.30%                     2.25%                      2.00%
-------------------------------------------------------------------------------------------------------------------
$500,000 to $999,999                        1.52%                     1.50%                      1.25%
-------------------------------------------------------------------------------------------------------------------
$1,000,000 or more                          None                      None                        None
-------------------------------------------------------------------------------------------------------------------


      Class A shares purchased without an initial sales charge in accounts aggregating $1,000,000 or more at the time of purchase and redeemed within 12 months of the date of purchase are subject to a CDSC equal to 1.00% of the lesser of the purchase price or net asset value at the time of sale.

      Shares purchased by certain institutional investors receiving investment advice from an intermediary, including 401(k) or 403(b) qualified employee benefit plans with at least $500,000 or more in plan assets are not subject to an initial sales charge. The Fund reserves the right to change the minimum without notice. In addition, a Fund will not impose a sales charges upon the initial purchase of Class A Shares for an investor who is reinvesting the proceeds from the redemption of another Fund's shares, provided that the shares were initially subject to a sales charge and the reinvestment occurs within thirty days of the redemption.


      The Funds' distributor is Quasar Distributors, LLC (the "Distributor"). The Distributor normally retains a portion of the sales charge from the sale of Class A Shares and pays the balance to the broker-dealer or other financial intermediary through which the sale was made. The Distributor may also pay fees to banks from sales charges for services performed on behalf of their customers in connection with the purchase of shares of the Funds. In addition, entities whose clients have purchased Class A shares may be paid a trailing commission equal to 0.25 of 1% annually of the average daily value of such shares held by their clients.


      In addition to the commissions paid to dealers, the Distributor or CCM Advisors may pay cash compensation to dealers in connection with sales of shares of a Fund.

HOW TO EXCHANGE SHARES


      Shares of any Fund may be exchanged for the same class of shares of any other Fund on the basis of the respective net asset values of the Funds at the time of exchange. An exchange involves the redemption of shares of one Fund and investment of the redemption proceeds in the same class of shares of another Fund. Redemptions will, be made at the net asset value per share next determined after receipt of an exchange request in proper order. Shares of the Fund to be acquired will be purchased after receipt of your redemption request at the net asset value of those shares next determined after satisfaction of the purchase order requirements of the Fund whose shares are being acquired. Any gain or loss realized on an exchange is recognized for federal income tax purposes. You will not pay either an initial sales charge or a CDSC when exchanging shares. However, when you redeem the shares acquired through the exchange, the shares redeemed may be subject to a CDSC, depending on when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the Fund will compute the length of time you have owned your shares from the date of your original purchase.


      There are three ways to exchange your shares:
--------------------------------------------------------------------------------

                                     BY MAIL

--------------------------------------------------------------------------------
Send a written request using the procedures for written redemption requests below.

No signature guarantee is required.

If you were issued certificates for the shares being exchanged, the signed certificates and completed stock power form must accompany your written request.

                          For further information call:

                                 1-800-445-1341.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  BY TELEPHONE

--------------------------------------------------------------------------------

You must request telephone exchange privileges on your initial account application.

To authorize telephone exchanges after establishing your Fund account, send a signed written request to:

                           AHA Investment Funds, Inc.
                      c/o Firstar Mutual Fund Services, LLC
                      615 East Michigan Street - 3rd Floor
                               Milwaukee, WI 53202


To request an exchange, call:


1-800-445-1341

Shares exchanged by telephone must have a value of $1,000 or more.

Exchange instructions must be received before 4:00 p.m. (Eastern Time).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             THROUGH A FINANCIAL INSTITUTION/FINANCIAL PROFESSIONAL

--------------------------------------------------------------------------------

Contact your financial institution or financial professional for more information.

Exchange instructions must be received before 4:00 p.m. (Eastern Time).

Your financial institution or financial professional may charge you transaction fees and additional amounts in return for its services.
--------------------------------------------------------------------------------


      The Funds reserve the right to limit the number of exchanges between funds, to modify or discontinue the exchange privilege and to impose fees for its use upon not less than sixty days written notice to shareholders.


HOW TO SELL SHARES


      You may redeem some or all of your shares on any day the NYSE is open and that is not a bank holiday. The Funds ordinarily will pay redemption proceeds within seven days by wire transfer of federal funds to the bank account designated on your account application. Upon request, the Funds will pay redemption proceeds by check mailed to your address of record.


      There are three ways to redeem Fund shares:

--------------------------------------------------------------------------------

                                     BY MAIL
--------------------------------------------------------------------------------
Complete a written redemption request that includes:

              -     the Fund's name;

              -     your account number;

              -     each account owner's name and address;

              -     the dollar amount or number of shares to be sold; and

              -     the signature of each owner as it appears on the account.

Mail the written request to:

                           AHA Investment Funds, Inc.
                      c/o Firstar Mutual Fund Services, LLC
                                  P. O. Box 701
                            Milwaukee, WI 53201-0701

If you were issued certificates for the shares being redeemed, the signed certificates and completed stock power form must accompany your written request.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BY TELEPHONE
--------------------------------------------------------------------------------
You must make arrangements to redeem by telephone prior to the redemption. Please call 1-800-445-1341 for more information or to redeem during regular business hours.

Please be sure to furnish your taxpayer identification number.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             THROUGH A FINANCIAL INSTITUTION/FINANCIAL PROFESSIONAL
--------------------------------------------------------------------------------
Contact your financial institution or financial professional for more information.


Redemption requests must be received before 4:00 p.m. (Eastern Time).


Your financial institution or financial professional may charge you transaction fees and additional amounts in return for its services.
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT SELLING SHARES


- As long as the Funds receive your redemption request in proper form before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern
      Time), your shares will be sold at that day's net asset value. A redemption request is in proper form if it includes all of the required information listed in "How to Sell Shares" and the Fund has a completed application on file. If the Funds receive your redemption request after the close of regular trading on the NYSE, your redemption request will be executed the next business day, and your shares will be sold at the next day's net asset value.


- Shares generally continue earning dividends until the next business day after your trade date.


- If you were issued stock certificates for your shares, you must forward the certificates and a stock power, along with your redemption or exchange request. Each must be signed on behalf of the registered shareholder or by an authorized signatory.


- The Funds require a signature guarantee when a redemption request will be payable to anyone other than the account owners of record, mailed to an address other than the address of record, or wired to a bank other than one previously authorized. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

- Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, non-profit or retirement accounts. Please call us at 1-800-445-1341 before attempting to redeem from these types of accounts.

- Generally, payment of redemption proceeds will be made to your pre-authorized bank account within seven days of receipt and processing of your redemption request. Proceeds from redemption requests made shortly after a recent purchase order by check will be distributed only after the check clears, which may take up to 15 days from the date of purchase.


- The Funds may suspend redemptions or postpone payments of redemption proceeds for more than seven days during any period when (a) the NYSE is closed for other than customary weekends or holidays; (b) trading on the NYSE is restricted; (c) there are emergency circumstances as determined by the Securities and Exchange Commission; or (d) the Securities and Exchange Commission has by order permitted such suspension to protect shareholders of a Fund.


- The Funds reserve the right to pay redemptions "in kind" - payment of portfolio securities rather than cash - if the amount you are redeeming is large enough to effect a Fund's operation. In these cases, you might incur brokerage costs in converting the securities to cash and will be subject to market exposure until the securities are sold. By calling us before you attempt to redeem a large dollar amount, you are more likely to avoid in-kind or delayed payment of your redemption.


ADDITIONAL INFORMATION ABOUT TELEPHONE TRANSACTIONS

      You may give up some level of security by choosing to exchange or sell shares by telephone rather than by mail. The Funds will employ reasonable procedures to confirm that telephone instructions are genuine. If the Funds or their service providers follow these procedures, neither the Funds nor their service providers will be liable for any losses arising from unauthorized or fraudulent telephone instructions and you may be responsible for unauthorized telephone requests.

      Please verify the accuracy of each telephone transaction immediately upon receipt of confirmation statements. You may bear the risk of loss from an unauthorized telephone transaction.

      During times of drastic economic or market changes, telephone transactions may be difficult to implement. In the event that you are unable to reach the Funds by telephone, requests may be mailed or hand-delivered to the Funds c/o Firstar Mutual Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202.

POLICY ON TRADING OF FUND SHARES

      The Funds do not permit short-term or excessive trading. Excessive purchases, redemptions or exchanges of Fund shares disrupt investment management and increase Fund expenses. To promote the best interests of the Funds, each Fund reserves the right to reject any purchase order or exchange request it deems inappropriate - for example, one that appears so large that it would disrupt management of the Fund.



AUTOMATIC REDEMPTION OF SMALL ACCOUNTS

      The Funds reserve the right to redeem accounts having a value less than $500, unless the account value was reduced due to market activity. Proceeds from such a redemption will be sent directly to the shareholder. Before automatically redeeming your account, the Funds will notify you in writing and give you at least 60 days to increase the account balance. The Funds reserve the right to change the minimum needed to maintain an account at any time.

REPORTING TO SHAREHOLDERS

      To reduce the volume of mail that you receive, only one copy of certain materials, such as shareholder reports, will be mailed to your household (same address). Please call 1-800-445-1341, if you want to receive additional copies free of charge. This policy may not apply if you purchase shares through an intermediary.


DISTRIBUTION AND SERVICE FEES

      The Distributor is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, and is a broker-dealer registered with the Securities and Exchange Commission.

      The Class A Shares of each Fund have adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that permits the Funds to pay the Distributor a monthly fee as compensation for providing services to support the sale and distribution of the Funds' shares. The annual service fee may equal up to 0.25% of the average net assets of the Class A shares of each Fund. Over time these fees will reduce the return on your investment and may cost you more than paying other types of sales charges.


                             MASTER/FEEDER STRUCTURE

      Each Fund is a "feeder fund" in a "master/feeder" structure in which each Fund, instead of investing all of its assets directly in a portfolio of securities, pursues its investment objective by investing substantially all of its investable assets in a larger "master" portfolio which has the same investment objective and substantially similar investment policies and restrictions. Other funds with similar investment objectives and restrictions may also invest in the same master fund.

      Each Fund bears its corresponding Portfolio's expenses in proportion to the amount of assets it invests in the corresponding Portfolio. Each Fund can set its own transaction minimums, fund-specific expenses and conditions. The investment performance of each Fund depends on the investment performance of the Portfolio. If the investment policies of the Fund and the Portfolio become inconsistent, the Board of Directors may determine to withdraw its assets from the Portfolio if it believes doing so is in the best interest of the Fund and its shareholders. If the Board of Directors withdraws assets of a Fund, it would then consider whether that Fund should invest in another master portfolio or take other actions.

      For more information on the master/feeder structure, see the Statement of Additional Information.

                             MANAGEMENT OF THE FUNDS


INVESTMENT ADVISER

      CCM Advisors serves as each Portfolio's investment adviser. Subject to the supervision of the Master Fund's board of trustees, CCM Advisors is responsible for overseeing the day-to-day operations and business affairs of each Portfolio, including monitoring the performance of each Portfolio's Investment Manager(s). CCM Advisors' principal office is located at 190 South LaSalle Street, Suite 2800, Chicago, Illinois.

      CCM Advisors is majority-owned by Convergent Capital Management Inc. ("CCM"). CCM is a holding company that owns and maintains ownership interests (including majority ownership interests) in asset management firms. CCM does not provide investment advisory or related services to its affiliates, each of which operate independently of CCM, or to any clients of its affiliates. As of September 30, 2001, CCM affiliated firms managed assets for clients in excess of $13 billion.

      CCM Advisors provides all executive, administrative, clerical and other personnel necessary to operate the Funds and the Portfolios and pays the salaries and other costs of employing all of those persons. CCM Advisors furnishes the Funds and Portfolios with office space, facilities, and equipment and pays the day-to-day expenses related to the operating and maintenance of such office space, facilities and equipment. Except for those expenses that CCM Advisors assumes, including those noted above, the Funds and Portfolios pay for all of their own expenses.

      Each Portfolio pays a management fee to CCM Advisors determined as a percentage of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly. Out of the advisory fees that it receives from each Portfolio, CCM Advisors pays each Portfolio's Investment Manager for its sub-advisory services. The following chart shows the investment advisory fees paid by each Portfolio:


      LIMITED MATURITY FIXED INCOME MASTER PORTFOLIO                0.50%
      FULL MATURITY FIXED INCOME MASTER PORTFOLIO                   0.50%
      BALANCED MASTER PORTFOLIO                                     0.75%
      DIVERSIFIED EQUITY MASTER PORTFOLIO                           0.75%
      U.S. GROWTH EQUITY MASTER PORTFOLIO                           0.75%
      INTERNATIONAL CORE EQUITY MASTER PORTFOLIO                    1.00%


INVESTMENT MANAGERS

         CCM Advisors is responsible for the evaluation, selection and monitoring of each Portfolio's Investment Manager(s). CCM Advisors selects Investment Managers based on a variety of factors, including: investment style, performance record and the characteristics of each Investment Manager's typical investments. The assets of each multi-manager Portfolio are divided into segments and CCM Advisors is responsible for allocating the assets among the Investment Managers in accordance with their specific investment styles.

      The Investment Managers manage each Portfolio's investments and are responsible for making all investment decisions and placing orders to purchase and sell securities for the Portfolios. Subject to the oversight of CCM Advisors and the board of trustees of the Master Fund, the Investment Managers have complete discretion as to the purchase and sale of investments for the Portfolios consistent with each Portfolio's investment objective, policies and restrictions.

      Under an exemptive order from the Securities and Exchange Commission, CCM Advisors is permitted to enter into and materially amend portfolio management agreements with Investment Managers that are not affiliated with CCM Advisors without such agreements first being approved by the Portfolio's shareholders, which includes the Funds. The exemptive order also permits the Portfolios and the Funds to disclose: (a) the aggregate fees paid to CCM Advisors and any affiliated Investment Manager and (b) aggregate fees paid to unaffiliated Investment Managers. If a Portfolio employs an Investment Manager affiliated with CCM Advisors, the Portfolio and Fund will provide separate disclosure of any fees paid to that Investment Manager. In addition, it is a condition of the exemptive order that within 90 days of hiring of any new Investment Manager that is unaffiliated with CCM Advisors, CCM Advisors will furnish shareholders of the Portfolio and the Fund with an information statement about the new Investment Manager and Investment Sub-advisory Agreement. Any changes to the investment advisory contract between the Master Fund and CCM Advisors will still require shareholder approval.

      CCM ADVISORS HAS ULTIMATE RESPONSIBILITY, SUBJECT TO OVERSIGHT OF THE BOARD OF TRUSTEES OF THE MASTER FUND, TO OVERSEE EACH INVESTMENT MANAGER AND RECOMMEND ITS HIRING, TERMINATION AND REPLACEMENT.


LIMITED MATURITY FIXED INCOME FUND

      The Patterson Capital Corporation ("Patterson") serves as Investment Manager to the Limited Maturity Fixed Income Master Portfolio. Patterson is located at 2029 Century Park East #2950, Los Angeles, California 90067, and is a privately held advisory organization that provides investment management services to a variety of institutions, including investment companies and employee benefit plans. As of September 30, 2001, Patterson had approximately $1.4 billion of assets under management.

      The following individuals at Patterson share primary responsibility for the Limited Maturity Fixed Income Master Portfolio:



          ----------------------------------------------------------------
                 MANAGER                     PROFESSIONAL EXPERIENCE
                                            (FOR THE LAST FIVE YEARS)
          ----------------------------------------------------------------
            Jean M. Clark               Senior Vice President /
                                        Portfolio Manager, Patterson.

          ----------------------------------------------------------------
            Joseph B. Patterson         President,
                                        Chief Investment Strategist,
                                        Patterson.
          ----------------------------------------------------------------

FULL MATURITY FIXED INCOME FUND

         Baird Advisors serves as Investment Manager to the Full Maturity Fixed Income Master Portfolio. Baird Advisors is located at 777 East Wisconsin Avenue, Suite 2100, Milwaukee, Wisconsin 53202, and is an institutional fixed income department within Robert W. Baird & Co., Inc. Baird provides management services to pension plans, non-profit organizations and individuals. As of September 30, 2001, Baird Advisors had approximately $6.4 billion of assets under management.

         The following individuals at Baird Advisors share primary responsibility for the Full Maturity Fixed Income Portfolio:



          ----------------------------------------------------------------
               MANAGER                       PROFESSIONAL EXPERIENCE
                                            (FOR THE LAST FIVE YEARS)
          ----------------------------------------------------------------
            Gary A. Elfe              Managing Director, Senior Portfolio
                                      Manager, Baird Advisors (since
                                      2000); prior thereto, Senior Vice
                                      President, Senior Portfolio Manager,
                                      Firstar Investment Research &
                                      Management Company, LLC.
          ----------------------------------------------------------------
            Daniel A. Tranchita       Senior Vice President, Senior
                                      Portfolio Manager, Baird Advisors
                                      (since 2000); prior thereto, Senior
                                      Vice President, Senior Portfolio
                                      Manager, Firstar Investment Research
                                      & Management Company, LLC.
          ----------------------------------------------------------------



BALANCED FUND

      Western Asset Management Company serves as Investment Manager to the fixed income portion of the Balanced Master Portfolio. Cambiar Investors, Inc. and Freeman Associates Investment Management LLC serve as Investment Managers to the equity portion of the Balanced Master Portfolio. Western Asset Management Company ("Western") is located at 117 East Colorado Boulevard, Pasadena, California 91105, and is an independent affiliate of Legg Mason, Inc., a publicly held financial services organization that engages through its subsidiaries in the businesses of securities brokerage, investment management, corporate and public finance and real estate services. Western's Fixed-Income team has responsibility for the management of the Balanced Master Portfolio. All portfolio's are managed on a team basis. The core investment team at Western has been together for 10 years. The average experience of the portfolio management group is 13 years. As of September 30, 2001, the firm had approximately $93.7 billion in assets under management for institutional clients and approximately $11.0 billion of assets under management for mutual funds.

      The following individual at Western is primarily responsible for the Balanced Master Portfolio:



          ----------------------------------------------------------------
                MANAGER                      PROFESSIONAL EXPERIENCE
                                            (FOR THE LAST FIVE YEARS)
          ----------------------------------------------------------------
             James J. Flick           Portfolio Manager, Western (since
                                      1998); prior thereto, Portfolio
                                      Manager, Transamerica Investment
                                      Services (1996-1998).
          ----------------------------------------------------------------


      Cambiar Investors LLC ("Cambiar") is located at 2401 East Second Avenue, Suite 400, Denver, Colorado 80206 and until July 2001, was a subsidiary of United Asset Management Corporation ("UAM"), a subsidiary of Old Mutual plc, a publicly held company. In July 2001, Cambiar's principals purchased Cambiar from UAM/Old Mutual plc. Cambiar was organized in 1973 and provides investment management services for pension plans, foundations and endowments and high net worth individuals. As of September 30, 2001, the firm had approximately $2.2 billion of assets under management.

      The following individuals at Cambiar share primary responsibility for the Balanced Master Portfolio:



          ----------------------------------------------------------------
               MANAGER                      PROFESSIONAL EXPERIENCE
                                           (FOR THE LAST FIVE YEARS)
          ----------------------------------------------------------------
            Michael S. Barish        Director, Chairman and Chief
                                     Investment Officer (since Feb.
                                     2000), prior thereto, President and
                                     Treasurer, Cambiar.
          ----------------------------------------------------------------
            Brian M. Barish          President and Treasurer (since Feb.
                                     2000), Director of Research (since
                                     Jan. 1999), Portfolio Manager (since
                                     Feb. 1997), Senior Vice President
                                     (Jan. 1999-Jan. 2000), Vice
                                     President and Analyst (Feb.
                                     1997-Dec. 1998), Cambiar; prior
                                     thereto, Vice President of
                                     Investment Research, Lazard Freres &
                                     Co. LLC.
          ----------------------------------------------------------------
            Anna A. Aldrich          Vice President and Portfolio Manager,
                                     Cambiar (since 1999); prior thereto,
                                     Global Equity Analyst, Bankers Trust
                                     Company.
          ----------------------------------------------------------------


          ----------------------------------------------------------------
               MANAGER                      PROFESSIONAL EXPERIENCE
                                           (FOR THE LAST FIVE YEARS)
          ----------------------------------------------------------------
            Maria L. Azari           Vice President and Portfolio Manager
                                     (since 1999), Securities Analyst
                                     (since 1997), Cambiar; prior
                                     thereto, Investment Analyst, Eaton
                                     Vance.
          ----------------------------------------------------------------
            Michael J. Gardner       Vice President and Portfolio
                                     Manager, Cambiar.
          ----------------------------------------------------------------


      Freeman Associates Investment Management LLC ("Freeman") is located at 16236 San Dieguito Road, Suite 2-20, P.O. Box 9210, Rancho Santa Fe, California 92067, and is a privately held company that is controlled by John
D. Freeman. Formerly known as the Investment Research Company, the firm was organized in 1985 and provides investment management services to institutions, retirement plans, and non-profit organizations. As of September 30, 2001, the firm had approximately $1.8 billion of assets under management.


      The following individuals at Freeman share primary responsibility for the Balanced Master Portfolio:



          ----------------------------------------------------------------
               MANAGER                       PROFESSIONAL EXPERIENCE
                                            (FOR THE LAST FIVE YEARS)
          ----------------------------------------------------------------
            John D. Freeman           President, Freeman (since 1996);
                                      prior thereto, Portfolio Manager,
                                      Martingale Asset Management.

          ----------------------------------------------------------------
            Jeffrey Norman            Senior Vice President (since
                                      1999); Freeman, Risk Manager,
                                      ZAIS Group (1997-1999); prior
                                      thereto, Risk Manager, Trader,
                                      Mariner Investment Group.
          ----------------------------------------------------------------


DIVERSIFIED EQUITY FUND

      Cambiar and Freeman serve as Investment Managers to the Diversified Equity Master Portfolio. See the descriptions under the Balanced Fund in this section for information regarding Cambiar and Freeman and the individuals who share primary responsibility for the Diversified Equity Master Portfolio.


U.S. GROWTH EQUITY FUND

      KCM Investment Advisors ("KCM") serves as Investment Manager to the Portfolio. KCM is located at 300 Drake's Landing Road, Suite 190, Greenbrae, California, 94904 and is an investment management company that manages domestic and international equity and fixed income portfolios for individuals and institutions. As of September 30, 2001, the firm had approximately $672 million of assets under management.

      The following individuals at KCM share primary responsibility for the
Portfolio:




          -----------------------------------------------------------------
                  MANAGER                     PROFESSIONAL EXPERIENCE
                                             (FOR THE LAST FIVE YEARS)
          -----------------------------------------------------------------
            Jay Aubrey Kellett            Chief Executive Officer, Chief
                                          Investment Officer, KCM.
          -----------------------------------------------------------------
            Richard N. Vanscoy            Managing Director and Director
                                          of Research, KCM. (since 1997);
                                          prior thereto, Managing Director,
                                          Barclays Global Investors.
          -----------------------------------------------------------------
            Craig A. Stephens             Principal and Portfolio Manager,
                                          KCM. (since 1997); prior thereto,
                                          Senior Equity Manager, RCM
                                          Capital Management.
          -----------------------------------------------------------------
            John A. Lundin                Principal and Portfolio Manager,
                                          KCM. (since May 2000); prior
                                          thereto, Senior Vice President,
                                          Portfolio Manager, Scudder
                                          Stevens and Clark.
          -----------------------------------------------------------------
            Patricia Small Kellett        Principal and Portfolio Manager,
                                          KCM. (since July 2000); prior
                                          thereto, Treasurer, Regents of
                                          the University of California.
          -----------------------------------------------------------------
            William Prince                Chief Operating Officer, KCM.
                                          (since Sept. 2000); Investment
                                          Manager, Fischer Investments
                                          (Jan. 2000 - Aug. 2000); prior
                                          thereto, Vice President and
                                          Director, Wall Street Associates.
          -----------------------------------------------------------------

         Appendix A to this Prospectus shows the investment performance for KCM. This information is provided to illustrate KCM's past performance in managing investment mandates with substantially similar investment objectives, policies and strategies.

INTERNATIONAL CORE EQUITY FUND

      Pyrford International PLC ("Pyrford") serves as Investment Manager to the Portfolio. Pyrford is located at 79 Grosvenor Street - Mayfair, London, England W1K 3JU. Founded in 1987, Pyrford's ultimate parent is Pyrford Capital Limited, which is 50% owned by employees and 50% by Euro Equity Holdings SA, a European investment company. As of September 30, 2001, the firm had approximately $1.2 billion of assets under management.

      The following individuals at Pyrford share primary responsibility for the
Portfolio:



          ----------------------------------------------------------------
               MANAGER                      PROFESSIONAL EXPERIENCE
                                           (FOR THE LAST FIVE YEARS)
          ----------------------------------------------------------------
            Bruce L. Campbell        Chief Investment Officer and Chief
                                     Executive Officer, Pyrford.
          ----------------------------------------------------------------
            Anthony N. Cousins, CFA  Portfolio Manager, United Kingdom
                                     and Europe, Pyrford.
          ----------------------------------------------------------------
            Charu L. Fernando, CFA   Portfolio Manager, Asia and Canada,
                                     Pyrford.
          ----------------------------------------------------------------


         Appendix B to this Prospectus shows the investment performance for Pyrford. This information is provided to illustrate Pyrford's past performance in managing investment mandates with substantially similar investment objectives, policies and strategies.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

      The Funds distribute to shareholders virtually all of their net income (interest less expenses). It is expected that dividends from net investment income will be declared and paid on the following schedule:


      DECLARED             PAYABLE                          FUNDS

    Daily       Last day of each month.         Limited Maturity Fixed Income
                                                Fund and Full Maturity Fixed
                                                Income Fund

    Quarterly   Mid:  March, June, September,   Balanced Fund; Diversified
                and December                    Equity Fund; U.S. Growth Equity
                                                Fund; and International Core
                                                Equity Fund


      A Fund may realize capital gains from time to time when it sells securities. Capital gains will be distributed annually. Dividends and other distributions will be automatically reinvested in more shares of your Fund unless you request otherwise.

TAXES

      The discussion below regarding federal and state income taxation is included for general information only. You should consult your tax advisor concerning the federal and state tax consequences of an investment in the Fund.

      The Fund will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following:

      - The tax status of any distribution is the same regardless of how long you have held shares of the Fund and whether you reinvest in additional shares of the Fund or take the distribution in cash.

      - Distributions declared in December -- if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

      - Any dividends and distributions of short-term capital gains, if any, received by you are taxable to you as ordinary income for federal income tax purposes. A Fund's distributions of long-term capital gains, if any, are taxable to you as capital gains.


      - Dividend distributions that you receive may be subject to state and local income taxes. Depending on your state's rules, however, any dividends attributable to interest earned on direct obligations of the U.S. Treasury may be exempt from state and local taxes. The Fund will notify you each year concerning how much, if any, of your dividends may qualify for this exemption.


      - Each of the U.S. Growth Equity Fund and International Core Equity Fund may receive income from sources in foreign countries and that income may be subject to foreign taxes at its source. If a Fund pays non-refundable taxes to foreign governments during the year, those taxes will reduce the Fund's dividend but will still be included in your taxable income. You may be able to claim an offsetting credit or deduction on your tax return for your share of foreign taxes paid by a Fund for a particular year if more than 50% of its total assets consists of stock or securities in foreign corporations and the Fund makes a special tax election for such year whereby each of its shareholders includes in his gross income and treats as paid by him his proportionate share of such foreign taxes. The Fund will send you detailed information about the foreign tax credit or deduction each year.


      By law, the Fund must withhold a percentage of any taxable distributions or redemptions from your account if you do not:

      -     provide us with your correct taxpayer identification;

      -     certify that your taxpayer identification is correct;

      -     certify that you are a U.S. person; and

      -     confirm that you are not subject to backup withholding.

      The Fund must withhold taxes from your account if the IRS instructs us to do so.

      If a dividend distribution mailed to your address of record is returned as undeliverable, the Fund will automatically reinvest all future distributions until you provide us with a valid mailing address.


                              FINANCIAL HIGHLIGHTS

      The following tables are intended to help you understand each Fund's financial performance since it began operations as it relates to Class I Shares (not Class A Shares). Certain information reflects financial results for a single Class I Share. Because Class A Shares have not previously been issued, similar information does not exist for them. Total returns represent the rate you would have earned (or lost) on an investment, assuming reinvestment of all dividends and distributions. This information has been audited by Arthur Andersen LLP, independent accountants, whose report, along with each Fund's financial statements, is included in the annual report and the Statement of Additional Information, which are available upon request. For each year shown, all information is for the year ended June 30. Financial highlights information is not presented for U.S. Growth Equity Fund or International Core Equity Fund because those Funds have not yet commenced operations.

LIMITED MATURITY FIXED INCOME FUND



FOR A SHARE OUTSTANDING THROUGHOUT EACH      YEAR ENDED   YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
YEAR                                           6/30/01     6/30/00      6/30/99     6/30/98     6/30/97

NET ASSET VALUE, BEGINNING OF PERIOD         $   10.11    $  10.20    $   10.22   $   10.16   $   10.12

Income From Investment Operations:

         Net investment income                    0.63        0.58         0.53        0.60        0.61

         Net realized and unrealized
         gain (loss) on investments and
         futures                                  0.32       (0.09)       (0.02)       0.06        0.04

TOTAL INCOME FROM INVESTMENT OPERATIONS           0.95        0.49         0.51        0.66        0.65

Distributions paid to shareholders:

         Net investment income                   (0.63)      (0.58)       (0.53)      (0.60)      (0.61)

         Net realized capital gain (loss)         0           0            0           0           0

Total Distributions                              (0.63)      (0.58)       (0.53)      (0.60)      (0.61)

NET ASSET VALUE, END OF PERIOD               $   10.43    $  10.11    $   10.20   $   10.22   $   10.16

Total Return on net asset value (A)               9.17%       4.37%        4.59%       6.11%       6.03%

         Ratios/Supplemental Data:

         Net Assets, End of Period           $  51,076    $ 85,813    $ 104,675   $ 129,717   $ 141,023
         (thousands)

         Ratio of Expenses to Average             0.24%       0.14%        0.12%       0.12%       0.12%
         Net Assets(B)

         Ratio of Net Investment Income
         to Average Net Assets(B)                 6.50%       5.86%        5.30%       5.92%       6.04%

         Portfolio Turnover Rate                189.31%     161.89%      176.78%     144.97%     121.70%


-----------

(A) Total Return on Net Asset Value is net of the management fee of 0.50% per annum.

(B) Ratios include all management fees and expenses except for the program services fee.

FULL MATURITY FIXED INCOME FUND



FOR A SHARE OUTSTANDING THROUGHOUT           YEAR ENDED   YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
EACH YEAR                                      6/30/01     6/30/00      6/30/99     6/30/98     6/30/97

NET ASSET VALUE, BEGINNING OF PERIOD         $    9.68    $   9.85    $   10.18   $    9.79   $    9.63

Income From Investment Operations:

     Net investment income                        0.63        0.64         0.60        0.64        0.65

     Net realized and unrealized gain
     (loss) on investments and futures            0.42       (0.17)       (0.33)       0.39        0.16

TOTAL INCOME FROM INVESTMENT OPERATIONS           1.05        0.47         0.27        1.02        0.81

Distributions paid to shareholders:

     Net investment income                       (0.63)      (0.64)       (0.60)      (0.64)      (0.65)

     Net realized capital gain (loss)             0           0            0           0           0

Total Distributions                              (0.63)      (0.64)       (0.60)      (0.64)      (0.65)

NET ASSET VALUE, END OF PERIOD               $   10.10    $   9.68    $    9.85   $   10.18   $    9.79

Total Return on net asset value (A)              10.61%       4.41%        2.11%      10.20%       8.09%

     Ratios/Supplemental Data:

     Net Assets, End of Period (thousands)   $  38,540    $ 78,188    $  73,420   $  71,829   $  50,796

     Ratio of Expenses to Average Net
     Assets(B)                                    0.31%       0.17%        0.16%       0.17%       0.21%

     Ratio of Net Investment Income to
     Average Net Assets(B)                        6.74%       6.55%        5.90%       6.19%       6.63%

     Portfolio Turnover Rate                    236.10%     211.40%      273.61%     178.52%     304.93%


-----------
(A) Total Return on Net Asset Value is net of the management fee of 0.50% per annum.

(B) Ratios include all management fees and expenses except for the program services fee.

BALANCED FUND



FOR A SHARE OUTSTANDING THROUGHOUT           YEAR ENDED   YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
EACH YEAR                                      6/30/01     6/30/00     6/30/99     6/30/98      6/30/97


NET ASSET VALUE, BEGINNING OF PERIOD         $   12.44    $  14.69    $  14.61    $ 14.86     $ 13.38

Income From Investment Operations:

         Net investment income                    0.36        0.37        0.36       0.41        0.37

         Net realized and unrealized gain
         (loss) on investments and futures        0.25        0.26        1.45       2.01        2.65

TOTAL INCOME FROM INVESTMENT OPERATIONS           0.61        0.63        1.81       2.42        3.02

Distributions paid to shareholders:

         Net investment income                   (0.36)      (0.37)      (0.36)     (0.44)      (0.39)

         Net realized capital gain (loss)        (3.52)      (2.51)      (1.37)     (2.23)      (1.15)

Total Distributions                              (3.88)      (2.88)      (1.73)     (2.67)      (1.54)

NET ASSET VALUE, END OF PERIOD               $    9.17    $  12.44    $  14.69    $ 14.61     $ 14.86

Total Return on net asset value (A)               6.20%       3.99%      13.10%     16.79%      23.23%

     Ratios/Supplemental Data:

     Net Assets, End of Period (thousands)   $  23,591    $ 48,936    $ 63,301    $59,360     $52,137

     Ratio of Expenses to Average Net
     Assets(B)                                    0.46%       0.24%       0.18%      0.18%       0.23%

     Ratio of Net Investment Income to
     Average Net Assets(B)                        2.66%       2.59%       2.55%      2.86%       2.81%

     Portfolio Turnover Rate                    220.34%     169.10%     206.43%    169.04%     173.60%


-----------
(A) Total Return on Net Asset Value is net of the management fee of 0.75% per annum.

(B) Ratios include all management fees and expenses except for the program services fee.

DIVERSIFIED EQUITY FUND



FOR A SHARE OUTSTANDING THROUGHOUT           YEAR ENDED   YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
EACH YEAR                                      6/30/01     6/30/00     6/30/99      6/30/98     6/30/97


NET ASSET VALUE, BEGINNING OF PERIOD         $   21.04    $   22.15   $   20.37   $   20.72   $   17.59

Income From Investment Operations:

         Net investment income                    0.26         0.24        0.29       0.32         0.34

         Net realized and unrealized gain
         (loss) on investments and futures       (0.21)        1.05        3.42       4.14         5.18

TOTAL INCOME FROM INVESTMENT OPERATIONS           0.05         1.29        3.71       4.46         5.52

Distributions paid to shareholders:

         Net investment income                   (0.26)       (0.24)      (0.29)     (0.32)       (0.34)

         Net realized capital gain (loss)        (4.93)       (2.16)      (1.64)     (4.49)       (2.05)

Total Distributions                              (5.19)       (2.40)      (1.93)     (4.81)       (2.39)

NET ASSET VALUE, END OF PERIOD               $   15.90    $   21.04   $   22.15   $  20.37    $   20.72

Total Return on net asset value (A)               1.17%        5.28%      18.90%     24.05%       32.97%

     Ratios/Supplemental Data:

     Net Assets, End of Period (thousands)   $   92,053   $  131,786  $  126,892  $  85,736   $ $ 70,590

     Ratio of Expenses to Average Net
     Assets(B)                                    0.16%        0.11%       0.10%      0.14%        0.17%

     Ratio of Net Investment Income to
     Average Net Assets(B)                        1.33%        1.11%       1.43%      1.51%        1.83%

     Portfolio Turnover Rate                     99.48%       66.84%      74.35%     65.82%       67.31%



-----------

(A) Total Return on Net Asset Value is net of the management fee of 0.75% per annum.

(B) Ratios include all management fees and expenses except for the program services fee.

                                   APPENDIX A

                           Past Performance of KCM

         The performance of the composite below shows the performance of KCM in managing all substantially similar accounts with investment objectives, policies, strategies, and risks substantially similar to those of the U.S. Growth Equity Fund and U.S. Growth Equity Master Portfolio. The composite shown below is an aggregation of all accounts managed by KCM that have investment objectives, policies, strategies, and risks that are substantially similar to those of the U.S. Growth Equity Fund and U.S. Growth Equity Master Portfolio.

         The performance shown below is for the one-, three-, five- and ten-year periods ending September 30, 2001 and does not represent the performance of the U.S. Growth Equity Fund or U.S. Growth Equity Master Portfolio. The composite performance data has been provided by KCM.

         The composite includes all accounts that KCM managed or sub-advised that have similar investment profiles. The accounts included in the composite are not subject to the same type of expenses to which the U.S. Growth Equity Fund is subject. The accounts also are not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the U.S. Growth Equity Master Portfolio and the U.S. Growth Equity Fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. In fact, the expenses of the accounts included in the composite are lower than the U.S. Growth Equity Fund's expenses. Consequently, if the expenses of the U.S. Growth Equity Fund had been included in the composite, the composite's performance results would have been lower than what is shown below.

         The performance information of the account is not intended to predict or suggest the performance that might be experienced by the U.S. Growth Equity Fund, the U.S. Growth Equity Master Portfolio or an individual investor in the U.S. Growth Equity Fund. The performance information was calculated using standards promulgated by the Association for Investment Management & Research. Investors should be aware that the methodology used for the composite performance is not the SEC standard to calculate the performance. As a result, such performance results may differ from results calculated according to the SEC's methodology.


AVERAGE ANNUAL TOTAL RETURN      1 YEAR     3 YEARS       5 YEARS      10 YEARS
FOR PERIODS ENDED 9/30/01
Composite                       (33.07)%    11.50%       18.69%        18.71%
Russell 1000 Growth Index       (45.64)%   (3.28)%        6.50%        10.58%

                                   APPENDIX B

                            Past Performance of Pyrford

         The performance of the composite below shows the performance of Pyrford in managing all substantially similar accounts with investment objectives, policies, strategies, and risks substantially similar to those of the International Core Equity Fund and International Core Equity Master Portfolio. The composite shown below is an aggregation of all accounts managed by Pyrford that have investment objectives, policies, strategies, and risks that are substantially similar to those of the International Core Equity Fund and International Core Equity Master Portfolio.

         The performance shown below is for the one-, three-, five- and ten-year periods ending September 30, 2001 and does not represent the performance of the AHA International Core Equity Fund or International Core Equity Master Portfolio. The composite performance data has been provided by Pyrford.

         The composite includes all accounts that Pyrford managed or sub-advised that have similar investment profiles. The accounts included in the composite are not subject to the same type of expenses to which the International Core Equity Fund is subject. The accounts also are not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the International Core Equity Master Portfolio and the International Core Equity Fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. In fact, the expenses of the accounts included in the composite are lower than the International Core Equity Fund's expenses. Consequently, if the expenses of the International Core Equity Fund had been included in the composite, the composite's performance results would have been lower than what is shown below.

         The performance information of the account is not intended to predict or suggest the performance that might be experienced by the International Core Equity Fund, the International Core Equity Fund Master Portfolio or an individual investor in the International Core Equity Fund. The performance information was calculated using standards promulgated by the Association for Investment Management & Research. Investors should be aware that the methodology used for the composite performance is not the SEC standard to calculate the performance. As a result, such performance results may differ from results calculated according to the SEC's methodology.


AVERAGE ANNUAL TOTAL RETURN    1 YEAR       3 YEARS      5 YEARS       10 YEARS
FOR PERIODS ENDED 9/30/01
Composite                      (7.89)%        4.62%        4.56%         10.37%
MSCI EAFE Index               (28.53)%       (1.16)%      (0.14)%         3.93%


396181/D/5   C2SL05_
                              FOR MORE INFORMATION

More information about the Funds is available free upon request:

SHAREHOLDER REPORTS

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. The Funds' annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the Funds and their policies. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus.

                              TO OBTAIN INFORMATION

To obtain free copies of the annual, semi-annual report or the SAI or to discuss questions about the Funds:

BY TELEPHONE  - 1-800-445-1341

BY MAIL

AHA Investment Funds, Inc.
c/o Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701

BY INTERNET



Information about the Funds will be available via the internet at WWW.AHAFUNDS.ORG by January 2002.


Information about the Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Free text only versions of the annual report, semi-annual report and the SAI are available on the EDGAR Database on the SEC's Internet web-site, http://www.sec.gov. You can also obtain copies of this information, after paying a duplication fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act File Number 811-05534.

                           AHA INVESTMENT FUNDS, INC.
                     AHA LIMITED MATURITY FIXED INCOME FUND
                       AHA FULL MATURITY FIXED INCOME FUND
                                AHA BALANCED FUND
                           AHA DIVERSIFIED EQUITY FUND
                           AHA U.S. GROWTH EQUITY FUND
                       AHA INTERNATIONAL CORE EQUITY FUND

                                 CLASS I SHARES
                      INSTITUTIONAL SERVICING CLASS SHARES

                               P R O S P E C T U S
                                November 16, 2001

                      190 South LaSalle Street, Suite 2800
                             Chicago, Illinois 60603

                                 ---------------

Be sure to read this prospectus before you invest and retain it for future reference. This prospectus presents essential facts about the Funds, including investment strategies, management fees and services available to you as an investor.

The Securities and Exchange Commission has not approved or disapproved of the Funds' shares or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                 ---------------

                                TABLE OF CONTENTS
                                                                     PAGE

INVESTMENTS, RISKS AND PERFORMANCE                                      1
         AHA LIMITED MATURITY FIXED INCOME FUND                         2
         AHA FULL MATURITY FIXED INCOME FUND                            4
         AHA BALANCED FUND                                              6
         AHA DIVERSIFIED EQUITY FUND                                    9
         AHA U.S. GROWTH EQUITY FUND                                   11
         AHA INTERNATIONAL CORE EQUITY FUND                            13
PRINCIPAL RISK CONSIDERATIONS                                          15
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS                          17
FEES AND EXPENSES                                                      18
SHAREHOLDER INFORMATION                                                20
         Pricing of Fund Shares                                        20
         Investment Minimums                                           21
         How to Buy Shares                                             21
         How to Exchange Shares                                        23
         How to Sell Shares                                            24
         Policy on Trading of Fund Shares                              27
         Automatic Redemption of Small Accounts                        27
         Reporting to Shareholders                                     27
         Distribution and Service Fees                                 27
MASTER/FEEDER STRUCTURE                                                28
MANAGEMENT OF THE FUNDS                                                28
         Investment Adviser                                            28
         Investment Managers                                           29
DIVIDENDS, DISTRIBUTIONS AND TAXES                                     35
FINANCIAL HIGHLIGHTS                                                   37
Appendix A - Past Performance of KCM                                  A-1
Appendix B - Past Performance of Pyrford                              B-1

                       INVESTMENTS, RISKS AND PERFORMANCE

       Each Fund is a series of AHA Investment Funds, Inc. (the "Funds"). The Funds are designed to provide investors with a broad range of investment choices and strategies and offer three classes of shares, Class A Shares, Class I Shares and Institutional Servicing Class Shares. This prospectus describes Class I Shares and Institutional Servicing Class Shares, which are currently offered only to participants in the American Hospital Associate Investment Program, member hospitals of the American Hospital Association ("AHA"), as well as their affiliated organizations and organizations within the healthcare industry, including (but not limited to) employee benefit plans, pension and profit-sharing plans and hospital insurance funds of such investors. Class A Shares are offered through broker/dealers and financial institutions who hold such shares for the benefit of their customers, and to professionals and organizations engaged in the healthcare industry, including (but not limited to) employee benefit plans, pension and profit-sharing plans and hospital insurance funds of such organizations and are offered through a separate prospectus.

       Each Fund invests substantially all of its assets in a separate series of a mutual fund called CCM Advisors Funds (the "Master Fund"). Each series of the Master Fund (each a "Portfolio") has substantially similar objectives, strategies and policies as a corresponding Fund. The following Fund summaries identify each Fund's investment objective and principal investment strategies. Other investment strategies and techniques are described in the Statement of Additional Information.

                     AHA LIMITED MATURITY FIXED INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of current income, consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests substantially all of its assets in the Limited Maturity Fixed Income Master Portfolio.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in: (i) fixed income securities that the U.S. Government, its agents or instrumentalities issue or guarantee, and (ii) money market instruments and non-convertible fixed income securities of other issuers having one of the three highest ratings of either Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's, a division of The McGraw-Hill Companies ("S&P").

The dollar-weighted average maturity of the Portfolio is normally less than three years. In no event will the dollar-weighted average maturity of the Portfolio exceed five years. There is no limit on the maturities of individual securities. The Portfolio's Investment Manager determines which securities to purchase or sell and adjusts the Portfolio's average maturity based upon a variety of factors aimed at controlling risk while seeking to capture market opportunities. These factors include an analysis of interest rates and yields, the quality of particular securities, and the comparative risks and returns of alternative investments.

The Portfolio's Investment Manager may sell a portfolio holding if the security's creditworthiness or rating has deteriorated. However, the Portfolio's Investment Manager is not required to sell a security if the security's rating or credit quality deteriorates after its purchase.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are listed below.

-      CREDIT RISK

-      INTEREST RATE RISK

-      PREPAYMENT RISK

-      MANAGEMENT RISK

Please see "Principal Risk Considerations" following the Fund summaries for a description of these and other risks that may be applicable to your investment.

PERFORMANCE

       The chart below shows the changes in the Fund's performance from year to year. The table following the chart shows how the Fund's performance over time compares to that of a broad measure of market performance. When you consider this information, please remember that past performance is not necessarily an indication of how a Fund will perform in the future.

[CHART OF YEAR-BY-YEAR TOTAL RETURN]

YEAR-BY-YEAR TOTAL RETURN(1)
CLASS I SHARES

(AS OF 12/31 EACH YEAR)(2)

1991              12.83%
1992               3.58%
1993               4.97%
1994               0.33%
1995              10.54%
1996               4.09%
1997               5.92%
1998               6.32%
1999               2.74%
2000               7.61%

(1) BECAUSE INSTITUTIONAL SERVICING CLASS SHARES HAVE NOT BEEN OFFERED FOR A FULL CALENDAR YEAR, THE INFORMATION PROVIDED IN THE BAR CHART AND TABLES BELOW REPRESENTS ONLY THE PERFORMANCE OF CLASS I SHARES. CLASS I SHARES AND INSTITUTIONAL SERVICING CLASS SHARES WOULD HAVE SUBSTANTIALLY SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. HOWEVER, BECAUSE THE CLASSES DO NOT HAVE THE SAME EXPENSES, THE EXPENSE RATIO AND THE TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN OF INSTITUTIONAL SERVICING CLASS SHARES WILL DIFFER FROM THE CLASS I SHARES.

(2) YEAR-TO-DATE TOTAL RETURN AS OF 9/30/01 WAS 7.45% (CLASS I SHARES).

            BEST QUARTER                       Q4/91             4.48%
            ----------------------------------------------------------
            WORST QUARTER                      Q1/92             (.70)%

AVERAGE ANNUAL TOTAL RETURN
(AS OF 12/31/00)
ALL RETURNS REFLECT REINVESTED DIVIDENDS.

                                                   1 YEAR            5 YEARS          10 YEARS
                                                   ------            -------          --------
LIMITED MATURITY FIXED INCOME FUND
(CLASS I SHARES)                                   7.61%             5.32%            6.29%

LEHMAN BROTHERS GOV'T 1-3 YEAR INDEX*              8.17%             5.99%            6.34%

*The Lehman Brothers Government 1-3 Year Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. government, or any agency thereof, or any quasi-federal corporation and of corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum outstanding principal of $1 million and a minimum maturity of one year are included.

                       AHA FULL MATURITY FIXED INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide the highest level of income consistent with long-term preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests substantially all of its assets in the Full Maturity Fixed Income Master Portfolio. The Portfolio uses multiple Investment Managers that each use distinct investment strategies to achieve the Portfolio's investment objective.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in: (i) fixed income securities that the U.S. Government, its agents or instrumentalities issue or guarantee, and (ii) money market instruments and non-convertible fixed income securities of other issuers having one of the three highest ratings of Moody's or S&P. The Portfolio may invest up to 25% of its total assets in securities that Moody's rates Baa or S&P rates BBB or which, if not rated, the Portfolio's Investment Managers determine are of comparable quality.

The Portfolio has no minimum or maximum maturity for the securities it may purchase. The Portfolio's Investment Managers may vary the average maturity of the Portfolio's assets substantially and make buy and sell decisions based upon their individual analysis of prevailing interest rates and yields, the quality and value of particular securities, and the comparative risks and returns of alternative investments.

The Portfolio's Investment Managers may sell a portfolio holding if the security's creditworthiness or rating has deteriorated. However, the Portfolio's Investment Manager is not required to sell a security if the security's rating or credit quality deteriorates after its purchase.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are listed below.

-      CREDIT RISK

-      INTEREST RATE RISK

-      PREPAYMENT RISK

-      MANAGEMENT RISK

Please see "Principal Risk Considerations" following the Fund summaries for a description of these and other risks that may be applicable to your investment.

PERFORMANCE

       The chart below shows the changes in the Fund's performance from year to year. The table following the chart shows how the Fund's performance over time compares to that of a broad measure of market performance. When you consider this information, please remember that past performance is not necessarily an indication of how a Fund will perform in the future.

[CHART OF YEAR-BY-YEAR TOTAL RETURN]]

YEAR-BY-YEAR TOTAL RETURN(1)
CLASS I SHARES

(AS OF 12/31 EACH YEAR)(2)

1991              15.92%
1992               5.72%
1993              10.99%
1994              -3.74%
1995              17.19%
1996               2.24%
1997               9.33%
1998               7.98%
1999               1.48%
2000              10.72%

(1) BECAUSE INSTITUTIONAL SERVICING CLASS SHARES HAVE NOT BEEN OFFERED FOR A FULL CALENDAR YEAR, THE INFORMATION PROVIDED IN THE BAR CHART AND TABLES BELOW REPRESENTS ONLY THE PERFORMANCE OF CLASS I SHARES. CLASS I SHARES AND INSTITUTIONAL SERVICING CLASS SHARES WOULD HAVE SUBSTANTIALLY SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. HOWEVER, BECAUSE THE CLASSES DO NOT HAVE THE SAME EXPENSES, THE EXPENSE RATIO AND THE TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN OF INSTITUTIONAL SERVICING CLASS SHARES WILL DIFFER FROM THE CLASS I SHARES.

(2) YEAR-TO-DATE TOTAL RETURN AS OF 9/30/01 WAS 8.11% (CLASS I SHARES).

                           BEST QUARTER                       Q3/91             6.08%
                           ----------------------------------------------------------
                           WORST QUARTER                      Q1/96            (3.00)%

AVERAGE ANNUAL TOTAL RETURN
(AS OF 12/31/00)
ALL RETURNS REFLECT REINVESTED DIVIDENDS.


                                                              1 YEAR            5 YEARS          10 YEARS
                                                              ------            -------          --------
FULL MATURITY FIXED INCOME FUND
(CLASS I SHARES)                                              10.73%            5.66%            7.28%

LEHMAN BROTHERS AGGREGATE BOND INDEX*                         11.63%            6.45%            7.96%

*The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities.

                                AHA BALANCED FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide a combination of growth of capital and income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests substantially all of its assets in the Balanced Master Portfolio. The Portfolio uses multiple Investment Managers to obtain expertise in both the equity and fixed-income markets to achieve the Portfolio's investment objective.

Under normal circumstances, the Portfolio invests no more than 75% of its net assets in common stocks that the Portfolio's Investment Managers believe offer long-term growth and/or income potential and at least 25% of its net assets in fixed income securities, some of which may be convertible into common stocks. Fixed income investments may include U.S. Government Securities, non-convertible debt of "investment grade" quality (e.g., that Moody's has rated Baa or higher or S&P has rated BBB or higher) and money market instruments. The Portfolio has no restrictions on market capitalization.

The Portfolio's Investment Managers pursue the Portfolio's objectives in a way that seeks to reduce the magnitude and rapidity of short term movements in the net asset value of its shares. For the fixed income portion of the Portfolio, the Portfolio's Investment Managers may vary the average maturity of the Portfolio's assets substantially and make buy and sell decisions based upon their individual analysis of prevailing interest rates and yields, the quality and value of particular securities, and the comparative risks and returns of alternative investments. The Portfolio has no restrictions concerning the minimum or maximum maturity of its fixed income investments.

For the equity portion of the Portfolio, the investment strategies of the Portfolio's Investment Managers will differ, but typically will emphasize securities that have one or more of the following characteristics:

       - prices they believe are significantly below the intrinsic value of the company;

       - favorable prospects for earnings growth;

       - above average return on equity and dividend yield; and

       - sound overall financial condition of the issuer.

An Investment Manager may determine to sell a security when its target value is realized, its earnings deteriorate, changing circumstances affect the original reasons for a security's purchase, or more attractive investment alternatives exist.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are listed below.

-      MARKET RISK

-      CREDIT RISK

-      INTEREST RATE RISK

-      PREPAYMENT RISK

-      MANAGEMENT RISK

Please see "Principal Risk Considerations" following the Fund summaries for a description of these and other risks that may be applicable to your investment.

PERFORMANCE

       The chart below shows the changes in the Fund's performance from year to year. The table following the chart shows how the Fund's performance over time compares to that of a broad measure of market performance. When you consider this information, please remember that past performance is not necessarily an indication of how a Fund will perform in the future.

[CHART OF YEAR-BY-YEAR TOTAL RETURN]

YEAR-BY-YEAR TOTAL RETURN(1)
CLASS I SHARES

(AS OF 12/31 EACH YEAR)(2)

1991              27.97%
1992               5.06%
1993              10.76%
1994              -1.94%
1995              25.04%
1996              17.97%
1997              24.44%
1998               8.82%
1999              15.42%
2000               1.64%

(1) BECAUSE INSTITUTIONAL SERVICING CLASS SHARES HAVE NOT BEEN OFFERED FOR A FULL CALENDAR YEAR, THE INFORMATION PROVIDED IN THE BAR CHART AND TABLES BELOW REPRESENTS ONLY THE PERFORMANCE OF CLASS I SHARES. CLASS I SHARES AND INSTITUTIONAL SERVICING CLASS SHARES WOULD HAVE SUBSTANTIALLY SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. HOWEVER, BECAUSE THE CLASSES DO NOT HAVE THE SAME EXPENSES, THE EXPENSE RATIO AND THE TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN OF INSTITUTIONAL SERVICING CLASS SHARES WILL DIFFER FROM THE CLASS I SHARES.

(2) YEAR-TO-DATE TOTAL RETURN AS OF 9/30/01 WAS (4.45)% (CLASS I SHARES).

                           BEST QUARTER                       Q4/98             12.71%
                           -----------------------------------------------------------
                           WORST QUARTER                      Q3/90             (8.13)%

AVERAGE ANNUAL TOTAL RETURN
(AS OF 12/31/00)
ALL RETURNS REFLECT REINVESTED DIVIDENDS.

                                                     1 YEAR            5 YEARS          10 YEARS
                                                     ------            -------          --------
BALANCED FUND (CLASS I SHARES)                         1.64%           13.39%           13.09%

S&P 500 STOCK INDEX*                                  (9.10)%          18.32%           17.45%

LEHMAN BROTHERS AGGREGATE BOND INDEX*                 11.63%            6.45%            7.96%

*The S&P 500 Stock Index is a broad market-weighted average of U.S. blue-chip companies. The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities.

                           AHA DIVERSIFIED EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests substantially all of its assets in the Diversified Equity Master Portfolio. The Portfolio uses multiple Investment Managers that each use distinct investment styles and research techniques to achieve the Portfolio's investment objective.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in common stocks that are diversified among various industries and market sectors. The Portfolio may also invest up to 20% of its net assets in fixed income securities, including money market instruments having one of the three highest ratings of Moody's or S&P. The Portfolio has no restrictions on market capitalization.

The investment strategies of the Portfolio's Investment Managers will differ, but typically will emphasize securities that have one or more of the following characteristics:

       - prices they believe to be significantly below the intrinsic value of the company;

       - favorable prospects for earnings growth;

       - above average return on equity and dividend yield; and

       - sound overall financial condition of the issuer.

An Investment Manager may determine to sell a security when its target value is realized, its earnings deteriorate, changing circumstances affect the original reasons for a security's purchase, or more attractive investment alternatives exist.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are listed below.

-      MARKET RISK

-      CREDIT RISK

-      INTEREST RATE RISK

-      PREPAYMENT RISK

-      MANAGEMENT RISK

Please see "Principal Risk Considerations" following the Fund summaries for a description of these and other risks that may be applicable to your investment.

PERFORMANCE

       The chart below shows the changes in the Fund's performance from year to year. The table following the chart shows how the Fund's performance over time compares to that of a broad measure of market performance. When you consider this information, please remember that past performance is not necessarily an indication of how a Fund will perform in the future.

[CHART OF YEAR-BY-YEAR TOTAL RETURN]

YEAR-BY-YEAR TOTAL RETURN(1)
CLASS I SHARES

(AS OF 12/31 EACH YEAR)(2)

1991              34.68%
1992               9.51%
1993              10.06%
1994              -0.37%
1995              33.75%
1996              23.37%
1997              33.64%
1998              16.66%
1999              20.97%
2000              -2.88%

(1) BECAUSE INSTITUTIONAL SERVICING CLASS SHARES HAVE NOT BEEN OFFERED FOR A FULL CALENDAR YEAR, THE INFORMATION PROVIDED IN THE BAR CHART AND TABLES BELOW REPRESENTS ONLY THE PERFORMANCE OF CLASS I SHARES. CLASS I SHARES AND INSTITUTIONAL SERVICING CLASS SHARES WOULD HAVE SUBSTANTIALLY SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. HOWEVER, BECAUSE THE CLASSES DO NOT HAVE THE SAME EXPENSES, THE EXPENSE RATIO AND THE TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN OF INSTITUTIONAL SERVICING CLASS SHARES WILL DIFFER FROM THE CLASS I SHARES.

(2) YEAR-TO-DATE RETURN AS OF 9/30/01 WAS (9.89)% (CLASS I SHARES).


                           BEST QUARTER                       Q4/98             20.92%
                           -----------------------------------------------------------
                           WORST QUARTER                      Q3/01            (11.67)%

AVERAGE ANNUAL TOTAL RETURN
(AS OF 12/31/00)
ALL RETURNS REFLECT REINVESTED DIVIDENDS.

                                                              1 YEAR            5 YEARS          10 YEARS
                                                              ------            -------          --------
DIVERSIFIED EQUITY FUND (CLASS I SHARES)                      (2.88)%           17.71%           17.20%

S&P 500 STOCK INDEX*                                          (9.10)%           18.32%           17.45%

RUSSELL 1000 VALUE INDEX*                                       7.01%           16.90%           17.37%

*The S&P 500 Stock Index is a broad market-weighted average of U.S. blue-chip companies. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

                           AHA U.S. GROWTH EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests substantially all of its assets in the U.S. Growth Equity Master Portfolio.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in the common stocks of U.S. issuers, but may also invest 10% of its net assets in the common stocks of non-U.S. companies. The Portfolio may also invest up to 20% of its net assets in fixed income securities, including money market instruments, having one of the three highest ratings of Moody's or S&P.

The Portfolio typically will invest in a company that has one or more of the following characteristics:

       - a market capitalization of at least $5 billion at the time of investment;

       - superior earnings growth prospects (relative to companies in the same industry or the market as a whole);

       - high profitability;

       - superior management; and

       - a sustainable competitive advantage.


The Investment Manager may determine to sell a security when its target value is realized, its earnings deteriorate, changing circumstances affect the original reasons for a security's purchase, or more attractive investment alternatives exist.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are listed below.

-      MARKET RISK

-      GROWTH SECURITIES RISK

-      CREDIT RISK

-      INTEREST RATE RISK

-      PREPAYMENT RISK

-      FOREIGN SECURITIES RISK

-      MANAGEMENT RISK

Please see "Principal Risk Considerations" following the Fund summaries for a description of these and other risks that may be applicable to your investment.

PERFORMANCE

After the Fund has been in operation for a full calendar year, the Fund will provide information to investors to assist them in understanding that the Fund's performance may vary and that there are possible risks associated with investing in the Fund. However, past performance does not necessarily indicate how the Fund will perform in the future.

                       AHA INTERNATIONAL CORE EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests substantially all of its assets in the International Core Equity Master Portfolio.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in common stocks and depository receipts of foreign issuers domiciled in developed countries whose securities are represented in the Morgan Stanley Capital International EAFE Index ("MSCI EAFE Index). The MSCI EAFE Index measures the overall performance of stock markets in 21 countries within Europe, Australia and the Far East. The Portfolio also may invest up to 20% of its net assets in fixed income securities, including money market instruments having one of the three highest ratings of Moody's or S&P.

The Portfolio buys and sells foreign currencies to enable it to purchase and sell securities in markets outside the U.S. The Portfolio may use other hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly called derivatives, involve the use of financial instruments the values of which depend on, or are derived from, the value of an underlying security, index or currency. Although the Portfolio may engage in foreign currency hedge transactions to help reduce risk, those transactions may not be effective or appropriate in particular situations, nor will they protect against declines in security values.

The Portfolio typically will invest in a company that the Investment Manager believes has one or more of the following characteristics:

       - leader in its industry on a global, regional or local basis;

       - consistent and superior earnings growth (relative to companies in the same industry or the market as a whole);

       - high profitability;

       - superior management; and

       - a sustainable competitive advantage.

The Investment Manager may determine to sell a security when its target value is realized, its earnings deteriorate, changing circumstances affect the original reasons for a security's purchase, or more attractive investment alternatives exist.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are listed below.

-      MARKET RISK

-      FOREIGN SECURITIES RISK

-      CURRENCY RISK

-      CREDIT RISK

-      INTEREST RATE RISK

-      PREPAYMENT RISK

-      HEDGING RISK

-      MANAGEMENT RISK

Please see "Principal Risk Considerations" following the Fund summaries for a description of these and other risks that may be applicable to your investment.

PERFORMANCE

After the Fund has been in operation for a full calendar year, the Fund will provide information to investors to assist them in understanding that the Fund's performance may vary and that there are possible risks associated with investing in the Fund. However, past performance does not necessarily indicate how the Fund will perform in the future.

                          PRINCIPAL RISK CONSIDERATIONS

       There is no guarantee that a Fund will be able to achieve its investment objective. The value of your investment in a Fund will change with the value of the Portfolio in which that Fund invests, which means that you may lose money by investing in any of the Funds. The principal risks of investing in the various Funds are summarized in the chart below.


---------------------------------------------------------------------------------------------------------------------
                                         LIMITED      FULL
                                         MATURITY   MATURITY                                 U.S.
                                          FIXED       FIXED                  DIVERSIFIED    GROWTH    INTERNATIONAL
                                         INCOME      INCOME     BALANCED       EQUITY       EQUITY     CORE EQUITY
---------------------------------------------------------------------------------------------------------------------
CREDIT RISK                                 X           X           X             X           X             X
---------------------------------------------------------------------------------------------------------------------
CURRENCY RISK                                                                                               X
---------------------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES RISK                                                                       X             X
---------------------------------------------------------------------------------------------------------------------
GROWTH SECURITIES RISK                                                                        X
---------------------------------------------------------------------------------------------------------------------
HEDGING/DERIVATIVES RISK                                                                                    X
---------------------------------------------------------------------------------------------------------------------
INTEREST RATE RISK                          X           X           X             X           X             X
---------------------------------------------------------------------------------------------------------------------
MANAGEMENT RISK                             X           X           X             X           X             X
---------------------------------------------------------------------------------------------------------------------
MARKET RISK                                                         X             X           X             X
---------------------------------------------------------------------------------------------------------------------
PREPAYMENT RISK                             X           X           X             X           X             X
---------------------------------------------------------------------------------------------------------------------

       CREDIT RISK - The risk that the issuer or the guarantor of a fixed income security or the counterparty to a derivative contract, repurchase agreement or loan of a security may not be able to meet its principal and/or interest payment obligations or otherwise to honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

       CURRENCY RISK - The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Currency rates in foreign countries may fluctuate for many reasons, including changes in interest rates, currency controls or adverse political or economic developments.

       FOREIGN SECURITIES RISK - The risk that the prices of foreign securities, including American Depository Receipts ("ADRs"), may be more volatile than securities of U.S. issuers or securities that trade exclusively on U.S. markets due to limited availability of public information concerning foreign issuers, the use of different accounting standards, less liquidity, currency fluctuation, less favorable tax provisions, restrictions on currency transfer, expropriation or other adverse political or economic developments. To the extent a Portfolio focuses its investments in a particular currency or narrowly defined area, such as the Pacific Rim, it generally will have more exposure to regional economic risks associated with foreign investments because companies in those areas may share common characteristics and often are subject to similar business risks and regulatory burdens, and their securities may react similarly to economic, market, political or other developments.

       GROWTH SECURITIES RISK - The risk that an investment in the equity securities of the companies that the Investment Managers believe will experience relatively rapid earnings growth may be volatile. The values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities. Growth stocks may not perform as well as value stocks or the stock market in general.

       HEDGING/DERIVATIVES RISK - Derivative strategies may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. With some derivatives, there is a risk that the other party to the transaction may fail to honor its obligations, causing a loss to a Fund.

       INTEREST RATE RISK - The risk that changing interest rates may adversely affect the value of an investment. With fixed-rate securities, an interest in prevailing interest rates typically causes the value of those securities to fall. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and lower quality securities more than higher quality securities.



       MANAGEMENT RISK The risk that the Investment Managers' security selections and other investment decisions might produce losses or cause the Fund or Portfolio to underperform when compared to other funds with similar investment goals. The Investment Managers' ability to choose suitable investments has a significant impact on each Fund's ability to achieve its investment objective. The Portfolios, with the exception of the Limited Maturity Fixed Income Master Portfolio, U.S. Growth Equity Master Portfolio and International Core Equity Master Portfolio use multiple Investment Managers. The use of multiple Investment Managers may also cause a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from the Portfolio's and/or the Fund's realization of capital gains.


       MARKET RISK - The risk that the value of securities will rise and fall due to factors affecting securities' markets. Market risk may affect a single issuer, a particular industry or the economy as a whole. Equity securities generally have greater price volatility than fixed income securities.

       PREPAYMENT RISK - The risk that issuers will prepay fixed-rate obligations when interest rates fall, forcing a fund to re-invest in obligations with lower interest rates than the original obligations.

                  ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

       The investment objective of each Fund is fundamental and may not be changed by the board of directors of the Funds (the "Board of Directors") without shareholder approval.


TEMPORARY DEFENSIVE INVESTMENTS

       During periods of adverse market or economic conditions, the Balanced Master Portfolio, Diversified Equity Master Portfolio, U.S. Growth Equity Master Portfolio and International Core Equity Master Portfolio may temporarily invest all or a substantial portion of their assets in fixed income securities and money market instruments having one of the three highest ratings of Moody's or S&P, or may hold cash. Such a defensive position may prevent a Fund from meeting its investment objectives.


PORTFOLIO TURNOVER


       There are no limits on portfolio turnover. Turnover may vary significantly from year to year. It is estimated that the portfolio turnover rates of the Limited Maturity Fixed Income Master Portfolio and the Full Maturity Fixed Income Master Portfolio will not exceed 350%. The turnover rates of these Portfolios reflect the effect of their policies to alter their maturity structures in response to market conditions. It is estimated that the turnover rate for the fixed income segment of the Balanced Master Portfolio will not exceed 200%, and that the portfolio turnover rate of the U.S. Growth Equity Master Portfolio, the International Core Equity Master Portfolio and the Diversified Equity Master Portfolio and the equity segment of the Balanced Master Portfolio will not exceed 150%. The Balanced Master Portfolio's assets may be shifted between fixed income and equity securities, but it is estimated that overall portfolio turnover rate of this Portfolio will not exceed 200%. Portfolio turnover may produce capital gains or losses that result in tax consequences for Fund investors. Portfolio turnover also increases transaction expenses, which reduce a Fund's return.

FUND NAME

       Each of the Limited Maturity Fixed Income Fund, Full Maturity Fixed Income Fund, Diversified Equity Fund, U.S. Growth Equity Fund and International Core Equity Fund has adopted a policy to invest, under normal circumstances, at least 80% of its net assets in a particular type of investment as suggested by the Fund's name. This policy has also been adopted by the Portfolio into which each Fund invests. Each Fund will notify its shareholders at least 60 days prior to any change in such policy.

                                FEES AND EXPENSES

Below are the fees and expenses that you may pay if you buy and hold shares of a Fund.

                                                                                      INSTITUTIONAL
SHAREHOLDER FEES                                                                      SERVICING
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                            I SHARES         CLASS SHARES
                                                                     --------         ------------
Maximum Sales Charge (Load) Imposed on Purchases                     None             None

Maximum Deferred Sales Charge (Load)                                 None             None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends          None             None

Exchange Fee                                                         None             None

Redemption Fee                                                       None             None


ANNUAL FUND OPERATING EXPENSES(1)
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

The fees and expenses described in this table and the Examples below reflect the fees and expenses of each Fund and of the Portfolio in which certain of the Funds invest.

CLASS I SHARES

------------------------------------------------------------------------------------------------------------------
                                                                                              U.S.        INT'L
               EXPENSE                  LIMITED        FULL                   DIVERSIFIED    GROWTH       CORE
                                        MATURITY     MATURITY     BALANCED       EQUITY      EQUITY      EQUITY
------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES(2)                       0.50%        0.50%        0.75%         0.75%        0.75%      1.00%
------------------------------------------------------------------------------------------------------------------
DISTRIBUTION (12b-1) FEES                0.00%        0.00%        0.00%         0.00%        0.00%      0.00%
------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES(3)                        0.28%        0.43%        0.50%         0.18%        0.85%(4)   0.80%(4)
                                         -----        -----        -----         -----        -----      -----
------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
   EXPENSES(3)                           0.78%        0.93%        1.25%         0.93%        1.60%(4)   1.80%(4)
                                         =====        =====        =====         =====        =====      =====
------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL SERVICING CLASS SHARES

-----------------------------------------------------------------------------------------------------------------
                                                                                              U.S.        INT'L
         EXPENSE                        LIMITED       FULL                    DIVERSIFIED    GROWTH       CORE
                                        MATURITY     MATURITY     BALANCED       EQUITY       EQUITY     EQUITY
----------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES(2)                       0.50%        0.50%        0.75%         0.75%        0.75%      1.00%
----------------------------------------------------------------------------------------------------------------
DISTRIBUTION (12b-1) FEES                0.25%        0.25%        0.25%         0.25%        0.25%      0.25%
----------------------------------------------------------------------------------------------------------------
OTHER EXPENSES(4)                        0.50%        0.60%        0.80%(5)      0.55%        1.10%(4)   1.05%(4)
                                         -----        -----        -----         -----        -----      -----
----------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
   Expenses(3)                           1.25%        1.35%        1.80%         1.55%        2.10%(4)   2.30%(4)
                                         =====        =====        =====         =====        =====      =====
----------------------------------------------------------------------------------------------------------------


(1) Annual fund operating expenses consist of a Fund's expenses plus its share of the expenses of the Portfolio into which it invests.

(2) In addition to the management fee, each Fund pays CCM Advisors, LLC ("CCM Advisors"), the Funds' administrator, an administrative fee of $20,000 annually, which is included in Other Expenses.

(3) CCM Advisors has undertaken to reimburse each Fund to the extent that the total operating expenses exceed the levels indicated below:


                                                            EXPENSE LEVEL
                                                   (AS A % OF AVERAGE DAILY NET ASSETS)
                                                                        INSTITUTIONAL
         FUND                                       CLASS I             SERVICING CLASS
         ----                                       ----------------------------------
         Limited Maturity                           1.00%               1.50%
         Full Maturity                              1.00%               1.50%
         Balanced                                   1.50%               2.00%
         Diversified Equity                         1.25%               1.75%
         U.S. Growth Equity                         1.75%               1.95%
         International Core Equity                  2.00%               2.00%

CCM Advisors or the Funds may terminate this undertaking at any time. Total operating expenses as shown in the table above do not include amounts that CCM Advisors anticipates it will reimburse the Fund pursuant to that undertaking. When CCM Advisors has reimbursed a Fund for expenses that exceed the levels shown above, CCM Advisors may recover the reimbursed amounts for a period that does not exceed three years, to the extent this can be done without exceeding the expense limits.


(4) Because the Fund is new, the amount shown for "other expenses" is the estimated amount that the Fund will incur.

(5) The shareholder servicing fee that is part of the Other Expenses for the Balanced Fund is computed daily and paid monthly, at an annual rate of (i) 0.20% of the average daily net asset value for the equity portion of the Balanced Fund held of record by the shareholder servicing agent from time to time on behalf of such agent's customers and (ii) 0.10% of the average daily net asset value for shares of the fixed income portion of Balanced Fund held of record by the agent from time to time on behalf of the agent's customers.

EXAMPLE: This example is intended to help you compare the cost of investing in a Fund with that of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that you earn a 5% return each year and that each Fund's operating expenses remain the same.(1)

CLASS I SHARES

----------------------------------------------------------------------------------------------------------------
                                                                                             U.S.       INT'L
            TIME PERIOD                LIMITED        FULL                     DIVERSIFIED  GROWTH      CORE
                                      MATURITY      MATURITY      BALANCED       EQUITY     EQUITY     EQUITY
----------------------------------------------------------------------------------------------------------------
1 YEAR                                   $80            $95          $127          $95        $163       $183
----------------------------------------------------------------------------------------------------------------
3 YEARS                                 $249           $296          $397         $296        $505       $566
----------------------------------------------------------------------------------------------------------------
5 YEARS                                 $433           $515          $686         $515         -          -
----------------------------------------------------------------------------------------------------------------
10 YEARS                                $966         $1,143        $1,511       $1,143         -          -
----------------------------------------------------------------------------------------------------------------

INSTITUTIONAL SERVICING CLASS SHARES

-----------------------------------------------------------------------------------------------------------------
                                                                                             U.S.       INT'L
            TIME PERIOD                LIMITED       LIMITED                   DIVERSIFIED  GROWTH      CORE
                                      MATURITY      MATURITY      BALANCED       EQUITY     EQUITY     EQUITY
-----------------------------------------------------------------------------------------------------------------
1 YEAR                                   $127          $137          $183         $158       $213       $233
-----------------------------------------------------------------------------------------------------------------

3 YEARS                                  $397          $428          $566         $490       $658       $718
-----------------------------------------------------------------------------------------------------------------
5 YEARS                                  $686          $739          $975         $845        -          -
-----------------------------------------------------------------------------------------------------------------
10 YEARS                               $1,511        $1,624        $2,116       $1,845        -          -
-----------------------------------------------------------------------------------------------------------------

(1) Giving effect to CCM Advisors undertaking to limit each Fund's expenses, the estimated cost of investing in the following Funds would be:


CLASS I SHARES

--------------------------------------------
                                      INT'L
            TIME PERIOD               CORE
                                     EQUITY
--------------------------------------------
1 YEAR                                $203
--------------------------------------------
3 YEARS                               $627
--------------------------------------------

INSTITUTIONAL SERVICING CLASS SHARES


--------------------------------------------
                           U.S.       INT'L
         TIME PERIOD      GROWTH      CORE
                          EQUITY     EQUITY
--------------------------------------------
1 YEAR                    $198        $203
--------------------------------------------
3 YEARS                   $612        $627
--------------------------------------------


This example is for illustration only. It is not meant to suggest actual or expected costs or returns, which may be more or less than the amounts shown.

                             SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

       Shares of the Funds are bought and sold at net asset value. Net asset value is determined by dividing the value of a Fund's securities and other assets, less liabilities, by the number of shares outstanding. The Funds calculate their net asset value at the close of the regular trading session on the New York Stock Exchange (NYSE) on each day the NYSE is open for business that is not a bank holiday.

       Investments in the Portfolios are valued based on a Fund's proportionate ownership interest in the Portfolio's aggregate net assets next determined after an order is received in proper form. The aggregate net asset value of the Portfolio (i.e., the value of its net assets less liabilities) is determined as of 4:00 p.m., Eastern Time, on each day the NYSE is open for business. The Portfolio's investments are valued typically by using available market quotations or at fair value determined in good faith by the Master Fund's board of trustees.

       Portfolio securities and assets are valued chiefly by quotations from the primary market in which they are traded. If quotations are not readily available, they are valued by a method that the Master Fund's board of trustees believes reflects a fair value. The effect of this will be that net asset value will not be based on quoted prices, but on a price which the Master Fund's board of trustees believes reflects the current and true price of the security.

       Values of foreign securities are translated from local currencies into U.S. dollars using currency exchange rates. With respect to foreign securities traded primarily on foreign exchanges, the value of a Portfolio's securities may change on days when shareholders will not be able to buy or sell Fund shares.

INVESTMENT MINIMUMS
[caad 234]I
       CLASS I SHARES

       The minimum initial investment for Class I Shares in each Fund is $100,000. There is no minimum for subsequent investments. The Funds reserve the right to change the minimum amount required to open an account or to add to an existing account without prior notice.

       INSTITUTIONAL SERVICING CLASS SHARES

       The minimum initial investment for Institutional Servicing Class Shares in each Fund is $500,000. There is no minimum for subsequent investments. The Funds reserve the right to change the minimum amount required to open an account or to add to an existing account without prior notice.

HOW TO BUY SHARES

       You may purchase shares on any day that the NYSE is open that is not a bank holiday. There are three ways to purchase shares of the Fund:

----------------------------------------------------------------------------------------------------------------------
                                                    BY MAIL
----------------------------------------------------------------------------------------------------------------------

TO OPEN AN ACCOUNT:                                          TO ADD TO AN ACCOUNT:
-------------------                                          ---------------------
Complete and sign an application.
                                                             Make your check payable to the Fund in which you choose to
Make your check payable to the Fund in which you             choose to invest.  The check must be drawn on a U.S. bank.
choose to invest.  The check must be drawn on a              Third party checks will not be accepted.
U.S. bank. Third party checks will not be accepted.
                                                             Please include your account number on the check.
Mail your completed application and check to:
               AHA Investment Funds, Inc.                    Mail your check to:
        c/o Firstar Mutual Fund Services, LLC
                    P.O. Box 701
               Milwaukee, WI 53201-0701                                 AHA Investment Funds, Inc.
You may make an initial investment prior to Firstar's            c/o Firstar Mutual Fund Services, LLC
receipt of your completed application; however,                              P.O. Box 701
redemptions will not be processed or paid until Firstar               Milwaukee, WI 53201-0701
receives your completed application.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                    BY BANK WIRE
----------------------------------------------------------------------------------------------------------------------
TO OPEN AN ACCOUNT:                                          TO ADD TO AN ACCOUNT:

Complete, sign and mail your completed application to.       Call the Fund at 1-800-445-1341, during business hours,
                                                             to initiate your purchase.  Please be sure to furnish
                 AHA Investment Funds, Inc.                  your account number.
            c/o Firstar Mutual Fund Services, LLC
                        P.O. Box 701                         Wire your funds to:
                  Milwaukee, WI 53201-0701
                                                                   Firstar Bank Milwaukee, N.A.
You may make an initial investment prior to                  Account of Firstar Mutual Fund Services, LLC
Firstar's receipt of your completed application;                     777 East Wisconsin Ave.
however, redemptions will not be paid until                              Milwaukee, WI
Firstar receives your completed application.                         ABA Number 075000022
                                                                  For Credit to: AC #112-952-137
Call the Fund at 1-800-445-1341, during                           Account Name: Name of Investor
business hours, to initiate your purchase. Please                         Fund Name
be sure to furnish your taxpayer identification
number.

                     Wire your funds to:
                Firstar Bank Milwaukee, N.A.
        Account of Firstar Mutual Fund Services, LLC
                   777 East Wisconsin Ave.
                        Milwaukee, WI
                    ABA Number 075000022
               For Credit to: AC #112-952-137
               Account Name: Name of Investor
                          Fund Name
----------------------------------------------------------------------------------------------------------------------
The Funds do not impose charges for wire services, but your bank may impose such charges.

The Fund and Firstar are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire System, or from incomplete wiring instructions.


             THROUGH A FINANCIAL INSTITUTION/FINANCIAL PROFESSIONAL

Contact your financial institution or financial professional for more information.

If a financial institution/financial professional is an agent or designee of the Fund, orders are processed at the net asset value next calculated after the agent receives the order. The agent must segregate any orders it receives after the close of regular trading on the NYSE and transmit those orders separately for execution at the net asset value next determined.

Your financial institution or financial professional may establish higher minimum investment requirements than the Funds and may also independently charge you transaction fees and additional amounts in return for its services.

ADDITIONAL INFORMATION ABOUT PURCHASING SHARES

- As long as the Funds receive your purchase order and Federal funds before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern
     Time), your shares will be considered to be received that day and your shares will be purchased at that day's net asset value. Otherwise, your purchase order will be considered to be received the next business day, and your shares will be purchased at the next day's net asset value.

- You will begin earning dividends on the next business day after your purchase order is executed.

- The Funds reserve the right to reject any purchase request, including a purchase request that may disrupt a Fund's operation or performance.

- You must certify whether you are subject to withholding for failing to report income to the Internal Revenue Service. The Funds may return investments received without a certified taxpayer identification number.

- The Funds will not issue share certificates (although share certificates have been issued in the past).

HOW TO EXCHANGE SHARES

       Shares of any Fund may be exchanged for the same class of shares of any other Fund on the basis of the respective net asset values of the Funds at the time of exchange. An exchange involves the redemption of shares of one Fund and investment of the redemption proceeds in the same class of shares of another Fund. Redemptions will be made at the net asset value per share next determined after receipt of an exchange request in proper order. Shares of the Fund to be acquired will be purchased after receipt of your redemption request at the net asset value of those shares next determined after satisfaction of the purchase order requirements of the Fund whose shares are being acquired. Any gain or loss realized on an exchange is recognized for federal income tax purposes. You will not pay any sales charges when exchanging shares.

       There are three ways to exchange your shares:

                                     BY MAIL

Send a written request using the procedures for written redemption requests below.

No signature guarantee is required.

If you were issued certificates for the shares being exchanged, the signed certificates and completed stock power form must accompany your written request.

                  For further information call: 1-800-445-1341.

                                  BY TELEPHONE

You must request telephone exchange privileges on your initial account application.

To authorize telephone exchanges after establishing your Fund account, send a signed written request to:

                           AHA Investment Funds, Inc.
                      c/o Firstar Mutual Fund Services, LLC
                      615 East Michigan Street - 3rd Floor
                               Milwaukee, WI 53202

To request an exchange, call: 1-800-445-1341

Shares exchanged by telephone must have a value of $1,000 or more.

Exchange instructions must be received before 4:00 p.m. (Eastern Time).


             THROUGH A FINANCIAL INSTITUTION/FINANCIAL PROFESSIONAL

Contact your financial institution or financial professional for more information.

Exchange instructions must be received before 4:00 p.m. (Eastern Time).

Your financial institution or financial professional may charge you transaction fees and additional amounts in return for its services.

       The Funds reserve the right to limit the number of exchanges between funds, to modify or discontinue the exchange privilege and to impose fees for its use upon not less than sixty days written notice to shareholders.

HOW TO SELL SHARES

       You may redeem some or all of your shares on any day the NYSE is open and that is not a bank holiday. The Funds ordinarily will pay redemption proceeds within seven days by wire transfer of federal funds to the bank account designated on your account application. Upon request, the Funds will pay redemption proceeds by check mailed to your address of record.

       There are three ways to redeem your shares:

                                     BY MAIL

Complete a written redemption request that includes:

       - the Fund's name;

       - your account number;

       - each account owner's name and address;

       - the dollar amount or number of shares to be sold; and

       - the signature of each owner as it appears on the account.

Mail the written request to:

                           AHA Investment Funds, Inc.
                      c/o Firstar Mutual Fund Services, LLC
                                  P.O. Box 701
                            Milwaukee, WI 53201-0701

If you were issued certificates for the shares being redeemed, the signed certificates and completed stock power form must accompany your written request.

                                  BY TELEPHONE

You must make arrangements to redeem by telephone prior to the redemption. Please call 1-800-445-1341 for more information or to redeem during regular business hours.

Please be sure to furnish your taxpayer identification number.

             THROUGH A FINANCIAL INSTITUTION/FINANCIAL PROFESSIONAL

Contact your financial institution or financial professional for more information.

Redemption requests must be received before 4:00 p.m. (Eastern Time).

Your financial institution or financial professional may charge you transaction fees and additional amounts in return for its services.

ADDITIONAL INFORMATION ABOUT SELLING SHARES

- As long as the Funds receive your redemption request in proper form before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern
     Time), your shares will be sold at that day's net asset value. A redemption request is in proper form if it includes all of the required information listed in "How to Sell Shares" and the Fund has a completed application on file. If the Funds receive your redemption request after the close of regular trading on the NYSE, your redemption request will be executed the next business day, and your shares will be sold at the next day's net asset value.

- Shares generally continue earning dividends until the next business day after your trade date.

- If you were issued stock certificates for your shares, you must forward the certificates and a stock power, along with your redemption or exchange request. Each must be signed on behalf of the registered shareholder or by an authorized signatory.

- The Funds require a signature guarantee when a redemption request will be payable to anyone other than the account owners of record, mailed to an address other than the address of record, or wired to a bank other than one previously authorized. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

- Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, non-profit or retirement accounts. Please call us at 1-800-445-1341 before attempting to redeem from these types of accounts.

- Generally, payment of redemption proceeds will be made to your pre-authorized bank account within seven days of receipt and processing of your redemption request. Proceeds from redemption requests made shortly after a recent purchase order by check will be distributed only after the check clears, which may take up to 15 days from the date of purchase.

- The Funds may suspend redemptions or postpone payments of redemption proceeds for more than seven days during any period when (a) the NYSE is closed for other than customary weekends or holidays; (b) trading on the NYSE is restricted; (c) there are emergency circumstances as determined by the Securities and Exchange Commission; or (d) the Securities and Exchange Commission has by order permitted such suspension to protect shareholders of a Fund.

- The Funds reserve the right to pay redemptions "in kind" - payment of portfolio securities rather than cash - if the amount you are redeeming is large enough to effect a Fund's operation. In these cases, you might incur brokerage costs in converting the securities to cash and will be subject to market exposure until the securities are sold. By calling us before you attempt to redeem a large dollar amount, you are more likely to avoid in-kind or delayed payment of your redemption.

ADDITIONAL INFORMATION ABOUT TELEPHONE TRANSACTIONS

       You may give up some level of security by choosing to exchange or sell shares by telephone rather than by mail. The Funds will employ reasonable procedures to confirm that telephone instructions are genuine. If the Funds or their service providers follow these procedures, neither the Funds nor their service providers will be liable for any losses arising from unauthorized or fraudulent telephone instructions and you may be responsible for unauthorized telephone requests.

       Please verify the accuracy of each telephone transaction immediately upon receipt of confirmation statements. You may bear the risk of loss from an unauthorized telephone transaction.

       During times of drastic economic or market changes, telephone transactions may be difficult to implement. In the event that you are unable to reach the Funds by telephone, requests may be mailed or hand-delivered to the Funds c/o Firstar Mutual Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202.

POLICY ON TRADING OF FUND SHARES

       The Funds do not permit short-term or excessive trading. Excessive purchases, redemptions or exchanges of Fund shares disrupt investment management and increase Fund expenses. To promote the best interests of the Funds, each Fund reserves the right to reject any purchase order or exchange request it deems inappropriate - for example, one that appears so large that it would disrupt management of the Fund.

AUTOMATIC REDEMPTION OF SMALL ACCOUNTS

       The Funds reserve the right to redeem accounts having a value less than $500, unless the account value was reduced due to market activity. Proceeds from such a redemption will be sent directly to the shareholder. Before automatically redeeming your account, the Funds will notify you in writing and give you at least 60 days to increase the account balance. The Funds reserve the right to change the minimum needed to maintain an account at any time.

REPORTING TO SHAREHOLDERS

       To reduce the volume of mail that you receive, only one copy of certain materials, such as shareholder reports, will be mailed to your household (same address). Please call 1-800-445-1341, if you want to receive additional copies free of charge. This policy may not apply if you purchase shares through an intermediary.

DISTRIBUTION AND SERVICE FEES

       The Funds' distributor is Quasar Distributors, LLC (the "Distributor"). The Distributor, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, is a broker-dealer registered with the Securities and Exchange Commission.

       The Institutional Servicing Class Shares of each Fund have adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that permits the Funds to pay the Distributor a monthly fee as compensation for providing services to support the sale and distribution of the Funds' shares. The annual distribution fee may equal up to 0.25% of the average net assets of the Institutional Servicing Class Shares of each Fund. Over time these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Additionally, the Institutional Servicing Class Shares of each Fund may pay independent entities to perform account maintenance and shareholder servicing to Institutional Servicing Class shareholders. The fee for these services ranges from 0.10% of the daily net assets of the Fund's shares held by the agent for the Funds' fixed income products to 0.20% of the daily net assets of the Fund's shares held by the agent for the Funds' equity products.

                             MASTER/FEEDER STRUCTURE

       Each Fund is a "feeder fund" in a "master/feeder" structure in which each Fund, instead of investing all of its assets directly in a portfolio of securities, pursues its investment objective by investing substantially all of its investable assets in a larger "master" portfolio which has the same investment objective and substantially similar investment policies and restrictions. Other funds with similar investment objectives and restrictions may also invest in the same master fund.

       Each Fund bears its corresponding Portfolio's expenses in proportion to the amount of assets it invests in the corresponding Portfolio. Each Fund can set its own transaction minimums, fund-specific expenses and conditions. The investment performance of each Fund depends on the investment performance of the Portfolio. If the investment policies of the Fund and the Portfolio become inconsistent, the Board of Directors may determine to withdraw its assets from the Portfolio if it believes doing so is in the best interest of the Fund and its shareholders. If the Board of Directors withdraws assets of a Fund, it would then consider whether that Fund should invest in another master portfolio or take other actions.

       For more information on the master/feeder structure, see the Statement of Additional Information.

                             MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER

       CCM Advisors serves as each Portfolio's investment adviser. Subject to the supervision of the Master Fund's board of trustees, CCM Advisors is responsible for overseeing the day-to-day operations and business affairs of each Portfolio, including monitoring the performance of each Portfolio's Investment Manager(s). CCM Advisors' principal office is located at 190 South LaSalle Street, Suite 2800, Chicago, Illinois.

       CCM Advisors is majority-owned by Convergent Capital Management Inc. ("CCM"). CCM is a holding company that owns and maintains ownership interests (including majority ownership interests) in asset management firms. CCM does not provide investment advisory or related services to its affiliates, each of which operate independently of CCM, or to any clients of its affiliates. As of September 30, 2001, CCM affiliated firms managed assets for clients in excess of $13 billion.

       CCM Advisors provides all executive, administrative, clerical and other personnel necessary to operate the Funds and the Portfolios and pays the salaries and other costs of employing all of those persons. CCM Advisors furnishes the Funds and Portfolios with office space, facilities, and equipment and pays the day-to-day expenses related to the operating and maintenance of such office space, facilities and equipment. Except for those expenses that CCM

Advisors assumes, including those noted above, the Funds and Portfolios pay for all of their own expenses.

       Each Portfolio pays a management fee to CCM Advisors determined as a percentage of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly. Out the of the advisory fees that it receives from each Portfolio, CCM Advisors pays each Portfolio's Investment Manager for its sub-advisory services. The following chart shows the investment advisory fees paid by each Portfolio:


       LIMITED MATURITY FIXED INCOME MASTER PORTFOLIO               0.50%
       FULL MATURITY FIXED INCOME MASTER PORTFOLIO                  0.50%
       BALANCED MASTER PORTFOLIO                                    0.75%
       DIVERSIFIED EQUITY MASTER PORTFOLIO                          0.75%
       U.S. GROWTH EQUITY MASTER PORTFOLIO                          0.75%
       INTERNATIONAL CORE EQUITY MASTER PORTFOLIO                   1.00%

INVESTMENT MANAGERS

       CCM Advisors is responsible for the evaluation, selection and monitoring of each Portfolio's Investment Manager(s). CCM Advisors selects Investment Managers based on a variety of factors, including: investment style, performance record and the characteristics of each Investment Manager's typical investments. The assets of each multi-manager Portfolio are divided into segments and CCM Advisors is responsible for allocating the assets among the Investment Managers in accordance with their specific investment styles.

       The Investment Managers manage each Portfolio's investments and are responsible for making all investment decisions and placing orders to purchase and sell securities for the Portfolios. Subject to the oversight of CCM Advisors and the board of trustees of the Master Fund, the Investment Managers have complete discretion as to the purchase and sale of investments for the Portfolios consistent with each Portfolio's investment objective, policies and restrictions.

       Under an exemptive order from the Securities and Exchange Commission, CCM Advisors is permitted to enter into and materially amend portfolio management agreements with Investment Managers that are not affiliated with CCM Advisors without such agreements first being approved by the Portfolio's shareholders, which includes the Funds. The exemptive order also permits the Portfolios and the Funds to disclose: (a) the aggregate fees paid to CCM Advisors and any affiliated Investment Manager and (b) aggregate fees paid to unaffiliated Investment Managers. If a Portfolio employs an Investment Manager affiliated with CCM Advisors, the Portfolio and Fund will provide separate disclosure of any fees paid to that Investment Manager. In addition, it is a condition of the exemptive order that within 90 days of hiring of any new Investment Manager that is unaffiliated with CCM Advisors, CCM Advisors will furnish shareholders of the Portfolios and the Fund with an information statement about the new Investment Manager and Investment Sub-advisory Agreement. Any changes to the investment advisory contract between the Master Fund and CCM Advisors will still require shareholder approval.

       CCM ADVISORS HAS ULTIMATE RESPONSIBILITY, SUBJECT TO OVERSIGHT OF THE BOARD OF TRUSTEES OF THE MASTER FUND, TO OVERSEE EACH INVESTMENT MANAGER AND RECOMMEND ITS HIRING, TERMINATION AND REPLACEMENT.

LIMITED MATURITY FIXED INCOME FUND

       The Patterson Capital Corporation ("Patterson") serves as Investment Manager to the Limited Maturity Fixed Income Master Portfolio. Patterson is located at 2029 Century Park East #2950, Los Angeles, California 90067, and is a privately held advisory organization that provides investment management services to a variety of institutions, including investment companies and employee benefit plans. As of September 30, 2001, Patterson had approximately $1.4 billion of assets under management.

       The following individuals at Patterson share primary responsibility for the Limited Maturity Fixed Income Master Portfolio:

                    --------------------------------------------------------------------------------------------
                                MANAGER                                  PROFESSIONAL EXPERIENCE
                                                                          (FOR THE PAST 5 YEARS)
                    --------------------------------------------------------------------------------------------
                    Jean M. Clark                               Senior Vice President / Portfolio
                                                                Manager, Patterson.
                    --------------------------------------------------------------------------------------------
                    Joseph B. Patterson                         President, Chief Investment Strategist,
                                                                Patterson.
                    --------------------------------------------------------------------------------------------

FULL MATURITY FIXED INCOME FUND

       Baird Advisors serves as Investment Manager to the Full Maturity Fixed Income Master Portfolio. Baird Advisors is located at 777 East Wisconsin Avenue, Suite 2100, Milwaukee, Wisconsin 53202, and is an institutional fixed income department within Robert W. Baird & Co., Inc. Baird provides management services to pension plans, non-profit organizations and individuals. As of September 30, 2001, Baird Advisors had approximately $6.4 billion of assets under management.

       The following individuals at Baird Advisors share primary responsibility for the Full Maturity Fixed Income Portfolio:

                    -------------------------------------------------------------------------------------------
                            MANAGER                                    PROFESSIONAL EXPERIENCE
                                                                       (FOR THE PAST FIVE YEARS)
                    -------------------------------------------------------------------------------------------
                    Gary A. Elfe                                Managing Director, Senior Portfolio
                                                                Manager, Baird Advisors (since 2000);
                                                                prior thereto, Senior Vice President,
                                                                Senior Portfolio Manager, Firstar
                                                                Investment Research & Management
                                                                Company, LLC.

                    -------------------------------------------------------------------------------------------
                            MANAGER                                    PROFESSIONAL EXPERIENCE
                                                                       (FOR THE PAST FIVE YEARS)
                    -------------------------------------------------------------------------------------------
                    Daniel A. Tranchita                         Senior Vice President, Senior Portfolio
                                                                Manager, Baird Advisors (since 2000);
                                                                prior thereto, Senior Vice President,
                                                                Senior Portfolio Manager, Firstar
                                                                Investment Research & Management
                                                                Company, LLC.
                    -------------------------------------------------------------------------------------------

BALANCED FUND

       Western Asset Management Company serves as Investment Manager to the fixed income portion of the Balanced Master Portolio. Cambiar Investors, Inc. and Freeman Associates Investment Management LLC serve as Investment Managers to the equity portion of the Balanced Master Portfolio. Western Asset Management Company ("Western") is located at 117 East Colorado Boulevard, Pasadena, California 91105, and is an independent affiliate of Legg Mason, Inc., a publicly held financial services organization that engages through its subsidiaries in the businesses of securities brokerage, investment management, corporate and public finance and real estate services. Western's Fixed-Income team has responsibility for the management of the Balanced Master Portfolio. All portfolio's are managed on a team basis. The core investment team at Western has been together for 10 years. The average experience of the portfolio management group is 13 years. As of September 30, 2001, the firm had approximately $93.7 billion in assets under management for institutional clients and approximately $11.0 billion of assets under management for mutual funds.

       The following individual at Western is primarily responsible for the Balanced Master Portfolio:


          ----------------------------------------------------------------------------------
                 MANAGER                              PROFESSIONAL EXPERIENCE
                                                      (FOR THE PAST FIVE YEARS)
          ----------------------------------------------------------------------------------
          James J. Flick                              Portfolio Manager, Western
                                                      (since 1998); prior thereto,
                                                      Portfolio Manager,
                                                      Transamerica Investment
                                                      Services (1996-1998).
          ----------------------------------------------------------------------------------


       Cambiar Investors LLC ("Cambiar") is located at 2401 East Second Avenue, Suite 400, Denver, Colorado 80206, and until July 2001, was a subsidiary of United Asset Management Corporation ("UAM"), a subsidiary of Old Mutual plc, a publicly held company. In July 2001, Cambiar's principals purchased Cambiar from UAM/Old Mutual plc. Cambiar was organized in 1973 and provides investment management services for pension plans, foundations and endowments and high net worth individuals. As of September 30, 2001, the firm had approximately $2.2 billion of assets under management.

       The following individuals at Cambiar share primary responsibility for the Balanced Master Portfolio:


                    ----------------------------------------------------------------------------------
                             MANAGER                               PROFESSIONAL EXPERIENCE
                                                                   (FOR THE PAST FIVE YEARS)
                    ----------------------------------------------------------------------------------
                    Michael S. Barish                           Director, Chairman and Chief
                                                                Investment Officer (since Feb.
                                                                2000), prior thereto, President and
                                                                Treasurer, Cambiar.
                    ----------------------------------------------------------------------------------
                    Brian M. Barish                             President and Treasurer (since Feb.
                                                                2000), Director of Research (since
                                                                Jan. 1999); Portfolio Manager (since
                                                                Feb. 1997), Senior Vice President
                                                                (Jan. 1999 - Jan. 2000), Vice
                                                                President and Analyst (Feb. 1997 -
                                                                Dec. 1998), Cambiar; prior thereto,
                                                                Vice President of Investment
                                                                Research, Lazard Freres & Co. LLC.
                    ----------------------------------------------------------------------------------
                    Anna A. Aldrich                             Vice President and Portfolio
                                                                Manager, Cambiar (since
                                                                1999); prior thereto, Global Equity
                                                                Analyst, Bankers Trust Company.
                    ----------------------------------------------------------------------------------
                    Maria L. Azari                              Vice President and Portfolio
                                                                Manager (since 1999), Securities
                                                                Analyst (since 1997), Cambiar;
                                                                prior thereto Investment Analyst,
                                                                Eaton Vance.
                    ----------------------------------------------------------------------------------
                    Michael J. Gardner                          Vice President and Portfolio
                                                                Manager, Cambiar.
                    ----------------------------------------------------------------------------------


       Freeman Associates Investment Management LLC ("Freeman") is located at 16236 San Dieguito Road, Suite 2-20, P.O. Box 9210, Rancho Santa Fe, California 92067, and is a privately held company that is controlled by John
D. Freeman. Formerly known as the Investment Research Company, the firm was organized in 1985 and provides investment management services to institutions, retirement plans, and non-profit organizations. As of September 30, 2001, the firm had approximately $1.8 billion of assets under management.


       The following individuals at Freeman share primary responsibility for the Balanced Master Portfolio:

                    ----------------------------------------------------------------------------------
                         MANAGER                                   PROFESSIONAL EXPERIENCE
                                                                   (FOR THE PAST FIVE YEARS)
                    ----------------------------------------------------------------------------------
                    John D. Freeman                             President, Freeman (since 1996);
                                                                prior thereto, Portfolio Manager,
                                                                Martingale Asset Management.
                    ----------------------------------------------------------------------------------
                    Jeffrey Norman                              Senior Vice President (since 1999),
                                                                Freeman; Risk Manager, ZAIS
                                                                Group )(1997-1999); prior thereto,
                                                                Risk Manager, Trader, Mariner
                                                                Investment Group.
                    ----------------------------------------------------------------------------------

DIVERSIFIED EQUITY FUND

       Cambiar and Freeman serve as Investment Managers to the Diversified Equity Master Portfolio. See the descriptions under the Balanced Fund in this section for information regarding Cambiar and Freeman and the individuals who share primary responsibility for the Diversified Equity Master Portfolio.

U.S. GROWTH EQUITY FUND

       KCM Investment Advisors ("KCM") serve as Investment Manager to the Portfolio. KCM is located at 300 Drake's Landing Road, Suite 190, Greenbrae, California, 94904 and is an investment management company that manages domestic and international equity and fixed income portfolios for individuals and institutions. As of September 30, 2001, the firm had approximately $672 million of assets under management.

       The following individuals at KCM share primary responsibility for the
Portfolio:


                    ----------------------------------------------------------------------------------
                         MANAGER                                     PROFESSIONAL EXPERIENCE
                                                                       (PAST FIVE YEARS)
                    ----------------------------------------------------------------------------------
                    Jay Aubrey Kellett                          Chief Executive Officer, Chief
                                                                Investment Officer, KCM.
                    ----------------------------------------------------------------------------------
                    Richard N. Vanscoy                          Managing Director and Director of
                                                                Research, KCM (since 1997); prior
                                                                thereto, Managing Director, Barclays
                                                                Global Investors.
                    ----------------------------------------------------------------------------------

                    -----------------------------------------------------------------------------------
                         MANAGER                                     PROFESSIONAL EXPERIENCE
                                                                       (PAST FIVE YEARS)
                    -----------------------------------------------------------------------------------
                    Craig A. Stephens                           Principal and Portfolio Manager, KCM
                                                                (since 1997); prior thereto, Senior
                                                                Equity Manager, RCM Capital Management.
                    -----------------------------------------------------------------------------------
                    John A. Lundin                              Principal and Portfolio Manager, KCM
                                                                (since May 2000); prior thereto, Senior
                                                                Vice President, Portfolio Manager,
                                                                Scudder Stevens and Clark.
                    -----------------------------------------------------------------------------------
                    Patricia Small Kellett                      Principal and Portfolio Manager, KCM
                                                                (since July 2000); prior thereto,
                                                                Treasurer, Regents of the University of
                                                                California.
                    ----------------------------------------------------------------------------------
                    William Prince                              Chief Operating Officer, KCM (since
                                                                Sept. 2000); Investment Manager,
                                                                Fischer Investments (Jan. 2000 - Aug.
                                                                2000); prior thereto, Vice President
                                                                and Director, Wall Street Associates.
                    ----------------------------------------------------------------------------------

         Appendix A to this Prospectus shows the investment performance for KCM. This information is provided to illustrate KCM's past performance in managing investment mandates with substantially similar investment objectives, policies and strategies.

INTERNATIONAL CORE EQUITY FUND

       Pyrford International PLC ("Pyrford") serves as Investment Manager to the Portfolio. Pyrford is located at 79 Grosvenor Street - Mayfair, London, England W1K 3JU. Founded in 1987, Pyrford's ultimate parent is Pyrford Capital Limited, which is 50% owned by employees and 50% by Euro Equity Holdings SA, a European investment company. As of September 30, 2001, the firm had approximately $1.2 billion of assets under management.

       The following individuals at Pyrford share primary responsibility for the
Portfolio:

                    ----------------------------------------------------------------------------------
                         MANAGER                                      PROFESSIONAL EXPERIENCE
                                                                      (FOR THE PAST FIVE YEARS)
                    ----------------------------------------------------------------------------------
                    Bruce L. Campbell                           Chief Investment Officer and Chief
                                                                Executive Officer, Pyrford.
                    ----------------------------------------------------------------------------------

                    Anthony N. Cousins, CFA                     Portfolio Manager, United Kingdom
                                                                and Europe, Pyrford.
                    ----------------------------------------------------------------------------------
                    Charu L. Fernando, CFA                      Portfolio Manager, Asia and Canada,
                                                                Pyrford.
                    ----------------------------------------------------------------------------------

         Appendix B to this Prospectus shows the investment performance for Pyrford. This information is provided to illustrate Pyrford's past performance in managing investment mandates with substantially similar investment objectives, policies and strategies.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

       The Funds distribute to shareholders virtually all of their net income (interest less expenses). It is expected that dividends from net investment income will be declared and paid on the following schedule:


  DECLARED                PAYABLE                                       FUNDS
  --------                -------                                       -----

Daily           Last day of each month.                  Limited Maturity Fixed Income Fund and
                                                         Full Maturity Fixed Income Fund

Quarterly       Mid:  March, June, September, and        Balanced Fund; Diversified Equity Fund; U.S.
                December                                 Growth Equity Fund; and International Core
                                                         Equity Fund

       A Fund may realize capital gains from time to time when it sells securities. Capital gains will be distributed annually. Dividends and other distributions will be automatically reinvested in more shares of your Fund unless you request otherwise.

TAXES

       The discussion below regarding federal and state income taxation is included for general information only. You should consult your tax advisor concerning the federal and state tax consequences of an investment in the Fund.

       The Fund will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following:

       - The tax status of any distribution is the same regardless of how long you have held shares of the Fund and whether you reinvest in additional shares of the Fund or take the distribution in cash.

       - Distributions declared in December -- if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

       - Any dividends and distributions of short-term capital gains, if any, received by you are taxable to you as ordinary income for federal income tax purposes. A Fund's distributions of long-term capital gains, if any, are taxable to you as capital gains.

       - Dividend distributions that you receive may be subject to state and local income taxes. Depending on your state's rules, however, any dividends attributable to interest earned on direct obligations of the U.S. Treasury may be exempt from state and local taxes. The Fund will notify you each year concerning how much, if any, of your dividends may qualify for this exemption.

       - Each of the U.S. Growth Equity Fund and International Core Equity Fund may receive income from sources in foreign countries and that income may be subject to foreign taxes at its source. If a Fund pays non-refundable taxes to foreign governments during the year, those taxes will reduce the Fund's dividend but will still be included in your taxable income. You may be able to claim an offsetting credit or deduction on your tax return for your share of foreign taxes paid by a Fund for a particular year if more than 50% of its total assets consists of stock or securities in foreign corporations and the Fund makes a special tax election for such year whereby each of its shareholders includes in his gross income and treats as paid by him his proportionate share of such foreign taxes. The Fund will send you detailed information about the foreign tax credit or deduction each year.

       By law, the Fund must withhold a percentage of any taxable distributions or redemptions from your account if you do not:

       -    provide us with your correct taxpayer identification;

       -    certify that your taxpayer identification is correct;

       -    certify that you are a U.S. person; and

       -    confirm that you are not subject to backup withholding.

       The Fund must withhold taxes from your account if the IRS instructs us to do so.

       If a dividend distribution mailed to your address of record is returned as undeliverable, the Fund will automatically reinvest all future distributions until you provide us with a valid mailing address.

       FINANCIAL HIGHLIGHTS


       The following tables are intended to help you understand each Fund's financial performance since it began operations as it relates to Class I Shares (not Institutional Servicing Class Shares). Certain information reflects financial results for a single Class I Share. Because Institutional Servicing Class Shares have not previously been issued, similar information does not exist for them. Total returns represent the rate you would have earned (or lost) on an investment, assuming reinvestment of all dividends and distributions. This information has been audited by Arthur Andersen LLP, independent accountants, whose report, along with each Fund's financial statements, is included in the annual report and the Statement of Additional Information, which are available upon request. For each year shown, all information is for the year ended June
30. Financial highlights information is not presented for U.S. Growth Equity Fund or International Core Equity Fund because those Funds have not yet commenced operations.

LIMITED MATURITY FIXED INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH      YEAR        YEAR         YEAR       YEAR        YEAR
YEAR                                        ENDED       ENDED        ENDED      ENDED       ENDED
                                           6/30/01     6/30/00      6/30/99    6/30/98     6/30/97

NET ASSET VALUE, BEGINNING OF PERIOD       $10.11      $10.20        $10.22      $10.16      $10.12

Income From Investment Operations:

         Net investment income               0.63        0.58          0.53        0.60        0.61

         Net realized and unrealized         0.32       (0.09)        (0.02)       0.06        0.04
         gain (loss) on investments and
         futures

TOTAL INCOME FROM INVESTMENT OPERATIONS      0.95        0.49          0.51        0.66        0.65

Distributions paid to shareholders:

         Net investment income              (0.63)      (0.58)        (0.53)      (0.60)      (0.61)

         Net realized capital gain (loss)       0           0             0           0           0

Total Distributions                         (0.63)      (0.58)        (0.53)      (0.60)      (0.61)

NET ASSET VALUE, END OF PERIOD             $10.43      $10.11        $10.20      $10.22      $10.16

Total Return on net asset value (A)          9.17%       4.37%         4.59%       6.11%       6.03%

         Ratios/Supplemental Data:

         Net Assets, End of Period        $51,076     $85,813      $104,675    $129,717    $141,023
         (thousands)

         Ratio of Expenses to Average        0.24%       0.14%         0.12%       0.12%       0.12%
         Net Assets(B)

         Ratio of Net Investment Income      6.50%       5.86%         5.30%       5.92%       6.04%
         to Average Net Assets(B)

         Portfolio Turnover Rate           189.31%     161.89%       176.78%     144.97%     121.70%


-----------
(A) Total Return on Net Asset Value is net of the management fee of 0.50% per annum.

(B) Ratios include all management fees and expenses except for the program services fee.

FULL MATURITY FIXED INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH          YEAR        YEAR         YEAR       YEAR        YEAR
YEAR                                            ENDED       ENDED        ENDED      ENDED       ENDED
                                                6/30/01     6/30/00      6/30/99    6/30/98     6/30/97

NET ASSET VALUE, BEGINNING OF PERIOD           $9.68       $9.85       $10.18       $9.79       $9.63

Income From Investment Operations:

     Net investment income                      0.63        0.64         0.60        0.64        0.65

     Net realized and unrealized gain
     (loss) on investments and futures          0.42       (0.17)       (0.33)       0.39        0.16

TOTAL INCOME FROM INVESTMENT OPERATIONS         1.05        0.47         0.27        1.02        0.81

Distributions paid to shareholders:

     Net investment income                     (0.63)      (0.64)       (0.60)      (0.64)      (0.65)

     Net realized capital gain (loss)              0           0            0           0           0

Total Distributions                            (0.63)      (0.64)       (0.60)      (0.64)      (0.65)

NET ASSET VALUE, END OF PERIOD                $10.10       $9.68        $9.85      $10.18       $9.79

Total Return on net asset value (A)            10.61%       4.41%        2.11%      10.20%       8.09%

     Ratios/Supplemental Data:

     Net Assets, End of Period (thousands)   $38,540     $78,188      $73,420     $71,829     $50,796

     Ratio of Expenses to Average Net           0.31%       0.17%        0.16%      0.17%        0.21%
     Assets (B)

     Ratio of Net Investment Income to
     Average Net Assets(B)                      6.74%       6.55%        5.90%      6.19%        6.63%

     Portfolio Turnover Rate                  236.10%     211.40%      273.61%    178.52%      304.93%


-----------
(A) Total Return on Net Asset Value is net of the management fee of 0.50% per annum.

(B) Ratios include all management fees and expenses except for the program services fee.

BALANCED FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH       YEAR        YEAR         YEAR       YEAR        YEAR
YEAR                                         ENDED       ENDED        ENDED      ENDED       ENDED
                                             6/30/01     6/30/00      6/30/99    6/30/98     6/30/97

NET ASSET VALUE, BEGINNING OF PERIOD       $12.44      $14.69       $14.61      $14.86      $13.38

Income From Investment Operations:

         Net investment income               0.36        0.37         0.36        0.41        0.37

         Net realized and unrealized gain
         (loss) on investments and futures   0.25        0.26         1.45        2.01        2.65

TOTAL INCOME FROM INVESTMENT OPERATIONS      0.61        0.63         1.81        2.42        3.02

Distributions paid to shareholders:

         Net investment income              (0.36)      (0.37)       (0.36)      (0.44)      (0.39)

         Net realized capital gain (loss)   (3.52)      (2.51)       (1.37)      (2.23)      (1.15)

Total Distributions                         (3.88)      (2.88)       (1.73)      (2.67)      (1.54)

NET ASSET VALUE, END OF PERIOD              $9.17      $12.44       $14.69      $14.61      $14.86

Total Return on net asset value (A)          6.20%       3.99%       13.10%      16.79%      23.23%

    Ratios/Supplemental Data:

    Net Assets, End of Period (thousands) $23,591     $48,936      $63,301     $59,360     $52,137

    Ratio of Expenses to Average Net
    Assets(B)                                0.46%       0.24%        0.18%       0.18%       0.23%

    Ratio of Net Investment Income to
    Average Net Assets(B)                    2.66%       2.59%        2.55%       2.86%       2.81%

    Portfolio Turnover Rate                220.34%     169.10%      206.43%     169.04%     173.60%


-----------
(A) Total Return on Net Asset Value is net of the management fee of 0.75% per annum.

(B) Ratios include all management fees and expenses except for the program services fee.

DIVERSIFIED EQUITY FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH          YEAR        YEAR         YEAR       YEAR        YEAR
YEAR                                             ENDED       ENDED        ENDED      ENDED       ENDED
                                                6/30/01     6/30/00      6/30/99    6/30/98     6/30/97

NET ASSET VALUE, BEGINNING OF PERIOD           $21.04      $22.15       $20.37     $20.72      $17.59

Income From Investment Operations:

         Net investment income                   0.26        0.24         0.29       0.32        0.34

         Net realized and unrealized gain
         (loss) on investments and futures      (0.21)       1.05         3.42       4.14        5.18

TOTAL INCOME FROM INVESTMENT OPERATIONS          0.05        1.29         3.71       4.46        5.52

Distributions paid to shareholders:

         Net investment income                  (0.26)      (0.24)       (0.29)     (0.32)      (0.34)

         Net realized capital gain (loss)       (4.93)      (2.16)       (1.64)     (4.49)      (2.05)

Total Distributions                             (5.19)      (2.40)       (1.93)     (4.81)      (2.39)

NET ASSET VALUE, END OF PERIOD                 $15.90      $21.04       $22.15     $20.37      $20.72

Total Return on net asset value (A)              1.17%       5.28%       18.90%     24.05%      32.97%

     Ratios/Supplemental Data:

     Net Assets, End of Period (thousands)    $92,053    $131,786     $126,892    $85,736     $70,590

     Ratio of Expenses to Average Net
     Assets(B)                                   0.16%       0.11%        0.10%      0.14%       0.17%

     Ratio of Net Investment Income to
     Average Net Assets(B)                       1.33%       1.11%        1.43%      1.51%       1.83%

     Portfolio Turnover Rate                    99.48%      66.84%       74.35%     65.82%      67.31%


-----------
(A) Total Return on Net Asset Value is net of the management fee of 0.75% per annum.

(B) Ratios include all standard management fees and expenses except for the program services fee.

                                   APPENDIX A

                             Past Performance of KCM

         The performance of the composite below shows the performance of KCM in managing all substantially similar accounts with investment objectives, policies, strategies, and risks substantially similar to those of the U.S. Growth Equity Fund and U.S. Growth Equity Master Portfolio. The composite shown below is an aggregation of all accounts managed by KCM that have investment objectives, policies, strategies, and risks that are substantially similar to those of the U.S. Growth Equity Fund and U.S. Growth Equity Master Portfolio.

         The performance shown below is for the one-, three-, five- and ten-year periods ending September 30, 2001 and does not represent the performance of the U.S. Growth Equity Fund or U.S. Growth Equity Master Portfolio. The composite performance data has been provided by KCM.

         The composite includes all accounts that KCM managed or sub-advised that have similar investment profiles. The accounts included in the composite are not subject to the same type of expenses to which the U.S. Growth Equity Fund is subject. The accounts also are not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the U.S. Growth Equity Master Portfolio and the U.S. Growth Equity Fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. In fact, the expenses of the accounts included in the composite are lower than the U.S. Growth Equity Fund's expenses. Consequently, if the expenses of the U.S. Growth Equity Fund had been included in the composite, the composite's performance results would have been lower than what is shown below.

         The performance information of the account is not intended to predict or suggest the performance that might be experienced by the U.S. Growth Equity Fund, the U.S. Growth Equity Master Portfolio or an individual investor in the U.S. Growth Equity Fund. The performance information was calculated using standards promulgated by the Association for Investment Management & Research. Investors should be aware that the methodology used for the composite performance is not the SEC standard to calculate the performance. As a result, such performance results may differ from results calculated according to the SEC's methodology.


AVERAGE ANNUAL TOTAL RETURN    1 YEAR       3 YEARS      5 YEARS       10 YEARS
FOR PERIODS ENDED 9/30/01
Composite                      (33.07)%     11.50%       18.69%         18.71%
Russell 1000 Growth Index      (45.64)%    (3.28)%        6.50%         10.58%

                                   APPENDIX B

                       Past Performance of Pyrford

         The performance of the composite below shows the performance of Pyrford in managing all substantially similar accounts with investment objectives, policies, strategies, and risks substantially similar to those of the International Core Equity Fund and International Core Equity Master Portfolio. The composite shown below is an aggregation of all accounts managed by Pyrford that have investment objectives, policies, strategies, and risks that are substantially similar to those of the International Core Equity Fund and International Core Equity Master Portfolio.

         The performance shown below is for the one-, three-, five- and ten-year periods ending September 30, 2001 and does not represent the performance of the AHA International Core Equity Fund or International Core Equity Master Portfolio. The composite performance data has been provided by Pyrford.

         The composite includes all accounts that Pyrford managed or sub-advised that have similar investment profiles. The accounts included in the composite are not subject to the same type of expenses to which the International Core Equity Fund is subject. The accounts also are not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the International Core Equity Master Portfolio and the International Core Equity Fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. In fact, the expenses of the accounts included in the composite are lower than the International Core Equity Fund's expenses. Consequently, if the expenses of the International Core Equity Fund had been included in the composite, the composite's performance results would have been lower than what is shown below.

         The performance information of the account is not intended to predict or suggest the performance that might be experienced by the International Core Equity Fund, the International Core Equity Fund Master Portfolio or an individual investor in the International Core Equity Fund. The performance information was calculated using standards promulgated by the Association for Investment Management & Research. Investors should be aware that the methodology used for the composite performance is not the SEC standard to calculate the performance. As a result, such performance results may differ from results calculated according to the SEC's methodology.

AVERAGE ANNUAL TOTAL RETURN      1 YEAR     3 YEARS      5 YEARS       10 YEARS
FOR PERIODS ENDED 9/30/01
Composite                        (7.89)%      4.62%        4.56%          10.37%
MSCI EAFE Index                 (28.53)%     (1.16)%      (0.14)%          3.93%

                              FOR MORE INFORMATION

        More information about the Funds is available free upon request:

SHAREHOLDER REPORTS

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. The Funds' annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the Funds and their policies. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus.

                              TO OBTAIN INFORMATION

To obtain free copies of the annual, semi-annual report or the SAI or to discuss questions about the Funds:

BY TELEPHONE  - 1-800-445-1341

BY MAIL

AHA Investment Funds, Inc.
c/o Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701

BY INTERNET

Information about the Funds will be available via the internet at www.ahafunds.org by January 2002.

Information about the Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Free text only versions of the annual report, semi-annual report and the SAI are available on the EDGAR Database on the SEC's Internet web-site, http://www.sec.gov. You can also obtain copies of this information, after paying a duplication fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act File Number 811-05534.

                           AHA INVESTMENT FUNDS, INC.

                     AHA LIMITED MATURITY FIXED INCOME FUND
                       AHA FULL MATURITY FIXED INCOME FUND
                                AHA BALANCED FUND
                           AHA DIVERSIFIED EQUITY FUND
                           AHA U.S. GROWTH EQUITY FUND
                       AHA INTERNATIONAL CORE EQUITY FUND

                                 CLASS A SHARES
                                 CLASS I SHARES
                      INSTITUTIONAL SERVICING CLASS SHARES





                       STATEMENT OF ADDITIONAL INFORMATION
                                November 16, 2001





                      190 South LaSalle Street, Suite 2800
                             Chicago, Illinois 60603
                                  800-445-1341


AHA Limited Maturity Fixed Income Fund, AHA Full Maturity Fixed Income Fund, AHA Balanced Fund, AHA Diversified Equity Fund, AHA U.S. Growth Equity Fund and AHA International Core Equity Fund (each, a "Fund," together, the "Funds") are series of AHA Investment Funds, Inc. (the "AHA Funds"). This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus of the Funds dated November 16, 2001 and any supplement to the prospectus. No information is incorporated by reference into this SAI. You may obtain a copy of the prospectus without charge by calling (800) 445-1341, by writing to AHA Funds. Information about the Funds will be available via the internet at www.ahafunds.org by January 2002.

                                TABLE OF CONTENTS

                                                                  PAGE
GENERAL INFORMATION AND HISTORY................................     1
INVESTMENT STRATEGIES..........................................     1
INVESTMENT RESTRICTIONS........................................    13
DIRECTORS AND OFFICERS.........................................    17
CONTROL PERSONS/PRINCIPAL SHAREHOLDERS.........................    20
INVESTMENT MANAGEMENT..........................................    23
DISTRIBUTOR....................................................    28
DISTRIBUTION AND SHAREHOLDER SERVICE PLANS.....................    28
CODE OF ETHICS.................................................    29
PORTFOLIO TRANSACTIONS.........................................    30
PORTFOLIO TURNOVER.............................................    32
DETERMINATION OF NET ASSET VALUE...............................    33
PERFORMANCE INFORMATION........................................    34
PURCHASES AND REDEMPTIONS OF SHARES............................    37
SHARES.........................................................    37
THE PROGRAM....................................................    38
TAXES..........................................................    39
MASTER/FEEDER STRUCTURE........................................    41
OTHER INFORMATION..............................................    43
APPENDIX.......................................................   A-1

                         GENERAL INFORMATION AND HISTORY

The AHA Funds is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). The AHA Funds was incorporated on March 14, 1988 under the laws of Maryland and currently is comprised of seven funds, six of which (each, a "Fund," and collectively the "Funds"), are covered in this Statement of Additional Information ("SAI"). The AHA U.S. Government Money Market Fund is offered through a separate prospectus and SAI.


Each Fund invests substantially all of its assets in a separate portfolio of the CCM Advisors Funds (the "Master Fund"), a corresponding registered, diversified open-end management investment company consisting of multiple portfolios, six of which have the same investment objective as a corresponding Fund (each a "Portfolio," collectively the "Portfolios"). The Master Fund was organized on December 27, 2000 as a business trust under the laws of the State of Delaware.


                              INVESTMENT STRATEGIES


The Portfolios use various investment techniques to achieve their investment objectives. By investing in the Portfolios, the Funds will have an indirect investment interest in some or all of the types of securities described below.


SHORT TERM INVESTMENTS


Each of the Portfolios may invest in a variety of short-term debt securities ("money market instruments"), including instruments issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("Government Securities") and repurchase agreements for such securities. Money market instruments are generally considered to be debt securities having remaining maturities of approximately one year or less. Other types of money market instruments include: certificates of deposit, bankers' acceptances, commercial paper, letters of credit, short-term corporate obligations, and the other obligations discussed below.


It is currently anticipated that the short-term investments in bank obligations (including certificates of deposit, bankers' acceptances, time deposits and letters of credit) will be limited to: (1) obligations of U.S. commercial banks and savings institutions having total assets of $1 billion or more, and instruments secured by such obligations, including obligations of foreign branches of U.S. banks and (2) similar obligations of foreign commercial banks having total assets of $1 billion or more or their U.S. branches which are denominated in U.S. dollars. Obligations of foreign banks and their U.S. branches are subject to the additional risks of the types generally associated with investment in foreign securities. SEE "FOREIGN SECURITIES." Similar risks may apply to obligations of foreign branches of U.S. banks. There currently are no reserve requirements applicable for obligations issued by foreign banks or foreign branches of U.S. banks. Also, not all of the federal and state banking laws and regulations applicable to domestic banks relating to maintenance of reserves, loan limits and promotion of financial soundness apply to foreign branches of domestic banks, and none of them apply to foreign banks.

It is anticipated that commercial paper constituting the short-term investments must be rated within the two highest grades by Standard & Poor's ("S&P") or the highest grade by Moody's Investors Service, Inc. ("Moody's") or, if not rated, must be issued by a company having an outstanding debt issue rated at least AA by S&P or AA by Moody's. Other types of short-term corporate obligations (including loan participations and master demand notes) must be rated at least A by S&P or Moody's to qualify as a short-term investment, or, if not rated, must be issued by a company having an outstanding debt issue rated at least A by Moody's or S&P. The quality standards described above may be modified by a Portfolio upon the approval of the Master Fund's Board of Trustees. Information concerning corporate securities ratings is found in the Appendix.

Bank time deposits may be non-negotiable until expiration and may impose penalties for early withdrawal. Master demand notes are corporate obligations which permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the borrower. They permit daily changes in the amounts borrowed. The amount under the note may be increased at any time by the Portfolio making the investment up to the full amount provided by the note agreement, or may be decreased by the Portfolio. The borrower may prepay up to the full amount of the note without penalty. These notes may in some cases be backed by bank letters of credit. Because these notes are direct lending arrangements between the lender and borrower, it is generally not contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and thus immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. Investments in bank time deposits and master demand notes are subject to limitations on the purchase of securities that are restricted or illiquid. SEE "RESTRICTED AND ILLIQUID SECURITIES." No Portfolio intends to purchase any non-negotiable bank time deposits or master demand notes during the coming year.

REPURCHASE AGREEMENTS. The Portfolios may enter into repurchase agreements involving the types of securities which are eligible for purchase by that Portfolio. However, it is expected that there will be no limitation upon the maturity of the securities underlying the repurchase agreements.

Repurchase agreements, which may be viewed as a type of secured lending, typically involve the acquisition by a Portfolio of government securities or other securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Portfolio will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Portfolio will receive interest from the institution until the time when the repurchase is to occur. Although such date is deemed to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.

While repurchase agreements involve certain risks not associated with direct investments in debt securities, each Portfolio will follow procedures designed to minimize such risks. The value of the collateral underlying the repurchase agreement, which will be held by the Portfolio's custodian in a segregated account on behalf of a Portfolio, will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Portfolio will seek to liquidate such collateral. However, the exercise of a Portfolio's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolio could suffer a loss. It is anticipated that each Portfolio, as a policy, will not invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Portfolio amount to more than 10% of its total assets. Investments in repurchase agreements may at times be substantial when, in the view of the Investment Managers, liquidity or other considerations warrant.

REVERSE REPURCHASE AGREEMENTS. Each Portfolio may enter into reverse repurchase agreements. These agreements, in which a Portfolio would sell the security underlying the repurchase agreement for cash and be obligated to repurchase the security, involve a form of leverage to the extent the Portfolio may invest the cash received and involve risks similar to repurchase agreements. Although this practice, if successful, may help a Portfolio increase its income or net assets through the investment of the cash received in a reverse repurchase agreement, if the return on those investments is inadequate or they decline in value during the term of the agreement, the income or the net assets of the Portfolio would be adversely affected as compared to its income and net assets absent the transaction. No Portfolio intends to enter into reverse repurchase agreements during the next year.

TYPES OF DEBT SECURITIES


The debt obligations in which the Portfolios may invest are subject to certain quality limitations and other restrictions. Permissible investments may include money market instruments and other types of obligations. SEE "SHORT-TERM INVESTMENTS" AND "CONVERTIBLE SECURITIES." Debt obligations are subject to various risks as described in the Funds' prospectus. In addition, interest holders should recognize that, although securities ratings issued by a securities rating service provide a generally useful guide as to credit risks, they do not offer any criteria to evaluate interest rate risk. As noted in the Funds' prospectus, changes in interest rate levels cause fluctuations in the prices of debt obligations and may, therefore, cause fluctuations in net asset values per share of the Portfolios and the Funds.

Applicable quality limitations of the Portfolios, as described in the Funds' prospectus, may require that debt securities purchased by the Limited Maturity Fixed Income Master Portfolio and the Diversified Equity Master Portfolio be rated at the time of purchase "A" or higher by S&P or Moody's or, if unrated, be of comparable quality as determined by the Investment Manager and that such securities purchased by the Full Maturity Fixed Income Master Portfolio and the Balanced Master Portfolio be rated at the time of purchase "BBB" or higher by S&P or "BAA" or higher by Moody's or, if unrated, be of comparable quality as determined by the Investment Manager. Although unrated securities eligible for purchase by the Portfolios must be determined to be comparable in quality to securities having certain specified ratings, the market for unrated securities may not be as broad as for rated securities since many investors rely on rating organizations for credit appraisal.

Subsequent to the purchase of a debt security by a Portfolio, the ratings or credit quality of a debt security may deteriorate. A Portfolio is not required to sell a security if its credit quality or rating deteriorates after its purchase. However, the Investment Managers of the Portfolios will evaluate and monitor the quality of all investments, including bonds rated lower than BBB or BAA, and will dispose of investments that have deteriorated in their creditworthiness or ratings if the Investment Manager determines such action is necessary to assure that a Portfolio's overall investments are constituted in a manner consistent with its investment objective.

The economy and interest rates affect lower rated obligations differently from other securities. For example, the prices of these obligations have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. To the extent that there is no established retail secondary market, there may be thin trading of lower rated obligations which may adversely impact the ability of the Portfolios' Investment Managers to accurately value such obligations and the Portfolios' assets, and may also adversely impact the Portfolios' ability to dispose of the obligations. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower rated obligations, especially in a thinly traded market.

GOVERNMENT SECURITIES. Government securities include obligations issued by the U.S. Government, such as U.S. Treasury bills, notes and bonds, which differ as to their maturities at the time of issuance. Government Securities also include obligations guaranteed by the U.S. Government or issued by its agencies or instrumentalities, such as obligations of the Export-Import Bank of the United States, the General Services Administration, Federal Land Banks, Farmers Home Administration and Federal Home Loan Banks. Some Government Securities, such as U.S. Treasury obligations and obligations issued by the Export-Import Bank and the Federal Housing Administration, are backed by the full faith and credit of the U.S. Treasury. Others, such as those issued by Federal Home Loan Banks, are backed by the issuer's right to borrow from the U.S. Treasury. Some, such as those issued by the Federal National Mortgage Association and Federal Farm Credit Banks, are backed only by the issuer's own credit, with no guarantee or U.S. Treasury backing.


ZERO COUPON SECURITIES. Debt securities purchased by the Portfolios may include zero coupon securities. These securities do not pay any interest until maturity and, for this reason, zero coupon securities of longer maturities may trade at a deep discount from their face or par values and may be subject to greater fluctuations in market value than ordinary debt obligations of comparable maturity. Current federal tax law requires the holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment that year. It is not anticipated that any Portfolio or Fund will invest more than 5% of its assets in zero coupon securities during the next year.

VARIABLE RATE SECURITIES. Debt obligations purchased by the Portfolios may also include variable and floating rate securities. The interest rates payable on these securities are adjusted either at predesignated periodic intervals or whenever there is a change in an established market rate of interest. Other features may include a right whereby the Portfolio that holds the security may demand prepayment of the principal amount prior to the stated maturity (a "demand feature") and the right of an issuer to prepay the principal amount prior to maturity. One benefit of variable and floating rate securities is that, because of interest rate adjustments on the obligation, changes in market value that would normally result from fluctuations in prevailing interest rates are reduced. The benefit of a demand feature is enhanced liquidity.

MORTGAGE-BACKED SECURITIES. The Portfolios may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, or one of its agencies or instrumentalities, or issued by private issuers. The mortgage-backed securities in which these Portfolios may invest include collateralized mortgage obligations ("CMOs") and REMIC interests. CMOs are debt instruments issued by special purpose entities and secured by mortgages or other mortgage-backed securities, which provide by their terms for aggregate payments of principal and interest based on the payments made on the underlying mortgages or securities. CMOs are typically issued in separate classes with varying coupons and stated maturities. REMIC interests are mortgage-backed securities as to which the issuers have qualified to be treated as real estate mortgage investment conduits under the Internal
Revenue Code of 1986 and have the same characteristics as CMOs. It is expected that the amount of privately issued mortgage-backed securities that may be purchased by a Portfolio may not exceed 10% of the value of the Portfolio's total assets, and the securities of any one such issuer purchased by a Portfolio may not exceed 5% of the value of the Portfolio's total assets.

The Portfolios may from time to time also invest in "stripped" mortgage-backed securities. These are securities which operate like CMOs but entitle the holder to disproportionate interests with respect to the allocation of interest or principal on the underlying mortgages or securities. A stripped mortgage-backed security is created by the issuer separating the interest and principal on a mortgage pool to form two or more independently tradable securities. The result is the creation of classes of discount securities which can be structured to produce faster or slower prepayment expectations based upon the particular underlying mortgage interest rate payments assigned to each class. These obligations exhibit risk characteristics similar to mortgage-backed securities generally and zero coupon securities. Due to existing market characteristics, "interest only" and "principal only" mortgage-backed securities are considered to be illiquid.

Because the mortgages underlying mortgage-backed securities are subject to prepayment at any time, most mortgage-backed securities are subject to the risk of prepayment in an amount differing from that anticipated at the time of issuance. Prepayments generally are passed through to the holders of the securities. Any such prepayments received by a Portfolio must be reinvested in other securities. As a result, prepayments in excess of those anticipated could adversely affect yield to the extent reinvested in instruments with a lower interest rate than that of the original security. Prepayments on a pool of mortgages are influenced by a variety of economic, geographic, social and other factors. Generally, however, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts required to be reinvested are likely to be greater (and the potential for capital appreciation less) during a period of declining interest rates than during a period of rising interests rates. Mortgage-backed securities may be purchased at a premium over the principal or face value in order to obtain higher income. The recovery of any premium that may have been paid for a given security is solely a function of the ability to liquidate such security at or above the purchase price.

ASSET-BACKED SECURITIES. Each of the Portfolios may invest in asset-backed securities issued by private issuers. Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement. Asset-backed securities may be "stripped" into classes in a manner similar to that described under "MORTGAGE-BACKED SECURITIES," above, and are subject to the prepayment risks described therein.


TYPES OF EQUITY SECURITIES


The Balanced Equity Master Portfolio, Diversified Equity Master Portfolio, U.S. Growth Equity Portfolio and the International Core Equity Portfolio may purchase equity securities, including common and preferred and convertible preferred stocks and securities having equity characteristics such as rights, warrants and convertible debt securities. SEE "CONVERTIBLE SECURITIES." Common stocks and preferred stocks represent equity ownership interests in a corporation and participate in the corporation's earnings through dividends which may be declared by the corporation. Unlike common stocks, preferred stocks are entitled to stated dividends payable from the corporation's earnings, which in some cases may be "cumulative" if prior stated dividends have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have preferences on the distribution of assets in the event of the corporation's liquidation. Preferred stocks may be "participating" which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The rights of common and preferred stocks are generally subordinate to rights associated with a corporation's debt securities. Rights and warrants are securities which entitle the holder to purchase the securities of a company (generally, its common stock) at a specified price during a specified time period. Because of this feature, the values of rights and warrants are affected by factors similar to those that determine the prices of common stocks and exhibit similar behavior. Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer. The purchase of rights and warrants are subject to certain limitations. SEE "INVESTMENT RESTRICTIONS."

CONVERTIBLE SECURITIES. The Balanced Master Portfolio, Diversified Equity Master Portfolio, U.S. Growth Equity Portfolio and International Core Equity Portfolio may purchase securities of this type, including convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the holder receives the interest paid on a convertible bond or the dividend preference of a preferred stock.


Convertible securities have an "investment value" which is the theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. The investment value changes based upon prevailing interest rates and other factors. They also have a "conversion value" which is the worth in market value if the security were exchanged for the underlying equity security. Conversion value fluctuates directly with the price of the underlying security. If conversion value is substantially below investment value, the price of the convertible security is governed principally by its investment value. If the conversion value is near or above investment value, the price of the convertible security generally will rise above investment value and may represent a premium over conversion value due to the combination of the convertible security's right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. A convertible security's price, when price is influenced primarily by its conversion value, will generally yield less than a senior nonconvertible security of comparable investment value. Convertible securities may be purchased at varying price levels above their investment values. However, there is no assurance that any premium above investment value or conversion value will be recovered because price changes and, as a result, the ability to achieve capital appreciation through conversion may never be realized.

TYPES OF FOREIGN SECURITIES


Each Portfolio (with the exception of the International Core Equity Master Portfolio which may invest up to 100% of its total assets in foreign securities) may invest up to 10% of its total assets, at the time of purchase, in foreign securities. As discussed in the Funds' prospectus, each Portfolio may also invest in securities of certain Canadian issuers and securities purchased by means of American Depository Receipts ("ADRs") in an amount not to exceed 20% of a Portfolio's total assets at the time of purchase.


Foreign securities may be affected by changes in currency exchange rates, exchange control regulations, changes in governmental administration or economic or monetary policy (in the U.S. and abroad), political events, expropriation or nationalization or confiscatory taxation. Dividends and interest paid on foreign securities may be subject to foreign withholding and other foreign taxes. In addition, there may be less publicly available information concerning foreign issuers than domestic issuers, and foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards comparable to those of domestic issuers. Securities of certain foreign issuers and in certain foreign markets are less liquid and more volatile than domestic issues and markets, and foreign brokerage commissions are generally higher than in the U.S. There is also generally less regulation and supervision of exchanges, brokers and issuers in foreign countries.


Securities denominated in foreign currencies may be affected favorably or unfavorably by changes in foreign currency exchange rates and costs will be incurred in converting one currency to another. Exchange rates are determined by forces of supply and demand which forces are affected by a variety of factors including international balances of payments, economic and financial conditions, government intervention and speculation. Foreign currency exchange transactions of the Portfolios may be effected on a "spot" basis (cash basis) at the prevailing spot rate for purchasing or selling currency. The Portfolios may also utilize forward foreign currency contracts as described below.

DERIVATIVE INSTRUMENTS


In pursuing its investment objectives, each Portfolio may purchase and sell (write) options on securities, securities indices, and foreign currencies and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts and enter into forward foreign currency exchange contracts for hedging purposes.


OPTIONS. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying instrument at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy, in return for a premium paid, and a put option conveys the right, in return for a premium, to sell a specified quantity of the underlying instrument. Options on indices are settled in cash and gain or loss depends on changes in the index in question rather than on price movement in individual securities.

There are certain risks associated with transactions in options on securities and on indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise and skill and judgment of the Investment Manager, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. If the Portfolio were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Portfolio were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying securities unless the option expired without exercise. As the writer of a covered call option, a Portfolio forgoes, during the life of the option, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Portfolio, the Portfolio would not be able to close out the option. If restrictions on exercise were imposed, a Portfolio might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by a Portfolio is covered by an option on the same index purchased by the Portfolio, movements in the index may result in a loss to the Portfolio; however, such losses may be mitigated by changes in the value of the Portfolio's securities during the period the option was outstanding.

OPTIONS ON FOREIGN CURRENCIES. Each Portfolio may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where the Investment Manager perceives a risk of a rise in the dollar value of a foreign currency in which securities to be acquired are denominated (which would increase the dollar cost of these securities to the Portfolio), a Portfolio may purchase call options on the currency involved. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

Each Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if exchange rates move in the expected direction. If this does not occur, the option may be exercised and a Portfolio would be required to purchase or sell the underlying currency at a loss, which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

Each Portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, or liquid assets in a segregated account with the custodian.

Each Portfolio also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio will collateralize the option by maintaining in a segregated account with the custodian, cash or liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

FORWARD FOREIGN CURRENCY CONTRACTS. The Portfolios may enter into forward currency contracts to purchase or sell foreign currencies as a hedge against possible variations in foreign exchange rates. A forward foreign currency exchange contract is an agreement between the contracting parties to exchange an amount of currency at some future time at an agreed upon rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. A forward contract generally has no deposit requirement, and such transactions do not involve commissions. By entering into a foreign contract for the purchase or sale of the amount of foreign currency invested in a foreign security, a Portfolio can hedge against possible variations in the value of the dollar versus the subject currency either between the date the foreign security is purchased or sold and the date on which payment is made or received ("transaction hedging"), or during the time the Portfolio holds the foreign security ("position hedging"). Hedging against a decline in the value of a currency through the use of forward contracts does not eliminate fluctuations in the prices of securities or prevent losses if the prices of securities decline. Hedging transactions preclude the opportunity for gain if the value of the hedged security should rise. The Portfolios will not speculate in foreign currency contracts. If a Portfolio enters into a "position hedging transaction," which is the sale of forward non-U.S. currency with respect to a security held by it and denominated in such foreign currency, the Portfolio's custodian will place cash or liquid securities in a separate account in an amount equal to the amount of the Portfolio's total assets committed to the consummation of such forward contract. If the value of the securities placed in the account declines, additional cash or securities will be placed in the account so that the value of cash or securities in the account will equal the amount of the Portfolio's commitments with respect to such contracts. A Portfolio will not attempt to hedge all of its non-U.S. portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by its Investment Managers. The Portfolios will not enter into forward contracts for terms of more than one year.

Each Portfolio also has the authority to engage in transactions in foreign currency options and futures, but the Portfolios have no intention to do so during the next year. These options and futures are similar to options and futures on securities, except they represent an option to purchase or to sell an amount of a specified currency prior to expiration of the option at a designated price (in the case of a currency option), or a contract to purchase or deliver a specified amount of currency at an agreed upon future time and price (in the case of a currency future). Such transactions would be used for purposes similar to those described above for forward foreign currency contracts.

SECURITIES LOANS. Consistent with applicable regulatory requirements, the Portfolios may lend their U.S. Portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Portfolio (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Portfolio continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term investments.

A loan may be terminated by the borrower on one business day's notice, or by the Portfolio on four business days' notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost exceeding the collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, loans of securities will only be made to firms deemed by the Portfolio's Investment Manager to be creditworthy (such creditworthiness will be monitored on an ongoing basis) and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities. Any gain or loss in the market price during the loan period would inure to the Portfolio which made the loan.

When voting or consent rights which accompany loaned securities pass to the borrower, the Portfolio will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the investment in such loaned securities. The Portfolios will pay reasonable finder's, administrative and custodial fees in connection with loans of securities. A Portfolio will not lend securities if to do so would cause it to have loaned securities in excess of one-third of the value of the Portfolio's total assets, measured at the time of such loan. The Portfolios may lend foreign securities consistent with the foregoing requirements, but none of the Portfolios have any intention to do so in the foreseeable future.

RESTRICTED AND ILLIQUID SECURITIES. Each Portfolio may invest up to 10% of the value of its total assets, measured at the time of investment, in restricted and illiquid securities. Restricted securities are securities which are subject to restrictions on resale because they have not been registered under the 1933 Act. Illiquid securities are securities which may be subject to other types of resale restrictions or which have no readily available markets for their disposition. These limitations on resale and marketability may have the effect of preventing a Portfolio from disposing of a security at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Portfolio might have to bear the expense and incur the delays associated with effecting registration. In purchasing restricted securities, the Portfolios do not intend to engage in underwriting activities, except to the extent a Portfolio may be deemed to be a statutory underwriter under the 1933 Act in disposing of such securities. It is expected that restricted securities will be purchased for investment purposes only and not for the purpose of exercising control or management of other companies. Under the Portfolio's anticipated policies, securities available for purchase and sale in accordance with Rule 144A under the 1933 Act are treated as restricted securities for the purposes of the limitation set forth above.

REAL ESTATE INVESTMENT TRUSTS (REITs). The Portfolios may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate related loans or interests. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs may be affected by changes in the value of the underlying property owned by the REITs or the quality of loans held by the REIT. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects.

REITs are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than securities of larger companies.


WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS (DELAYED-DELIVERY). When-issued purchases and forward commitments (delayed-delivery) are commitments by a Portfolio to purchase or sell particular securities with payment and delivery to occur at a future date (perhaps one or two months later). These transactions permit the Portfolios to lock in a price or yield on a security, regardless of future changes in interest rates.

When a Portfolio agrees to purchase securities on a when-issued or forward commitment basis, the Portfolio's custodian will segregate on the books of the Portfolio the liquid assets of the Portfolio. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to place additional assets in the separate account to ensure that the value of the account remains equal to the Portfolio's commitments. Because a Portfolio's liquidity and ability to manage its portfolio holdings might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the Investment Managers expect that commitments to purchase when-issued securities and forward commitments will not exceed 10% of the value of a Portfolio's total assets absent unusual market conditions.

A Portfolio will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases the Portfolio may realize a capital gain or loss for Federal income tax purposes.

When a Portfolio engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of a Portfolio starting on the day the Portfolio agrees to purchase the securities, A Portfolio does not earn interest on the securities it has committed to purchase until the securities are paid for and delivered on the settlement date.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL RESTRICTIONS

In addition to the investment restrictions stated in the Prospectus, the investment restrictions listed below have been adopted as fundamental policies of each Fund and may not be changed without the vote of a majority of the outstanding voting securities of that Fund.

The Funds may not:


1. The Funds may not issue senior securities as defined in the 1940 Act or borrow money, except that a Fund may borrow from banks for temporary or emergency purposes (but not for investment), in an amount up to 10% of the value of its total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing was made. While any such borrowings exist for a Fund, it will not purchase securities. (However, a Fund which is authorized to do so by its investment policies may lend securities, enter into repurchase agreements without limit and reverse repurchase agreements in an amount not exceeding 10% of its total assets, purchase securities on a when-issued or delayed delivery basis and enter into forward foreign currency contracts.)

2. Purchase a security, other than Government Securities, if as a result of such purchase more than 5% of the value of the Fund's assets would be invested in the securities of any one issuer, or the Fund would own more than 10% of the voting securities, or of any class of securities, of any one issuer. For purposes of this restriction, all outstanding indebtedness of an issuer is deemed to be a single class except that all of the investable assets of a Fund may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.

3. Purchase a security, other than Government Securities, if as a result of such purchase 25% or more of the value of the Fund's total assets would be invested in the securities of issuers in any one industry except that all of the investable assets of a Fund may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.

4. Purchase the securities (other than Government Securities) of an issuer having a record, together with predecessors, of less than three years' continuous operations, if as a result of such purchase more than 5% of the value of the Fund's total assets would be invested in such securities except that this shall not prohibit a Fund from investing all of its investable assets in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.

5. Make short sales of securities or purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of securities.

6. Engage in the underwriting of securities except insofar as a Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a security and except that all of the investable assets of a Fund may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.

7. Purchase or sell real estate or interests therein, or purchase oil, gas or other mineral leases, rights or royalty contracts or development programs, except that a Fund may invest in the securities of issuers engaged in the foregoing activities and may invest in securities secured by real estate or interests therein.

8. Make loans of money or securities, except through the purchase of permitted investments (including repurchase and reverse repurchase agreements) and through the loan of securities (in an amount not exceeding one-third of total assets) by any Fund.

9. Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options on such contracts and may enter into forward foreign currency contracts and engage in the purchase and sale of foreign currency options and futures.

10. Invest more than 5% of the value of a Fund's total assets in warrants, including not more than 2% of such assets in warrants not listed on a U.S. stock exchange. (Rights and warrants attached to, received in exchange for, or as a distribution on, other securities are not subject to this restriction.)

11. Pledge, hypothecate, mortgage or otherwise encumber its assets, except as necessary to secure permitted borrowings. (Collateral arrangements and initial margin with respect to permitted options on securities, financial futures contracts and related options, and arrangements incident to other permitted practices, are not deemed to be subject to this restriction.)

NON-FUNDAMENTAL RESTRICTIONS


The Funds have also adopted the following additional investment restrictions. These restrictions are not fundamental and may be changed by the Fund's board of directors (the "Board of Directors") without shareholder approval.


1. The Funds may not purchase the securities of any issuer, if as a result of such purchase more than 10% of the value of the Fund's total assets would be invested in securities that are illiquid. (As a matter of non-fundamental policy, repurchase agreements maturing in more than seven days, certain time deposits and over-the-counter options are considered to be illiquid.)


2. The Funds may not invest for the purpose of exercising control or management of another company except that all the investable assets of a Fund may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.

3. Each Fund will invest, under normal circumstances, at least 80% of the value of its assets in a particular type of investment that is suggested by the Fund's name and will notify its shareholders at least 60 days prior to any change in such policy.

4. Each Fund shall not purchase the stock or bonds of companies identified by the American Medical Association Coalition of Tobacco-Free Investments (the "AMA") as engaged in growing, processing or otherwise handling tobacco. If a Fund holds any such securities of an issuer which is subsequently identified by the AMA as engaged in such activities, the securities will be sold within a reasonable time period, consistent with prudent investment practice.

For purposes of these investment restrictions and other limitations, all percentage limitations apply at the time of a purchase or other transaction. Any subsequent change in a percentage resulting from market fluctuations or other changes in the amount of total assets does not require the sale or disposition of an investment or any other action.

The fundamental and non-fundamental investment restrictions of each Portfolio follow:

FUNDAMENTAL RESTRICTIONS

The investment restrictions listed below have been adopted as fundamental policies of each Portfolio, and may not be changed without a majority of the outstanding voting securities of that Portfolio.

No Portfolio may:

1. INDUSTRY CONCENTRATION. No Portfolio will purchase a security, other than Government Securities, if as a result of such purchase 25% or more of the value of the Portfolio's total assets would be invested in the securities of issuers in any one industry. Notwithstanding anything herein to the contrary, to the extent permitted by the Investment Company Act of 1940, each Portfolio may invest in one or more investment companies; provided that, except to the extent the Portfolio invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Portfolio treats the assets of the investment companies in which it invests as its own for purposes of this policy.

2. DIVERSIFICATION. No Portfolio will purchase any security, other than Government Securities or securities of a registered investment company that relies on Rule 2a-7 under the 1940 Act or that has the same investment objective and substantially similar investment policies, if as a result of such purchase more than 5% of the value of the Portfolio's assets would be invested in the securities of any one issuer, or the Portfolio would own more than 10% of the voting securities, or of any class of securities, of any one issuer. For purposes of this restriction, all outstanding indebtedness of an issuer is deemed to be a single class.

3. INTERESTS IN REAL ESTATE. No Portfolio will purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate).

4. UNDERWRITING. No Portfolio may engage in the underwriting of securities except insofar as the Portfolio may be deemed an underwriter under the Securities Act of 1933 in disposing of a security and except that the Portfolio may invest in another registered investment company that relies on Rule 2a-7 under the 1940 Act or that has the same investment objective and substantially similar investment policies.

5. BORROWING. No Portfolio will borrow money, except that, for temporary purposes: (a) the Portfolio may borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; (b) the Portfolio may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; and (c) the Portfolio may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. No Portfolio will make any additional investment while it has borrowings in excess of 5% of its total assets.

6. LENDING. No Portfolio will lend any security or make any other loan, except through: (a) the purchase of debt obligations in accordance with the Portfolio's investment objective or objectives and policies; (b) repurchase agreements with banks, brokers, dealers, and other financial institutions; (c) participation in an interfund lending program among funds having a common investment adviser or distributor to the extent permitted by applicable law or by exemptive order of the Securities and Exchange Commission and (d) loans of securities as permitted by applicable law.

7. COMMODITIES. No Portfolio will purchase or sell commodities or commodity contracts, except that a Portfolio may purchase and sell financial futures contracts and options on such contracts and may enter into forward foreign currency contracts and engage in the purchase and sale of foreign currency options and futures.

8. SENIOR SECURITIES. No Portfolio will issue senior securities except to the extent the activities permitted in Fundamental Restriction No. 5 may be deemed to give rise to a senior security.

9. SECURITIES OF REGISTERED INVESTMENT COMPANIES. As a matter of fundamental policy, none of the foregoing investment policies or restrictions of the Portfolios shall prohibit a Portfolio from investing all or substantially all of its assets in the shares of one or more registered open-end investment company having the same investment objective and substantially similar investment policies.

NON-FUNDAMENTAL RESTRICTIONS

The Portfolios have also adopted the following additional investment restrictions. These restrictions are not fundamental and may be changed by the Trust's Board of Trustees without shareholder approval.

1. MARGIN PURCHASES. No Portfolio may purchase any securities on margin or sell securities short. Each Portfolio may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities.

2. PLEDGING ASSETS. No Portfolio may mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by such Portfolio except as may be necessary in connection with borrowings mentioned in fundamental restriction number 5 above, and then such mortgaging, pledging or hypothecating may not exceed one-third of the Portfolio's total assets, taken at market value at the time thereof.

3. ILLIQUID SECURITIES. No Portfolio will invest in illiquid securities, including certain repurchase agreements, reverse repurchase agreements or time deposits maturing in more than seven days, if, as a result thereof, more than 15% of the value of its net assets would be invested in assets that are either illiquid.

4. FUND NAME. Each Portfolio has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in a particular type of investment that is suggested by the Portfolio's name and will notify its shareholders at least 60 days prior to any change in such policy.

5. INVESTMENT IN ANOTHER INVESTMENT COMPANY. Each Portfolio shall not acquire any securities of a registered open-end investment company or registered unit investment trust that relies on Section 12(d)(1)(F) or
        Section 12(d)(1)(G) of the Investment Company Act of 1940.

For purposes of these investment restrictions and other limitations, all percentage limitations apply at the time of a purchase or other transaction. Any subsequent change in a percentage resulting from market fluctuations or other changes in the amount of total assets does not require the sale or disposition of an investment or any other action.

                             DIRECTORS AND OFFICERS

The Board of Directors has overall responsibility for the Funds' operations. The directors and officers of the Funds, their dates of birth, addresses and principal business occupations during the last five years are shown below.


    NAME, DATE OF BIRTH AND                POSITION(S) HELD WITH THE                PRINCIPAL OCCUPATION(S)
           ADDRESS                                   FUNDS                         DURING THE PAST FIVE YEARS
Anthony J. Burke, *                      Director                               President, American Hospital
4/10/65                                                                         Association Financial Solutions,
One North Franklin                                                              Inc. (since 1997); formerly, Marketing
Chicago, Illinois  60606                                                        Development Director (1997 to 1998)
                                                                                of AHA Insurance Resources Inc.;
                                                                                prior thereto, President of A. Burke
                                                                                & Associates (a marketing consulting
                                                                                firm).


                                       17

    NAME, DATE OF BIRTH AND                POSITION(S) HELD WITH THE                PRINCIPAL OCCUPATION(S)
           ADDRESS                                   FUNDS                         DURING THE PAST FIVE YEARS
Frank A. Ehmann, 12/23/33                Director                               Retired; Director, SPX Corp.;
864 Bryant Avenue                                                               Director, American Healthways
Winnetka, Illinois  60093                                                       (since 1989); Director, Genderm
                                                                                Corp. (1997-2000); formerly Director
                                                                                and President, United Stationers.

Richard John Evans,*                     Director                               Chief Financial Officer, American
6/27/52                                                                         Hospital Association (since Dec.
One North Franklin                                                              1999); formerly Vice
Chicago, Illinois  60606                                                        President/Finance, American Hospital
                                                                                Association (1995-1999).

James A. Henderson,                      Vice President                         Vice President, Corporate Counsel
12/2/41                                                                         and Assistant Secretary, American
190 South LaSalle Street,                                                       Hospital Association (since 1984);
Suite 2800                                                                      Secretary, AHA Financial Solutions,
Chicago, Illinois  60603                                                        Inc. (since 1995); Secretary,
                                                                                Heath Forum, Inc. (since 1988).

James B. Lee,                            Treasurer                              Director of Operations, Christian
4/4/62                                                                          Brothers Investment Services (since
190 South LaSalle Street,                                                       1999); formerly Program
Suite 2800                                                                      Administrator, Hewitt Associates LLC
Chicago, Illinois  60603                                                        (1990-1999).

Douglas D. Peabody, **                   Director, President                    Managing Director, CCM Advisors,
4/7/63                                                                          LLC (since Jan. 2001); Managing
190 South LaSalle Street,                                                       Director, Convergent Capital
Suite 2800                                                                      Management, Inc. (since 1999);
Chicago, Illinois  60603                                                        Trustee, CCM Advisors Funds (since 2001);
                                                                                formerly Principal, Eager Manager
                                                                                Advisory Services, (1991 to 1999).

    NAME, DATE OF BIRTH AND                POSITION(S) HELD WITH THE                PRINCIPAL OCCUPATION(S)
           ADDRESS                                   FUNDS                         DURING THE PAST FIVE YEARS
John D. Oliverio,                        Director                               Chief Executive Officer, President
11/14/52                                                                        and Director, Wheaton Franciscan
26 West 171 Roosevelt Road                                                      Services Inc. (since Feb. 1984);
Wheaton, Illinois 60189                                                         a Director of the following: Hewitt
                                                                                Series Trust (since 1998); Affinity
                                                                                Health Systems (since 1995); Covenant
                                                                                Health Care System (since 1989); All
                                                                                Saints Health System (since 1992);
                                                                                Franciscan Ministries, Inc. (since 1998);
                                                                                United Health System (since 1998).

Timothy G. Solberg, **                   Director and Secretary                 Managing Director, CCM Advisors
5/1/53                                                                          (since 2001); formerly Director of
190 South LaSalle Street,                                                       Marketing and Client Services,
Suite 2800                                                                      Hewitt Investment Group, a Division
Chicago, Illinois  60603                                                        of Hewitt Associates LLC.

Thomas J. Tucker,                        Director                               Retired; Trustee, Christus Health
1/3/32                                                                          Pension (since Dec. 1999);
8 Rock Creek                                                                    formerly Vice President, Incarnate
Corpus Christi, Texas  78412                                                    Word Health Services and related
                                                                                organizations.

John L. Yoder,                           Director                               Vice President, Princeton Insurance
5/19/31                                                                         Co. (since 1995).
19 Tankard
Washington Crossing,
Pennsylvania 18977


*    Director who is affiliated with AHA.
**   Director who is an "interested person" of the Fund as defined by the 1940
     Act.

Directors, other than those who are affiliated with CCM Advisors, LLC ("CCM Advisors"), the Fund's investment consultant, an Investment Manager or the Funds' distributor, receive $1,000 for each quarterly meeting of the Board of Directors attended and $500 for each special meeting of the Board of Directors attended and for any committee meeting (not held on the date of a quarterly Board of Directors meeting) attended, plus reimbursement of related expenses.


Each of the directors who are not "interested persons" (as defined by the 1940 Act) of the Funds serve as a member of the Board of Directors' Audit Committee and Governance Committee. Messrs. Peabody and Solberg are members of the Executive Committee. The Audit Committee makes recommendations to the Board of Directors regarding the selection of auditors and confers with the auditors regarding the scope and results of the audit. The Governance Committee selects and nominates Directors who are not interested persons of the AHA Funds. The Executive Committee acts on behalf of the entire Board of Directors under circumstances when the Board of Directors as a whole will not be able to meet.


The Board of Directors met seven times and the Audit Committee met once during the fiscal year ended June 30, 2001 (the "last fiscal year"). Each current director attended at least 75% of the combined number of meetings of the Board of Directors and of committees of the Board of Directors on which he served that were held during the last fiscal year.

The following tables shows the compensation paid to those directors who are not "interested persons" of the Funds during the fiscal year ended June 30, 2001.

                                                     AGGREGATE
                                                   COMPENSATION
                                                       FROM
       NAME OF DIRECTOR                             REGISTRANT
       --------------------------------------     ---------------
       Frank A. Ehmann                               $6,000.00
       John D. Oliverio                              $6,000.00
       Thomas J. Tucker                              $6,000.00
       John L. Yoder                                 $6,000.00

                     CONTROL PERSONS/PRINCIPAL SHAREHOLDERS


As of October 31, 2001, Baptist Health Care Corporation, a Florida corporation, may be deemed to control the Balanced Fund by virtue of owning more than 25% of the outstanding shares of the Fund. Baptist Health Care Corporation owned of record and beneficially owned directly 53% of the outstanding shares of the Balanced Fund. This control relationship will continue to exist until such time as the above-described share ownership represents 25% or less of the outstanding shares of the Fund. Through the exercise of voting rights with respect to shares of the Portfolio the controlling person set forth above may be able to determine the outcome of shareholder voting on matters to which approval of shareholders is required.

The following persons were known by the Funds to own beneficially (with sole or shared voting or investment power) more than 5% of shares of one or more of the Funds or one or more of the Portfolios as of October 31, 2001:

                       LIMITED MATURITY FIXED INCOME FUND

                                                                                            PERCENTAGE OF TOTAL
SHAREHOLDER                                                   CLASS                         OUTSTANDING SHARES
-----------                                                   -----                         -------------------
Laughlin Memorial Hospital
1420 Tusculum Blvd.                                              I                                21.25%
Greenville, TN 37745

Lewistown Hospital
400 Highland Ave.                                                I                                20.91%
Lewistown, PA  17044

Sherman Hospital
934 Center St.                                                   I                                 7.02%
Elgin, IL  60120

Vail Valley Medical Center
181 W. Meadow Drive                                              I                                 8.22%
Vail, CO  81657

Trinity Medical Center
4000 Johnson Rd.                                                 I                                 7.42%
Steubenville, OH  43952

Victory Health Services
1324 N. Sheridan Rd.                                             I                                 5.20%
Waukegan, IL  60085

                         FULL MATURITY FIXED INCOME FUND

                                                                                            PERCENTAGE OF TOTAL
SHAREHOLDER                                                   CLASS                         OUTSTANDING SHARES
-----------                                                   -----                         -------------------
Baptist Health Care Corporation
1000 W. Moreno St.                                               I                                21.01%
Pensacola, FL  32522

                                                                                            PERCENTAGE OF TOTAL
SHAREHOLDER                                                   CLASS                         OUTSTANDING SHARES
-----------                                                   -----                         -------------------
Vail Valley Medical Center
181 W. Meadow Drive                                              I                                21.13%
Vail, CO  81657

Lee Hospital
320 Main St.                                                     I                                17.97%
Johnstown, PA  15901

Lewistown Hospital
400 Highland Ave.                                                I                                11.31%
Lewistown, PA  17044

Dearborn County Hospital
600 Wilson Creek Rd.                                             I                                 7.91%
Lawrenceburg, IN  47025

Escambia County                                                  I                                 5.05%
P.O. Box 469
Brewton, AL  36427

                                  BALANCED FUND

                                                                                            PERCENTAGE OF TOTAL
SHAREHOLDER                                                   CLASS                         OUTSTANDING SHARES
-----------                                                   -----                         -------------------
Baptist Health Care Corporation
1000 W. Moreno St.                                               I                                52.94%
Pensacola, FL  32522

Lee Hospital
320 Main St.                                                     I                                23.66%
Johnstown, PA  15901

Kalispell Regional Med Center
325 Claremont St.                                                I                                18.48%
Kalispell, MT  59901

                                       22

                             DIVERSIFIED EQUITY FUND

                                                                                            PERCENTAGE OF TOTAL
SHAREHOLDER                                                   CLASS                         OUTSTANDING SHARES
-----------                                                   -----                         -------------------
Laughlin Memorial Hospital
1420 Tusculum Blvd.                                              I                                17.73%
Greeneville, TN  37745

Baptist Health Care Corporation
1000 W. Moreno St.                                               I                                14.41%
Pensacola, FL  32522

Lee Hospital
320 Main St.                                                     I                                10.56%
Johnstown, PA  15901

Grande Ronde
900 Sunset Dr.                                                   I                                 9.80%
LaGrande, OR  97850

Lewistown Hospital
400 Highland Ave.                                                I                                 8.02%
Lewistown, PA  17044

Flathead Health Center, Inc.
325 Claremont St.                                                I                                 5.18%
Kalispell, MT 59901


At October 15, 2001, the officers and directors of AHA Funds as a group owned less than 1% of the outstanding shares of each Fund.


                              INVESTMENT MANAGEMENT

CCM Advisors, LLC

CCM Advisors is a majority-owned subsidiary of Convergent Capital Management Inc. The duties and responsibilities of CCM Advisors are specified in an Investment Advisory Agreement on behalf of each Portfolio between the Master Fund and CCM Advisors. The Investment Advisory Agreements were initially approved by the Board of Trustees of the Master Trust and subsequently were approved by the sole shareholder of each Portfolio. The Investment Advisory Agreements are not assignable and may be terminated without penalty upon 60 days written notice at the option of the Master Fund or CCM Advisors, or by a vote of shareholders. Each Investment Advisory Agreement provides that it shall continue in effect for two years and can thereafter be continued from year to year so long as such continuance is specifically approved annually
(a) by the Board of Trustees of the Master Fund or by a majority of the outstanding voting shares of the Portfolio and (b) by a majority vote of the Trustees who are not parties to the

Agreement, or interested persons of any such party, cast in person at a meeting held for that purpose.

CCM Advisors serves as the investment adviser for each Portfolio pursuant to an Investment Advisory Agreement. Under each Investment Advisory Agreement, and subject to the supervision of, and policies established by, the Master Fund's Board of Trustees, CCM Advisors determines the investment strategies, and supervises adherence by the Investment Manager to each Portfolio's investment policies and guidelines. CCM Advisors also recommends the appointment of additional or replacement investment managers to the Master Fund's Board of Trustees.

In return for its services, each Portfolio pays a management fee to CCM Advisors for serving as its investment adviser. The fee is determined as a percentage of average daily net assets and is accrued daily and paid monthly. The following chart shows the investment advisory fees paid by each Portfolio to CCM Advisors:



              Limited Maturity Fixed Income Master Portfolio       0.50%
              Full Maturity Fixed Income Master Portfolio          0.50%
              Balanced Master Portfolio                            0.75%
              Diversified Equity Master Portfolio                  0.75%
              U.S. Growth Equity Portfolio                         0.75%
              International Core Equity Portfolio                  1.00%

Except for those expenses that CCM Advisors assumes, including those noted above, the Funds pay for all of their own expenses.

CCM Advisors has contractually agreed to reimburse each Fund for all ordinary operating expenses exceeding the following expense ratios:

                                                            EXPENSE LEVEL
                                                (AS A % OF AVERAGE DAILY NET ASSETS)
                                                ------------------------------------
                                                                               INSTITUTIONAL
FUND                                     CLASS A            CLASS I           SERVICING CLASS
----                                     -------            -------           ---------------
Limited Maturity                          1.50%               1.00%                 1.50%
Full Maturity                             1.50%               1.00%                 1.50%
Balanced                                  2.00%               1.50%                 2.00%
Diversified Equity                        1.75%               1.25%                 1.75%
U.S. Growth Equity                        1.95%               1.75%                 1.95%
International Core Equity                 2.00%               2.00%                 2.00%




This agreement is expected to continue until June 30, 2002. For any fiscal year of the Funds in which the Expense Ratio of the Fund would otherwise be less than the lowest Expense Cap applicable to that class in effect since the beginning of the preceding three fiscal years of the Fund, the Fund will pay to CCM Advisors any amount so reimbursed by CCM Advisors during such preceding three years and not previously paid by the Fund to CCM Advisors, except to the extent that such payment would cause the Expense Ratio of the class for the fiscal year to exceed such lowest Expense Cap.

CCM Advisors is responsible for payment of all expenses it may incur in performing the services described. These expenses include costs incurred in providing investment advisory services, compensating and furnishing office space for officers and employees of CCM Advisors, and the payment of any fees to interested Trustees of the Master Fund. CCM Advisors provides all executive, administrative, clerical and other personnel necessary to operate the Master Fund and pays the salaries and other employment related costs of employing those persons. CCM Advisors furnishes the Master Fund with office space, facilities and equipment and pays the day-to-day expenses related to the operation and maintenance of such office space facilities and equipment. All other expenses incurred in the organization of the Master Fund or of any new series of the Master Fund, including legal and accounting expenses and costs of the initial registration of securities of the Master Fund under federal and state securities laws, are also paid by CCM Advisors.

The Investment Advisory Agreement provides that the Master Fund is responsible for payment of all expenses it may incur in its operation and all of its general administrative expenses except those expressly assumed by CCM Advisors as described in the preceding paragraph. These include (by way of description and not of limitation), any share redemption expenses, expenses of portfolio transactions, shareholder servicing costs, pricing costs (including the daily calculation of net asset value), interest on borrowings by the Master Fund, charges of the custodian and transfer agent, cost of auditing services, non-interested Trustees' fees, legal expenses, all taxes and fees, investment advisory fees, certain insurance premiums, cost of maintenance of corporate existence, investor services (including allocable personnel and telephone expenses), costs of printing and mailing updated Master Fund prospectuses to shareholders, costs of preparing, printing, and mailing proxy statements and shareholder reports to shareholders, the cost of paying dividends, capital gains distribution, costs of Trustee and shareholder meetings, dues to trade organizations, and any extraordinary expenses, including litigation costs in legal actions involving the Master Fund, or costs related to indemnification of Trustees, officers and employees of the Master Fund.

The Investment Advisory Agreement also provides that CCM Advisors shall not be liable to the Master Fund or to any shareholder or contract owner for any error of judgment or mistake of law or for any loss suffered by the Master Fund or by any shareholder in connection with matters to which such Agreement relates, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of CCM Advisors in the performance of its duties thereunder.

CCM Advisors previously served as the Funds' investment consultant pursuant to a Corporate Management Agreement dated as of March 1, 2001 (the "Management Agreement"). CCM Advisors assumed investment advisory responsibilities for the Funds upon the consummation of a purchase by CCM Advisors of certain assets from Hewitt Associates LLC, the Funds' previous investment consultant.

On February 28, 2001 the shareholders of the Limited Maturity Fixed Income Fund, Full Maturity Fixed Income Fund, Balanced Fund and Diversified Equity Fund authorized the Funds to invest their assets in the Portfolios. Pursuant to investment subadvisory agreements (the Subadvisory Agreements), and subject to the supervision of the Master Fund's Board of Trustees, CCM Advisors has engaged the Investment Managers to manage the investments of each Portfolio.


THE INVESTMENT MANAGERS


The assets of each multi-manager Portfolio are divided into segments and CCM Advisors is responsible for allocating the assets among the Investment Managers in accordance with their specific investment styles. CCM Advisors pays the fees of the Investment Managers for the services they render pursuant to the Subadvisory Agreements. The Investment Manager(s) manage the investments of each Portfolio, determining which securities or other investments to buy and sell for the Portfolio, selecting the brokers and dealers to effect the transactions, and negotiating commissions. In placing orders for securities transactions, the Investment Managers seek to obtain a combination of the most favorable price and efficient execution available.

Under an exemptive order from the Securities and Exchange Commission, CCM Advisors is permitted to enter into and materially amend subadvisory agreements with Investment Managers that are not affiliated with CCM Advisors without such agreements first being approved by the shareholders of a Portfolio and a Fund. The exemptive order also permits each Fund and each Portfolio to disclose: (a) the aggregate fees paid to CCM Advisors and any affiliated Investment Manager and (b) aggregate fees paid to unaffiliated Investment Managers. If a Portfolio employs an Investment Manager affiliated with CCM Advisors, the Portfolio and the corresponding Fund will provide separate disclosure of any fees paid to that Investment Manager. In addition, it is a condition of the exemptive order that within 90 days of hiring of any new Investment Manager that is unaffiliated with CCM Advisors, CCM Advisors will furnish shareholders of the Portfolio and the Fund with an information statement about the new Investment Manager and subadvisory agreement. Any changes to the Investment Advisory Contract between the Master Fund and CCM Advisors will still require shareholder approval.

The Investment Managers may also serve as managers or advisers to other investment companies and other clients, including clients of CCM Advisors.

The following organizations presently serve as Investment Managers of the Portfolios pursuant to Subadvisory Agreements, and manage the Portfolios indicated:



PORTFOLIO                                                      INVESTMENT MANAGER(S)
---------                                                      ---------------------
Limited Maturity Fixed Income Master Portfolio                 The Patterson Capital Corporation
Full Maturity Fixed Income Master Portfolio                    Baird Advisors
                                                               Western Asset Management Company
Balanced Master Portfolio                                      Cambiar Investors, Inc.
                                                               Western Asset Management Company
                                                               Freeman Associates Investment Management LLC


                                       26

PORTFOLIO                                                      INVESTMENT MANAGER(S)
---------                                                      ---------------------
Diversified Equity Master Portfolio                            Freeman Associates Investment Management LLC
                                                               Cambiar Investors, Inc.
U.S. Growth Equity Portfolio                                   KCM Investment Advisors
International Core Equity Portfolio                            Pyrford International PLC




CCM Advisors pays each Investment Manager a fee for its services. The fee is determined as a percentage of average daily net assets and is accrued daily and paid monthly. The following chart shows the fees CCM Advisors paid on behalf of each Portfolio for the last three fiscal years ended June 30. Information is not presented for the U.S. Growth Equity Master Portfolio and International Core Equity Master Portfolio because these portfolios have not yet commenced operations.



PORTFOLIO                                          6/30/01     6/30/00      6/30/99

Limited Maturity Fixed Income Master Portfolio      $93,551    $121,430     $152,968
Full Maturity Fixed Income Master Portfolio         $95,151    $131,683     $132,795
Balanced Master Portfolio                           $80,455    $121,177     $139,369
Diversified Equity Master Portfolio                $272,132    $319,365     $268,850


Detailed information regarding each of the Investment Managers is contained in the Funds' Prospectus under "Investment Managers" and is incorporated herein by reference.


The subadvisory agreements were approved for each Portfolio by the Board of Trustees of the Master Fund and subsequently were approved by the sole shareholder of each Portfolio. The subadvisory agreements are not assignable and may be terminated without penalty upon 60 days written notice at the option of CCM Advisors or the Investment Manager, or by the Board of Trustees of the Master Fund or by a vote of a majority of the outstanding shares of the Portfolio. The subadvisory agreement provides that it shall continue in effect for two years and can thereafter be continued for a Portfolio from year to year so long as such continuance is specifically approved annually
(a) by the Board of Trustees of the Master Fund or by a majority of the outstanding shares of the Portfolio and (b) by a majority vote of the Trustees who are not parties to the agreement, or interested persons of any such party, cast in person at a meeting held for that purpose.

CCM Advisors has certain responsibilities regarding the supervision of the Investment Managers (SEE "THE INVESTMENT ADVISER," ABOVE); however, neither CCM Advisors nor the Portfolios' officers or directors evaluate the investment merits of investment selections or decisions made by the Investment Managers. The Investment Managers and their affiliated brokers may be authorized to execute brokerage transactions for the Portfolios and receive commissions for their services. SEE "PORTFOLIO TRANSACTIONS."

                                   DISTRIBUTOR


Quasar Distributors, LLC. ("Quasar") serves as the principal underwriter for the Funds pursuant to a distribution agreement initially approved by the Board of Directors (the "Distribution Agreement"). Quasar is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. ("NASD"). Shares of the Funds will be continuously offered.

Quasar bears all the expenses of providing services pursuant to the Distribution Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes as well as any advertising or sales literature. Each Fund bears the expenses of registering its shares with the Commission and paying the fees required to be paid by state regulatory authorities. The Distribution Agreement continues in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by vote of a majority of the Board of Directors, including a majority of the Directors who are not parties to the Distribution Agreement or interested persons of any such party, (as the term interested person is defined in the 1940 Act); or
(ii) by the vote of a majority of the outstanding voting securities of each Fund. Quasar is not obligated to sell any specific amount of shares of any Fund.


Quasar's business and mailing address is 615 East Michigan Street, Milwaukee, Wisconsin 53202. Quasar was organized as a limited liability company in the state of Delaware and is a wholly-owned subsidiary of Firstar Corporation.

                   DISTRIBUTION AND SHAREHOLDER SERVICE PLANS

The Funds have adopted a separate distribution plan for Class A Shares and Institutional Servicing Class shares under Section 12(b) of the 1940 Act and Rule 12b-1 promulgated thereunder ("Rule 12b-1") that provides for distribution fees to Quasar up to 0.25% per annum of the average daily net asset values of the shares, respectively, for activities intended to result in the sale of Fund shares. The Funds also have the ability to enter into shareholder servicing agreements with unaffiliated entities to provide shareholder services to the Institutional Servicing Class shareholders.

DISTRIBUTION PLANS

The Distribution Plans under Rule 12b-1 compensates Quasar for its sales and distribution activities related to the Funds' Class A and Institutional Servicing Class Shares. The Plan covers certain expenses of Quasar and fees paid by Quasar to related and unrelated entities for marketing and distribution services, including but not limited to: (a) the payment of initial and ongoing commissions and other payments to registered representatives or others who sell Class A and Institutional Servicing Shares; (b) compensation to Quasar's employees; (c) expenses related to the printing and mailing or other dissemination of prospectuses and statements of additional information and the costs of preparation, printing and mailing of reports used for sales literature; and (d) related expenses advertisements and other distribution-related expenses. Compensation may be spent by Quasar, its affiliates and other organizations on any activities or expenses related to the distribution and marketing of the Shares. The Distribution Plans also require that Quasar furnish to the Board of Directors, and the Board of Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor).

The Distribution Plans have each been adopted by a majority of the Board of Directors, including a majority of the non-interested directors. Each Distribution Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the directors and the independent directors. Agreements related to the Distribution Plans must also be approved by such vote. Each Distribution Plan will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by vote of a majority of the outstanding shareholders of a Fund. No Distribution Plan may be amended to increase materially the amounts payable to Quasar without the approval of a majority of the outstanding shareholders of the Fund, and no material amendment to a Distribution Plan may be made except by a majority of both the directors of the Funds and the independent directors.

SHAREHOLDER SERVICING PLAN

The Funds can compensate unaffiliated entities (an "Agent") under a Shareholder Servicing Agreement for maintenance and personal service provided to Institutional Servicing Class shareholders that are customers of the Agent. The Funds shall pay Agents a fee, computed daily and paid monthly, at an annual rate of (i) 0.20% of the average daily net asset value for shares of each of Diversified Equity Fund, U.S. Growth Equity Fund, International Core Equity Fund and the equity portion of the Balanced Fund held of record by the Agent from time to time on behalf of the Agent's customers and (ii) 0.10% of the average daily net asset value for shares of the Limited Maturity Fixed Income Fund, Full Maturity Fixed Income Fund and the fixed income portion of Balanced Fund held of record by the Agent from time to time on behalf of the Agent's customers. Servicing activities provided by Agents may include, among other things, one or more of the following: (i) establishing and maintaining shareholder accounts and records; (ii) processing purchase and redemption transactions; (iii) answering customer inquiries; (iv) assisting customers in changing dividend options, account designations and addresses; (v) performing sub-accounting; (vi) investing customer cash account balances automatically in Fund shares; (vii) providing periodic statements showing a customer's account balance and integrating such statements with those of other transactions and balances in the customer's other accounts Serviced by the Servicing agent; and (viii) arranging for bank wires to the extent that the Agents are permitted by applicable statute, rule or regulation.

                                 CODE OF ETHICS


The Funds, CCM Advisors and each of the Investment Managers have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act (each, a "Code of Ethics") which govern personal securities trading by directors and officers of the Funds and the Portfolios and the personnel of CCM Advisors and the Investment Managers who provide services or obtain current information regarding investment activities, as well as certain other personnel. The Codes of Ethics generally permit such personnel to purchase and sell securities, including securities which are purchased, sold or held by the Portfolios or the Funds, but only subject to certain conditions designed to ensure that purchase and sale for such persons' accounts do not adversely affect the Funds' investment activities.

                             PORTFOLIO TRANSACTIONS


Subject to the general supervision of the Master Fund's Board of Trustees and CCM Advisors, Investment Managers are responsible for decisions to buy and sell securities, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with non-affiliated dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. Certain money market instruments may be purchased directly from an issuer, in which case no commission or discounts are paid. The Portfolios anticipate that transactions involving foreign securities will be effected primarily on principal stock exchanges for such securities. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign stock exchanges and brokers than in the United States.

The Investment Managers currently serve as investment advisers to a number of clients, including other investment companies, and may in the future act as investment advisers to others. It is the practice of each of the Investment Managers to cause purchase and sale transactions to be allocated among the Portfolios and others whose assets it manages in such manner as it deems equitable. In making such allocations, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolios and the other client accounts. This procedure may, under certain circumstances, have an adverse effect on the Portfolios.

Securities held by the Portfolios may also be held by separate accounts or mutual funds for which the Investment Managers act as an investment adviser, some of which may be affiliated with the Investment Managers. Because of different investment objectives, cash flows or other factors, a particular security may be bought by an Investment Manager for one or more of its clients, when one or more other clients are selling the same security. Pursuant to procedures adopted by the Board of Trustees, the Investment Managers may cause a Portfolio to buy or sell a security from another mutual fund or another account. Any such transaction would be executed at a price determined in accordance with those procedures and without sales commissions. Transactions executed pursuant to such procedures are reviewed by the Board of Trustees quarterly.

The policy of the Master Fund regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Master Fund's policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Board of Trustees of the Master Fund believe that a requirement always to seek the lowest commission cost could impede effective management and preclude the Portfolios, the Funds and the Investment Managers from obtaining high quality brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Managers rely on their experience and knowledge regarding commissions generally charged by various brokers and on their judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

In seeking to implement the Master Fund's policies, the Investment Managers effect transactions with those brokers and dealers whom they believe provide the most favorable prices and which are capable of providing efficient executions. If the Investment Managers believe such price and execution are obtainable from more than one broker or dealer, they may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Portfolios or the Investment Managers. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Managers from brokers and dealers may be of benefit in the management of accounts of other clients and may not in all cases benefit the Portfolios directly. While such services are useful and important in supplementing their own research and facilities, the Investment Managers believe the value of such services is not determinable and does not significantly reduce their expenses.

Consistent with the policies described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Investment Managers or their affiliates which are registered brokers. In order for such transactions to be effected, the commissions, fees or other remuneration received by the broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow an Investment Manager or its affiliate to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. In approving the use of an affiliated broker, the Board of Trustees of the Portfolios including a majority of the Independent Trustees has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid are consistent with the foregoing standard.

Brokerage commissions paid by the Funds (prior to conversion into feeder funds) for the last three fiscal years ending June 30, were:

                    LIMITED                                                  DIVERSIFIED
                   MATURITY         FULL MATURITY          BALANCED             EQUITY
    2001              -                   -                 $85,971           $349,344
    2000              -                   -                 $63,031           $122,214
    1999              -                   -                 $85,615           $156,945

Historical data regarding commissions paid for the U.S. Growth Equity Fund and International Core Equity Fund is not available as the Funds have not yet commenced operations.

Brokerage commissions allocated for research services during the fiscal year ended June 30, 2001 were $9,299 by the Balanced Fund (prior to conversion into feeder funds) (in transactions having an aggregate value of $7,899,205 and $22,309 by the Diversified Equity Fund (in transactions having an aggregate value of $24,368,001.

During the fiscal year ended June 30, 2001, the Funds held securities of Bear Stearns Companies, Inc. ("Bear Stearns"); Chase Manhattan; Fleet Boston Financial Corporation; Heller Financial; J.P. Morgan Chase & Company ("J.P. Morgan"); John Hancock Financial Services; Lehman Brothers Incorporated ("Lehman Brothers"); Merrill Lynch & Company ("Merrill Lynch"); PNC Financial; Salomon Brothers; and Wells Fargo Company ("Wells Fargo") which are companies which may be deemed to be the Fund's "regular brokers or dealers," as defined by Rule 10b-1 under the 1940 Act, or the parents of such brokers or dealers.

Aggregate holdings, as of June 30, 2001, were as follows:

                                   BROKER/DEALER                         MARKET VALUE
                         Bear Stearns                                    $   996,451
                         Chase Manhattan                                 $    31,443
                         Fleet Boston Financial Corporation              $ 1,668,371
                         Heller Financial                                $   173,163
                         J.P. Morgan                                     $   237,745
                         John Hancock Financial Services                 $    23,829
                         Lehman Brothers Inc.                            $ 1,157,320
                         Merrill Lynch                                   $   906,911
                         PNC Financial                                   $    27,111

                                   BROKER/DEALER                         MARKET VALUE
                         Solomon Brothers                                $   199,850
                         Wells Fargo                                     $ 1,170,884

                               PORTFOLIO TURNOVER


There are no fixed limitations regarding portfolio turnover. Although the Portfolios generally do not trade for short-term profits, securities may be sold without regard to the time they have been held when investment considerations warrant such action. As a result, under certain market conditions, the turnover rate for a particular Portfolio will be higher than that of other investment companies and portfolios with similar investment objectives. It is estimated that the portfolio turnover rates of the Limited Maturity Fixed Income Master Portfolio, the
Full Maturity Fixed Income Master Portfolio will not exceed 350%. The turnover rates of these Portfolios reflect the effect of their policies to alter their maturity structures in response to market conditions. It is estimated that the turnover rate for the fixed income segment of the Balanced Master Portfolio will not exceed 200%, and that the portfolio turnover rate of the equity segment of the Balanced Master Portfolio and the Diversified Equity Master Portfolio will not exceed 150%. The Balanced Master Portfolio's assets may be shifted between fixed income and equity securities, but it is estimated that overall portfolio turnover rate of this Portfolio will not exceed 200%. It is estimated that the turnover rate for the U.S. Growth
Equity Portfolio and International Core Equity Portfolio will not exceed 150%.

Decisions to buy and sell securities are made by the Investment Managers for the assets assigned to them. Investment Managers make decisions to buy or sell securities independently from other Investment Managers. Thus, one Investment Manager may sell a security while another Investment Manager for the same Portfolio is purchasing the same security. In addition, when an Investment Manager's services are terminated, the new Investment Manager may restructure the Portfolio. These practices may result in higher portfolio turnover rates. Brokerage costs are commensurate with the rate of portfolio activity so that a Portfolio with higher turnover may incur higher brokerage costs.


                        DETERMINATION OF NET ASSET VALUE

The net asset value of the shares of each class of the Funds is determined by dividing each class's total net assets by the number of that class's outstanding shares. Each Fund that invests in a Portfolio will value its holdings (i.e., shares of a Portfolio) at their fair value, which will be based on the daily net asset value of the Portfolio. The net income of these Funds will be determined at the same time and on the same days as the net income of the Portfolios are determined, which would be the same time and days that each Fund uses for this purpose.


The value of the securities in the underlying Portfolios are determined based on the last sale price on the principal exchange on which the securities are traded as of the time of valuation. Absent any reported sale on the principal exchange at the time of valuation, the securities are valued at the last current sales price on a secondary exchange. In the absence of any sale on the valuation date, the securities are valued at the closing bid price. Securities traded only on over-the-counter markets generally are valued at closing over-the-counter bid prices. Securities that are primarily traded on foreign securities exchanges generally are valued at their closing values on the exchange. Bonds are valued at the mean of the last bid and asked prices. In the absence of readily available market quotations (or when, in the view of the Investment Manager, available market quotations do not accurately reflect a security's fair value), securities are valued at their fair value as determined by the Master Fund's Board of Trustees. Prices used for valuation of securities are provided by independent pricing services. Debt obligations with remaining maturities of 60 days or less generally are valued at amortized cost.

Net asset value is computed at the close of the regular trading session on the New York Stock Exchange ("NYSE") on each day the NYSE is open for business that is not bank holiday. The NYSE currently observes the following holidays: New Year's Day; Martin Luther King's Birthday (third Monday in January); Presidents' Day (third Monday in February); Good Friday

(Friday before Easter); Memorial Day (last Monday in May); Independence Day; Labor Day (first Monday in September); Thanksgiving Day (last Thursday in November); and Christmas Day.

Computation of NAV (and the sale and redemption of fund shares) may be suspended or postponed during any period when (a) trading on the NYSE is restricted, as determined by the Commission, or the NYSE is closed for other than customary weekend and holiday closings, (b) the Commission has by order permitted such suspension, or (c) an emergency, as determined by the Commission, exists making disposal of portfolio securities or valuation of the net assets of the Fund not reasonably practicable.


                             PERFORMANCE INFORMATION

From time to time the Funds may make available certain information about the performance of some or all classes of shares or some or all of the Funds or Portfolios.

TOTAL RETURN

From time to time the Funds may quote total return figures. "Total Return" for a period is the percentage change in value during the period of an investment in shares of a fund, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return for the period.

         Average Annual Total Return is computed as follows:

                                n
                  ERV = P(1 + T)

         Where:    "P"       =      a hypothetical initial investment of $1,000
                   "T"       =      average annual total return
                   "n"       =      number of years
                   "ERV"     =      ending redeemable value of the
                                    hypothetical $1,000 initial
                                    investment made at the beginning of
                                    the period, at the end of the period
                                    (or fractional portion thereof).

For example, the Total Return and Average Annual Total Return on a $1,000 investment in a Fund for Class I Shares for the period July 1, 2000 through June 30, 2001 was as follows:

           FUND                                                      TOTAL RETURN       AVERAGE ANNUAL TOTAL RETURN
Limited Maturity Fixed Income
         1 year                                                           9.17%                  9.17%
         5 year                                                          34.08%                  6.04%
         10 year                                                         77.26%                  6.03%


                                       34

           FUND                                                      TOTAL RETURN       AVERAGE ANNUAL TOTAL RETURN
Full Maturity Fixed Income
         1 year                                                          10.61%                   10.61%
         5 year                                                          40.47%                    7.03%
         10 year                                                        102.59%                    7.31%

Balanced
         1 year                                                           6.20%                    6.20%
         5 year                                                          79.77%                   12.45%
         10 year                                                        218.30%                   12.28%

Diversified Equity
         1 year                                                           1.17%                    1.17%
         5 year                                                         108.90%                   15.87%
         10 year                                                        355.67%                   15.86%

Total Return and Average Annual Total Return are calculated in the same way as for Class I Shares as for Class A and Institutional Servicing Class Shares. The performance of Class I Shares is expected to be different from the performance of Class A Shares because the Class A Shares impose sales charges and the overall expenses allocated to the classes are different. The performance of Class I Shares is expected to be different from the performance of the Institutional Servicing Class Shares because the Institutional Servicing Class may impose shareholder servicing fees. Because the expense ratio for Class I Shares is expected to be lower than Class A Shares and Institutional Servicing Class Shares, the Total Return and Average Annual Total Return of Class I Shares are expected to be greater than for Class A and Institutional Servicing Class Shares.

The returns shown above assume reinvestment of dividends and distributions. Past performance is not necessarily indicative of future results. The performance of a Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although information such as that shown above is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

YIELD

Quotations of yield for the Limited Maturity Fixed Income Master Portfolio and Full Maturity Fixed Income Master Portfolio are computed by dividing net investment income per share earned during the period of the quotation by net asset value per share on the last day of the period, according to the following formula:

                                                6
                            YIELD = 2 [(a-b + 1)  - 1]
                                        ---
                                        cd

         Where:   "a"   =   dividends and interest earned during the period
                  "b"   =   expenses accrued for the period (net of any
                            reimbursements)
                  "c"   =   the average daily number of shares outstanding
                            during the period that were entitled to receive
                            dividends
                  "d"   =   net asset value per share on the last day of the
                            period

The Fund's yields for Class I Shares for the one month period ended June 30, 2001 were as follows:

                       FUND                               YIELD
                       ----                               -----
              Limited Maturity Fixed Income             4.33%

              Full Maturity Fixed Income                4.51%

Class A and Institutional Servicing Class Shares also bear the expenses of distribution fees paid to Quasar. As a result, at any given time, net yield could be lower than the yield of the Class I Shares.

The yield of a Fund will vary from time to time depending on market conditions, the composition of the corresponding Portfolio's investment portfolio and the Funds' operating expenses allocated to that Fund or its classes of shares. These factors and possible differences in the methods used in calculating the yield should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to change in the value of a Fund's various classes of shares. These yields do not take into account any applicable sales charges.

In advertising and sales literature, the performance of a Fund may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, other accounts or investment vehicles managed by CCM Advisors, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes, averages or accounts differs from those of the Funds. A Fund's return may also be compared to the cost of living (measured by the Consumer Price Index) or the return of various categories of investments (as measured by Ibbotson Associates or others) over the same period. In addition to performance rankings, each Fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. Comparison of a Fund to an alternative investment should consider differences in features and expected performance.

The Funds may quote or reprint financial or business publications and periodicals, including model portfolios or allocations, as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and CCM Advisors' services and products.

CCM Advisors may provide information designed to clarify investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting. Materials may also include discussions of other products and services offered by CCM Advisors.

The Funds may quote various measures of the volatility and benchmark correlation of the Funds in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare a Fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, the Fund may also discuss or illustrate examples of interest rate sensitivity.

                       PURCHASES AND REDEMPTIONS OF SHARES

Purchases and redemptions are discussed in the prospectus under the headings "How to Buy Shares," and "How to Sell Shares." All of that information is incorporated herein by reference.

Shares of each Fund may be purchased or redeemed through certain financial services companies, some of which may charge a transaction fee. Each Fund may authorize from time to time certain financial services companies, broker-dealers or their designees ("authorized agents") to accept share purchase and redemption orders on its behalf. For purchase orders placed through an authorized agent, a shareholder will pay a Fund's NAV per share (SEE "NET ASSET VALUE," BELOW) next computed after the receipt by the authorized agent of such purchase order, plus any applicable sales charges and transaction charges imposed by the agent. For redemption orders placed through an authorized agent, a shareholder will receive redemption proceeds which reflect the NAV per share next computed after the receipt by the authorized agent of the redemption order, less any sales charges and redemption fees imposed by the agent.

In some instances, an authorized agent or other financial services company may not charge any transaction fees directly to investors in a Fund. However, for accounting and shareholder servicing services provided by such a company with respect to Fund shares held by that company for its customers, the company may charge a fee based on a percentage of the annual average value of those accounts.

Class I and Institutional Servicing Class shareholders are also eligible to participate in the American Hospital Association Investment Program (the "Program"), a service provided by CCM Advisors that offers participants individualized asset management consultation to assist in determining an appropriate investment program. SEE "THE PROGRAM."

                                     SHARES

The AHA Funds' presently authorized capital is 700,000,000 shares. Interests in the AHA Funds are represented by shares of common stock, $.01 par value, with interests in each of the Funds represented by a separate series of such stock. Under the AHA Funds' Articles of Incorporation, the Board of Directors may increase the authorized shares, establish additional series (with different investment objectives and fundamental policies), establish additional classes of the

Funds, and redesignate unissued shares among the series. Establishment of additional series will not alter the rights of the Funds' shareholders and additional classes within any series would be used to distinguish among the rights of different categories of shareholders.

Each share of each series represents an equal proportionate interest in the Fund represented by such shares, without any priority or preference over other shares of the same series. All consideration received for the sales of shares of a particular series, all assets in which such consideration is invested, and all income, earnings and profits derived therefrom is allocated and belongs to that series. As such, the interest of shareholders in a particular Fund is separate and distinct from the interest of shareholders of the other Funds, and shares of a Fund are entitled to dividends and distributions only out of the net income and gains, if any, of that Fund as declared by the Board of Directors.

Each share of a Fund class is entitled to participate pro rata in any dividends and other distributions declared by the Board of Directors with respect to that share class, and all shares of a Fund have proportionate rights in the event of liquidation of that Fund.

Each shareholder is entitled to a full vote for each full share held (and fractional votes for fractional shares) on any matter presented to shareholders. Shares of the Funds will vote separately as individual series when required by the 1940 Act or other applicable law or when the Board of Directors determines that the matter affects only the interests of one or more Funds, such as, for example, a proposal to approve an amendment to that Fund's Management Agreement, but shares of all Funds vote together, to the extent required by the 1940 Act, in the election or selection of directors and independent accountants.

Voting rights are not cumulative, which means that that the holders of more than 50% of the shares voting for the election of directors can, if they choose, elect all directors being elected, while the holders of the remaining shares would be unable to elect any directors.

Under Maryland law, the AHA Funds are not required and therefore does not intend to hold annual meetings of shareholders. However, the directors may call annual or special meetings of shareholders as may be required by the 1940 Act, Maryland law, or the Articles of Incorporation, or as they otherwise deem necessary or appropriate. In addition, the By-Laws of the AHA Funds contain procedures under which a director may be removed by the written declaration or vote of the holders of two-thirds of the AHA Funds' outstanding shares at a meeting called for that purpose upon the request of the shareholders whose interests represent 10% of the Fund's outstanding shares.

                                   THE PROGRAM

CCM Advisors has entered into an agreement with AHA and its wholly-owned subsidiary, AHA Financial Solutions, Inc. ("AHA-FSI"), which provides for the licensing of AHA's service marks to CCM Advisors and for AHA's sponsorship and endorsement of the Program (as described below). Pursuant to this agreement, AHA-FSI will provide certain additional services, including providing support for CCM Advisors' marketing of the Program and the Funds. CCM Advisors will pay licensing fees of $100,000 per year to AHA-FSI and a one-time start-up fee of $36,000. For marketing support, CCM Advisors will pay compensation on a quarterly basis to AHA-FSI at the following rates (as a percentage of the Funds' average daily net assets for the quarter):
0.0125% if net assets of the Funds are below $330 million; 0.01875% if net assets of the Funds are between $330 million and $500 million; and 0.2125% if net assets of the Fund are in excess of $500 million. The annual percentage rates used to determine compensation payable by CCM Advisors to AHA-FSI will increase if certain asset growth targets are not met for the Funds. These fees and other compensation are paid by CCM Advisors to AHA-FSI and will not be paid by the Funds or increase fees payable by participants in the Program. CCM Advisors has also agreed to support two designees of either the AHA or AHA-FSI to serve as directors of the Funds. Generally since inception of the Funds, two of its directors have been officers of the AHA.

The Funds have acknowledged that the name "AHA" is a property right of AHA and that its right to use that name is non-exclusive. The Funds also have acknowledged that both AHA and CCM Advisors have the right to withdraw from the Funds the right to use the name "AHA."

The Program is a service offered by CCM Advisors pursuant to arrangements with American Hospital Association Services, Inc. and is available to American Hospital Association member hospitals and their affiliated organizations, including employee benefit plans and hospital insurance funds ("Member Organizations"). To become a participant, a Member Organization must enter into a Program Services Agreement ("Program Agreement") with CCM Advisors and must own shares. Other hospital associations affiliated with AHA and their sponsored and affiliated organizations are also eligible to become participants by entering into Program Agreements.

Under the Program Agreement, participants receive individualized asset management consulting services to assist in determining an appropriate investment program for their specific needs. CCM Advisors consults with each participant to help it define its investment objectives, desired returns and tolerance for risk, and develops a plan for the allocation of the participant's assets among different asset classes. Participants can implement their investment programs by investing in shares of the Funds, as described below, and may change the allocation of assets among the Funds or withdraw assets from the Funds at any time by redeeming shares. The Funds pay no fees to CCM Advisors for this Program. Instead, the Funds take actions necessary to permit the offering of Fund shares in the jurisdictions that CCM Advisors requests in order to enable organizations that have entered into Program Agreements to purchase Fund shares.

                                      TAXES


The AHA Funds intend that each Fund and Portfolio will qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and thus not be subject to federal income taxes on amounts which it distributes to shareholders. If a Fund or Portfolio should fail to qualify for pass-through tax treatment under Subchapter M, then it would be required to pay taxes on any income and realized capital gains, reducing the amount of income and realized capital gains that would otherwise be available for distribution to the Fund's shareholders. For the purposes of discussion in this section, the term "Fund" refers to a Fund and its corresponding Portfolio.

In order to qualify as a regulated investment company, a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currency, or certain other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in stock, securities, or currencies; and (ii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of each Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies, and other securities (for this purpose such other securities will qualify only if each Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of each Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or two or more issuers which each Fund controls and which are engaged in the same, similar or related trades or businesses.

In order to maintain the qualification of each Fund as a regulated investment company, the AHA Funds may, in its business judgment, restrict a Fund's ability to invest in certain financial instruments. For the same reason, the AHA Funds may, in its business judgment, require each Fund to maintain or dispose of an investment in certain types of financial instruments before or after the time when it might otherwise be advantageous to do so.

Each Fund will be subject to a 4% non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirement. Each Fund intends under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.

Investment in debt obligations that are at risk or in default present special tax issues for the Fund that may hold such obligations. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and avoid becoming subject to federal income or excise tax.

Distributions from each Fund's current or accumulated earnings and profits ("E&P"), as computed for federal income tax purposes, will be taxable as described in the Funds' prospectus whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in a Fund's shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to shareholder accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in a Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a Fund and, unless an effective IRS Form W-8 (or equivalent form) or authorized substitute is on file, to backup withholding on certain other payments from a Fund. The backup withholding percentage is currently 30.5% and will decrease to 30% in 2002 and 2003, 29% in 2004 and 2005, and 28% thereafter until 2011, when it will revert to 31% unless amended by Congress. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in a Fund. The Funds generally do not accept investments by non-U.S. investors.

                             MASTER/FEEDER STRUCTURE


The Board of Directors has approved the Funds to invest substantially all of their assets in other open-end management investment companies having the same investment objective and substantially similar investment policies and restrictions (a "Master/Feeder Structure").

The Funds are "feeder funds" in the Master/Feeder Structure which means that all of the assets of each Fund are invested in a corresponding Portfolio of the Master Fund. The Funds have transferred their assets in exchange for shares of beneficial interest in a corresponding Portfolio of the Master Fund having the same net asset value as the value of the assets transferred.

The Funds pursue their investment objectives through their investments in the Master Fund rather than through direct investments in the types of securities dictated by their investment objectives and policies. Each Portfolio of the Master Fund, whose shares may be offered to other feeder funds or other investors in addition to the Funds, invests in the same types of securities in which the Funds would have directly invested. However, the expense ratios, yields and total returns of other investors in the Portfolios of each Master Fund may differ to those of the Funds due to differences in Feeder Fund expenses.

By investing substantially all of its assets in a Portfolio, a feeder fund could expect to be in a position to realize directly or indirectly certain economies of scale, in that a larger investment portfolio resulting from multiple feeder funds is expected to achieve a lower ratio of operating expenses to net assets. A Portfolio may be offered to an undetermined number of other feeder funds. However, there can be no assurance that any such additional investments in a Portfolio by other feeder funds will take place. Additionally, smaller funds investing in a Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may subsequently experience higher pro rata operating expenses, thereby producing lower returns.

If a Portfolio becomes smaller due to feeder funds withdrawing their assets, the Portfolio may become less diversified, resulting in potentially increased portfolio risk (however, these possibilities also exist for traditionally structured funds which have large or institutional investors who may withdraw from a fund). Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio.

A Fund may withdraw its investments in a Portfolio at any time if the Board of Directors determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Directors would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective and restrictions as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with its investment objective and policies.

Whenever a Fund is asked to vote on a proposal by the Master Fund, the Fund will hold a meeting of its shareholders if required by applicable law or its policies, and cast its vote with respect to the Master Fund in the same proportion as its shareholders vote on the proposal.

Investments in a Portfolio have no preemptive or conversion rights and are fully paid and non-assessable, except as set forth below. Similar to the Funds, the Master Fund is not required to hold annual meetings of its shareholders, but it is required to hold special meetings of shareholders when, in the judgement of its trustees, it is necessary or desirable to submit matters for a shareholder vote. Other shareholders in the Portfolios have rights similar to those of Fund shareholders; under certain circumstances (e.g., upon application and submission of certain specified documents to the Board of Trustees of the Master Fund by a specified number of investors), they have the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more of the Master Fund's trustees. Shareholders also have the right to remove one or more trustees, without a meeting, by a declaration in writing by a specified number of shareholders. Upon liquidation of a Portfolio of the Master Fund, investors would be entitled to share pro rata in the net assets of the Portfolio available for distribution to shareholders.

Each Portfolio shareholder is entitled to one vote in proportion to the share of its investment in the Portfolio. Investments in the Portfolio are not transferable, but a shareholder (such as a Fund) could redeem all or any portion of its investment at any time at net asset value.

Certain changes in a Portfolio's fundamental investment policies or restrictions, or a failure by a Fund's shareholders to approve such change in the Portfolio's investment restrictions, may require withdrawal of the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) from the Portfolio which may or may not be readily marketable. The distribution in kind may result in the Fund having a less diversified portfolio of investments or adversely affect the Fund's liquidity, and the Fund could incur brokerage, tax or other charges in converting the securities to cash. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

                                OTHER INFORMATION


ADMINISTRATOR

CCM Advisors serves as the Funds' administrator pursuant to an Administration Agreement with the AHA Funds and in that capacity has overall responsibility, subject to the ongoing supervision of the Board of Directors, for all aspects of each Fund's administration and operation. CCM Advisors has entered into a Sub-Administration Agreement with Firstar Mutual Fund Services, LLC ("Firstar") on behalf of the AHA Funds. Firstar has agreed to prepare and file various reports with the appropriate regulatory agencies; assist in preparing various materials required by the Commission; and prepare various materials required by any state securities commission having jurisdiction over the AHA Funds.

The Administration Agreement provides that CCM Advisors shall not be liable for any error of judgment or import of law, or for any loss suffered by the AHA Funds in connection with the matters to which this agreement relates, except loss resulting from: (i) willful misfeasance, bad faith or gross negligence on the part of CCM Advisors in the performance of its obligations and duties under the agreement; and (ii) its reckless disregard of its obligations and duties under the agreement.

The agreement may be terminated at any time without the payment of any penalty by vote of the Board of Directors. As compensation for its services, CCM Advisors is entitled to receive an annual fee of $20,00 from each Fund.



CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTANT

Firstar Bank Milwaukee, N.A. ("Firstar"), 615 East Michigan Avenue, Milwaukee, Wisconsin, serves as custodian for the securities and other assets of the Funds. Firstar is responsible for, among other things, safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds' investments. Firstar Mutual Fund Services, LLC performs transfer agency, dividend disbursing and portfolio accounting services for the Funds.


INDEPENDENT ACCOUNTANTS

Arthur Andersen LLP, 33 West Monroe Street, Chicago, Illinois, serves as the Funds' independent public accountants. The independent accountants: (i) audit and report on the Funds' financial statements; (ii) provide assistance and consultation in connection with Securities and Exchange Commission filings; and
(iii) review the annual income tax returns filed on behalf of the Funds.

FINANCIAL STATEMENTS

                   FULL MATURITY FIXED INCOME PORTFOLIO
                        PORTFOLIO OF INVESTMENTS
                             JUNE 30, 2001


SHARES OR
PRINCIPAL                                                                                                         MARKET VALUE
---------                                                                                                         ------------
LONG-TERM OBLIGATIONS                                                                                102.1%
---------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS                                                                    50.6%
----------------------------------
      $20,000        United States Treasury Bonds                            11.875%  11-15-2003                       $23,287
    1,975,000        United States Treasury Bonds                            9.8750%  11-15-2015                     2,752,988
      940,000        United States Treasury Bonds                            5.2500%  11-15-2028                       859,767
      530,000        United States Treasury Bonds                            6.1250%  08-15-2029                       549,830
      720,000        United States Treasury Notes                            5.7500%  11-15-2005                       741,690
      690,000        United States Treasury Notes                            6.5000%  02-15-2010                       741,480
      695,000        United States Treasury Notes                            6.2500%  05-15-2030                       737,243
       65,615        United States Treasury Inflation Index Bonds            3.6250%  04-15-2028                        67,194
    1,226,572        United States Treasury Inflation Index Bonds            3.8750%  04-15-2029                     1,313,582
      110,000        United States Treasury Strips                           0.0000%  05-15-2017                        42,325
      410,000        United States Treasury Strips                           0.0000%  11-15-2021                       119,615
      120,000        United States Treasury Strips                           0.0000%  11-15-2024                        29,533
      200,000        Federal Home Loan Mortgage Corporation                  6.6250%  09-15-2009                       207,471
      127,970        Federal Home Loan Mortgage Corporation                  9.3000%  04-15-2019                       133,803
      150,000        Federal Home Loan Mortgage Corporation                  6.6250%  09-15-2009                       155,603
       32,831        Federal Home Loan Mortgage Corporation                  10.500%  01-01-2010                        36,066
      150,000        Federal Home Loan Mortgage Corporation                  5.2500%  01-15-2006                       148,572
      300,000        Federal Home Loan Mortgage Corporation                  5.6250%  03-15-2011                       288,555
      369,541        Federal  National Mortgage Association                  6.5000%  09-25-2020                       369,387
       76,738        Federal  National Mortgage Association                  9.5000%  02-01-2025                        82,614
       84,931        Federal  National Mortgage Association                  7.5000%  04-01-2030                        86,734
      522,434        Federal  National Mortgage Association                  8.0000%  08-01-2030                       540,334
      995,760        Federal  National Mortgage Association                  6.0000%  02-01-2031                       956,702
    2,084,984        Federal  National Mortgage Association                  6.0000%  03-01-2031                     2,003,203
      688,157        Federal  National Mortgage Association                  6.0000%  03-01-2031                       661,165
      924,522        Federal  National Mortgage Association                  7.5000%  03-01-2031                       944,148
      199,789        Federal  National Mortgage Association                  6.5000%  05-01-2031                       196,782
    1,000,000        Federal  National Mortgage Association                  6.5000%  07-01-2031                       984,060
      100,000        Federal  National Mortgage Association                  7.5000%  07-01-2031                       101,969
      490,000        Federal  National Mortgage Association                  8.0000%  07-01-2031                       506,077
      300,000        Federal  National Mortgage Association                  6.0000%  08-25-2022                       284,099
      250,000        Government National Mortgage Association                6.0000%  07-01-2031                       242,033
    1,200,000        Government National Mortgage Association                6.5000%  07-01-2031                     1,186,872
      134,107        Government National Mortgage Association                9.5000%  12-15-2017                       147,738
    1,200,000        Government National Mortgage Association                8.0000%  07-01-2031                     1,243,500
       32,802        Sally Mae Floating Rate Note                            6.6600%  04-25-2007                        32,817
                                                                                                                        ------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                                                                            19,518,838



ASSET BACKED OBLIGATIONS                                                                              26.2%
------------------------
      598,388        Advantage Mortgage Loan Trust                           7.3500%  05-25-2027                       617,912
      327,209        Advantage Mortgage Loan Trust                           7.2500%  06-25-2027                       337,359
      350,000        Amresco Residential Securities                          6.6900%  05-05-2004                       356,159
      129,632        Chevy Chase Home Loan                                   7.1500%  05-15-2015                       133,214
      123,998        City Scape Home Equity                                  7.0000%  07-25-2028                       127,154
      250,000        Conseco Financial                                       6.7700%  09-01-2032                       255,340
      475,000        Contimortgage Home Equity Loan                          7.2800%  04-25-2014                       485,948
      300,000        Contimortgage Home Equity Loan                          6.6300%  12-15-2020                       306,675
      263,972        Contimortgage Home Equity Loan                          7.0900%  04-15-2028                       271,727

The accompanying notes to the financial statements are an integral part of this schedule.

                   FULL MATURITY FIXED INCOME PORTFOLIO
                        PORTFOLIO OF INVESTMENTS
                             JUNE 30, 2001


SHARES OR
PRINCIPAL                                                                                                         MARKET VALUE
---------                                                                                                         ------------
LONG-TERM OBLIGATIONS (CONTINUED)
---------------------------------
ASSET BACKED OBLIGATIONS (CONTINUED)
------------------------------------
     $143,457        Countrywide Home Credit Corporation                     7.3200%  09-25-2015                      $145,259
      306,494        Delta Home Equity Loan Trust                            6.8600%  10-25-2028                       312,893
      558,537        DLJ Commercial Mortgage Corporation                     5.8800%  11-12-2031                       556,460
      260,047        Fairbanks Capital Mortgage                              6.3137%  05-25-2028                       261,864
      100,000        General Motors Acceptance Corporation                   6.8690%  08-15-2007                       102,054
      203,290        Green Tree Financial Corporation                        6.9000%  04-15-2027                       205,816
      450,000        Green Tree Financial Corporation                        6.1600%  02-01-2031                       451,803
      375,000        Green Tree Financial Corporation                        6.7600%  07-15-2029                       386,212
      400,000        Green Tree Financial Corporation                        8.3000%  09-15-2027                       397,634
        1,344        Green Tree Financial Corporation                        7.8500%  07-15-2004                         1,347
      365,349        Green Tree Financial Corporation                        6.1300%  02-15-2019                       370,389
      368,562        IMC Home Equity Loan Trust                              6.8800%  11-20-2028                       377,177
      178,220        Merrill Lynch Mortgage Investors                        6.2200%  02-15-2030                       182,062
      170,000        Nomura Asset Securities Corporation                     7.1200%  04-13-2036                       175,989
      200,000        Peco Energy Company                                     6.5200%  12-31-2010                       199,533
      250,000        Residential Asset Securities Corporation                6.7500%  08-25-2028                       249,454
      476,626        Residential Asset Securities Corporation                6.4450%  03-25-2028                       483,902
      621,939        Residential Federal Mortgage                            7.0000%  12-25-2007                       630,972
      451,568        Salomon Brothers Mortgage Series 1997                   6.8200%  12-25-2027                       461,112
       80,000        Scotia Pacific Company                                  7.7100%  01-20-2014                        60,023
      100,000        Systems 2001 Asset Trust                                6.6640%  09-15-2013                        99,995
      466,872        The Money Store Home Equity                             6.4850%  12-15-2038                       473,535
      313,011        The Money Store Home Equity                             6.9000%  07-15-2038                       321,009
      100,069        UCFC Home Equity Loan                                   5.9050%  02-15-2021                       100,767
      200,000        UCFC Home Equity Loan                                   5.9350%  01-15-2030                       197,995
                                                                                                                       -------
TOTAL ASSET BACKED OBLIGATIONS                                                                                      10,096,744

CORPORATE OBLIGATIONS                                                                                 25.2%
---------------------
DOMESTIC CORPORATE OBLIGATIONS                                                                        22.0%
------------------------------
AEROSPACE & DEFENSE                                                                                    1.2%
-------------------
      397,341        Continental Airlines Corporation                        6.8000%  07-02-2007                       399,536
       40,000        Lockheed Martin                                         8.5000%  12-01-2029                        44,485
                                                                                                                        ------
                                                                                                                       444,021
BANKS & HOLDING COMPANIES                                                                              4.9%
-------------------------
      325,000        Banc One Corporation                                    7.6000%  05-01-2007                       338,614
      400,000        Bank of Boston                                          6.3513%  11-16-2003                       400,096
      250,000        Dresdner Bank New York                                  7.2500%  09-15-2015                       255,049
       80,000        J.P. Morgan                                             6.0000%  01-15-2009                        77,449
      400,000        Key Bank - Washington                                   7.1250%  08-15-2006                       413,011
      325,000        NCNB Corporation                                        10.2000%  07-15-2015                      408,895
                                                                                                                       -------
                                                                                                                     1,893,114
COMMUNICATION & MEDIA                                                                                  1.2%
---------------------
      325,000        Continental Cablevision Incorporated                    9.5000%  08-01-2013                       361,316
      100,000        News America Holdings                                   8.5000%  02-23-2025                       106,156
                                                                                                                       -------
                                                                                                                       467,472

COMPUTER                                                                                               0.4%
--------
      150,000        Electronic Data Systems                                 7.4500%  10-15-2029                       151,197

CONSUMER DURABLE                                                                                       0.3%
----------------
      100,000        Daimler Chrysler                                        8.0000%  06-15-2010                       104,579

The accompanying notes to the financial statements are an integral part of this schedule.

                   FULL MATURITY FIXED INCOME PORTFOLIO
                        PORTFOLIO OF INVESTMENTS
                             JUNE 30, 2001


SHARES OR
PRINCIPAL                                                                                                         MARKET VALUE
---------                                                                                                         ------------
LONG-TERM OBLIGATIONS (CONTINUED)
---------------------------------
CORPORATE OBLIGATIONS (CONTINUED)
--------------------------------
DISTRIBUTION                                                                                           0.9%
------------
     $300,000        Federal Express Corporation                             9.6500%  06-15-2012                      $353,872

FINANCIAL                                                                                              4.3%
---------
      280,000        Auburn Hills Trust                                     12.0000%  05-01-2020                       393,837
      164,610        Dryden Investor Trust                                   7.1570%  07-23-2008                       163,721
      200,000        Ford Motor Credit Company                               6.8750%  02-01-2006                       202,816
       40,000        Ford Motor Credit Company                               7.8750%  06-15-2010                        41,777
      250,000        Ford Motor Credit Company                               9.2150%  09-15-2021                       288,493
      120,000        Ford Motor Credit Company                               7.4500%  07-16-2031                       115,514
       60,000        General Motors Acceptance Corporation                   6.7500%  01-15-2006                        60,986
       50,000        Household Finance Company                               6.7500%  05-15-2011                        49,415
      150,000        Paine Webber Incorporated                               6.7300%  01-20-2004                       155,423
      160,000        United Mexican States                                  11.5000%  05-15-2026                       202,000
                                                                                                                       -------
                                                                                                                     1,673,982

FOOD & BEVERAGES                                                                                       0.9%
----------------
      100,000        Kellogg Company                                         6.6000%  04-01-2011                        97,893
      100,000        Kellogg Company                                         7.4500%  04-01-2031                       100,240
      150,000        Pepsi Bottling                                          7.0000%  03-01-2029                       150,455
                                                                                                                       -------
                                                                                                                       348,588
INSURANCE                                                                                              0.3%
---------
      125,000        GEICO Corporation                                       9.1500%  09-15-2021                       131,622

OIL & GAS                                                                                              1.1%
---------
      100,000        Anadarko Finance Company- 144a                          7.5000%  05-01-2031                       101,718
      100,000        Phillips Petroleum                                      8.7500%  05-25-2010                       113,985
      200,000        Williams Companies                                      7.6250%  07-15-2019                       193,571
                                                                                                                       -------
                                                                                                                       409,274

PAPER & FOREST                                                                                         0.9%
--------------
       75,000        Georgia Pacific Corporation                             9.8750%  11-01-2021                        77,215
      200,000        Georgia Pacific Corporation                             9.6250%  03-15-2022                       203,504
       50,000        Georgia Pacific Corporation                             9.5000%  05-15-2022                        49,972
                                                                                                                        ------
                                                                                                                       330,691
POLLUTION CONTROL                                                                                      0.9%
-----------------
      375,000        USA Waste Services                                      7.0000%  07-15-2028                       335,608

RAILROAD TRANSPORTATION                                                                                0.1%
-----------------------
       40,000        Conrail                                                 7.8750%  05-15-2043                        39,732

RETAIL                                                                                                 0.6%
------
      250,000        J.C. Penney Incorporated                                9.7500%  06-15-2021                       219,991

TELECOMMUNICATION                                                                                      1.9%
-----------------
       75,000        France Telecommunication                                7.7500%  03-01-2011                        76,575
       60,000        Marconi Corporation                                     8.3750%  09-15-2030                        50,372
       50,000        SPRINT                                                  6.9000%  05-01-2019                        43,913
       70,000        TCI Communications Incorporated                         6.3750%  05-01-2003                        71,113
      140,000        TCI Communications Incorporated                         7.8750%  02-15-2026                       141,949
      225,000        U.S. West Communications                                8.8750%  06-01-2031                       237,190
       95,000        WorldCom Incorporated                                   8.2500%  05-15-2031                        93,436
                                                                                                                        ------
                                                                                                                       714,548

The accompanying notes to the financial statements are an integral part of this schedule.

                              FULL MATURITY FIXED INCOME PORFOLIO
                                    PORTFOLIO OF INVESTMENTS
                                         JUNE 30, 2001


SHARES OR
PRINCIPAL                                                                                                         MARKET VALUE
----------
LONG-TERM OBLIGATIONS (CONTINUED)                                                                                 ------------
---------------------------------
CORPORATE OBLIGATIONS (CONTINUED)
---------------------------------

UTILITY- ELECTRIC                                                                                      1.6%
-----------------
     $250,000        Commonwealth Edison                                     9.8750%  06-15-2020                      $276,720
      100,000        Progress Energy Incorporated                            7.1000%  03-01-2011                       101,453
      250,000        PSI Energy                                              7.8500%  10-15-2007                       253,736
                                                                                                                       -------
                                                                                                                       631,909
MISCELLANEOUS                                                                                          0.5%
-------------
      110,000        British Telephone PLC                                   8.8750%  12-15-2030                       120,360
      100,000        News America Holdings Incorporated 144a                 7.6250%  11-30-2028                        93,133
                                                                                                                        ------
                                                                                                                       213,493
TOTAL DOMESTIC CORPORATE OBLIGATIONS                                                                                 8,463,693

INTERNATIONAL CORPORATE OBLIGATIONS                                                                    3.2%
-----------------------------------
CANADA- ELECTRIC                                                                                       1.0%
----------------
      300,000        Hydro-Quebec Corporation                                11.7500%  02-01-2012                      414,854

CAYMAN ISLANDS                                                                                         0.5%
--------------
FINANCE
-------------
      175,000        Wharf Capital International                             7.6250%  03-13-2007                       178,360

HUNGARY- SOVEREIGN                                                                                     0.2%
------------------
       75,000        National Bank Hungary                                   8.8750%  11-01-2013                        88,179

SOUTH KOREA                                                                                            0.9%
-----------
ELECTRIC
----------
       95,000        Korea Electric Power                                    7.7500%  04-01-2013                        96,150
       75,000        Korea Electric Power                                    6.7500%  08-01-2027                        76,150

FINANCE
-----------
       95,000        Korea Development Bank                                  7.1250%  09-17-2001                        95,434

STEEL MANUFACTURING
-------------------
       65,000        Pohang Iron & Steel                                     7.1250%  07-15-2004                        66,675
                                                                                                                        ------
                                                                                                                       334,409
VENEZUELA- FINANCE                                                                                     0.6%
------------------
      300,000        Petrozuata Financial Guarantee 144a                     8.2200%  04-01-2017                       248,250
                                                                                                                       -------
TOTAL INTERNATIONAL CORPORATE OBLIGATIONS                                                                            1,264,052

TOTAL CORPORATE OBLIGATIONS                                                                                          9,727,745

NUMBER OF CONTRACTS
-------------------
OPTIONS-PURCHASED                                                                                      0.1%
-----------------

                     Call Options  Euro Futures
            6        Exercise Price $95.50, Expiring September 2001                                                     10,018

                     Call Options  OTC Futures
          400        Exercise Price $97.5625, Expiring September  2001                                                   9,650

                     Call Options  5 Year Futures
            1        Exercise Price $103.00, Expiring September 2001                                                      594
                                                                                                                          ---
                                                                                                                       20,262
                                                                                                                       ------
TOTAL LONG TERM OBLIGATIONS (COST $39,050,047)                                                                      39,363,589


The accompanying notes to the financial statements are an integral part of this schedule.

                              FULL MATURITY FIXED INCOME PORFOLIO
                                    PORTFOLIO OF INVESTMENTS
                                         JUNE 30, 2001


SHARES OR
PRINCIPAL
---------
SHORT-TERM OBLIGATIONS                                                                                 8.5%     AMORTIZED COST
----------------------                                                                                          --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS                                                                     0.8%
----------------------------------
(A) $300,000         Federal  National Mortgage Association Discount Note    4.9400%  08-09-2001                      $298,395
DEMAND NOTES **                                                                                        7.7%
---------------
      663,413        American Family Demand Note                             3.3610%  12-31-2031                       663,413
    1,404,462        Firstar Bank Demand Note                                3.5000%  12-31-2031                     1,404,462
      306,653        Wisconsin Corporation Credit Demand  Note               3.4200%  12-31-2031                       306,653
      605,424        Wisconsin Electric Demand Note                          3.3610%  12-31-2031                       605,424
                                                                                                                       -------
TOTAL DEMAND NOTES                                                                                                   2,979,952
TOTAL SHORT-TERM OBLIGATIONS (COST BASIS  $3,278,347)                                                                3,278,347
                                                                                                            -------------------

TOTAL INVESTMENTS (COST BASIS $42,328,394)                                                                          42,641,936
                                                                                                            ===================
U.S. GOVERNMENT AGENCY OBLIGATIONS SOLD SHORT                                                         -3.9%
---------------------------------------------
     (380,000)       Federal  National Mortgage Association                  6.5000%  07-01-2031                      (373,943)
     (100,000)       Federal  National Mortgage Association                  7.5000%  07-01-2031                      (101,969)
     (490,000)       Federal  National Mortgage Association                  8.0000%  07-01-2031                      (506,077)
     (490,000)       Government National Mortgage Association                8.0000%  07-01-2031                      (507,763)
                                                                                                                      ---------
                     TOTAL PROCEEDS ($1,503,278)                                                                    (1,489,752)
SHARES OR
PRINCIPAL
---------
NUMBER OF CONTRACTS                                                                                               MARKET VALUE
-------------------                                                                                               ------------
OPTIONS-WRITTEN                                                                                        0.0%
---------------
                     Call Options  10 Year Treasury Note Futures
            8        Exercise Price $105.00,  Expiring September 2001                                                   (3,000)

                     Call Options 10 Year Treasury Note Futures
            8        Exercise Price $106.00,  Expiring September 2001                                                   (1,752)

                     Call Options 10 Year Treasury Note Futures
            3        Exercise Price $107.00,  Expiring September 2001                                                     (375)

                     Call Options Long Term Bonds
            7        Exercise Price $106.00,  Expiring September 2001                                                     (763)

                     Put Options Long Term Bonds
            2        Exercise Price $101.00,  Expiring August 2001                                                      (3,594)

                     Put Options 10 Year Note
            6        Exercise Price $103.00,  Expiring August 2001                                                      (6,626)

                     Call Options Treasury Bonds
            3        Exercise Price $104.00,  Expiring September 2001                                                     (939)
                                                                                                                          -----
TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $22,904)                                                                      (17,049)
TOTAL INVESTMENTS NET OF
OUTSTANDING WRITTEN OPTIONS                                                                          110.6%         42,624,887

CASH AND OTHER ASSETS, LESS
    LIABILITIES                                                                                      -10.6%         (4,085,293)
                                                                                                                    -----------

TOTAL NET ASSETS                                                                                     100.0%        $38,539,594
                                                                                                            ===================

** THESE SECURITIES HAVE A MATURITY OF MORE THAN ONE YEAR, BUT HAVE VARIABLE RATE AND DEMAND FEATURES WHICH QUALIFY THEM AS SHORT-TERM SECURITIES. THE RATES DISCLOSED ARE THOSE CURRENTLY IN EFFECT. THE RATES CHANGE PERIODICALLY BASED ON MARKET CONDITIONS OR A SPECIFIED MARKET INDEX.

THE PERCENTAGE SHOWN FOR EACH INVESTMENT CATEGORY IS THE TOTAL VALUE OF THAT CATEGORY AS A PERCENTAGE OF THE TOTAL NET ASSETS OF THE FUND.

The accompanying notes to the financial statements are an integral part of this schedule.

                              FULL MATURITY FIXED INCOME PORFOLIO
                                    PORTFOLIO OF INVESTMENTS
                                         JUNE 30, 2001

(A) $100,000 OF U.S. GOVERNMENT AGENCY SECURITIES PLEDGED AS MARGIN FOR FUTURES CONTRACTS. THE PORTFOLIO HAD THE FOLLOWING OPEN FUTURES CONTRACTS AT JUNE 30, 2001:

OPEN  FUTURES  CONTRACTS:

                                                                                                           UNREALIZED
                                      NUMBER OF        PRINCIPAL                                         GAINS (LOSSES)
              TYPE                   CONTRACTS          AMOUNT           POSITION        EXPIRATION      JUNE 30, 2001
              ----                   ----------         -------          --------        ----------      -------------
5 Year U.S. Treasury Notes               25             $25,000            Short         Sept. 2001         $17,132

U.S. Govt Bond Futures                    4              4,000             Long          Sept. 2001         (4,053)

10 Year U.S. Treasury Notes              19              19,000            Short         Sept. 2001          13,343

10 Year U.S. Agency                      20              20,000            Long          Sept. 2001         (16,785)

90- Day Euro Futures                      1              2,500             Short          June 2002            0
                                                                                                               -
                                                                                                             $9,637
                                                                                                       ===================


The accompanying notes to the financial statements are an integral part of this schedule.

                              LIMITED MATURITY FIXED INCOME PORFOLIO
                                    PORTFOLIO OF INVESTMENTS
                                         JUNE 30, 2001


SHARES OR
PRINCIPAL
---------
LONG-TERM OBLIGATIONS                                                                                 97.8%       MARKET VALUE
---------------------                                                                                             ------------
U.S. Government  Agency Obligations                                                                   29.7%
      $550,000         Federal Home Loan Bank                               6.8750%  07-18-2002                       $565,766
       250,000         Federal Home Loan Mortgage Corporation               5.0000%  01-15-2004                        250,467
       670,000         Federal Home Loan Mortgage Corporation               5.2500%  02-15-2004                        674,845
     1,487,827         Federal Home Loan Mortgage Corporation               6.0000%  03-15-2008                      1,500,975
     1,235,000         Federal Home Loan Mortgage Corporation               5.7000%  11-15-2014                      1,244,269
       495,000         Federal National Mortgage Association                5.7500%  04-15-2003                        505,870
     2,775,000         Federal National Mortgage Association                4.7500%  11-14-2003                      2,773,263
     3,500,000         Federal National Mortgage Association                5.6250%  05-04-2004                      3,557,897
     1,855,000         Federal National Mortgage Association                6.0000%  09-25-2011                      1,871,927
     2,165,000         Federal National Mortgage Association                6.0000%  07-18-2016                      2,199,847
                                                                                                                     ---------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                                                                            15,145,126



ASSET BACKED OBLIGATIONS                                                                              26.2%
------------------------
       780,000         Arcadia Auto                                         6.5100%  09-15-2004                        797,944
       425,000         Capital Auto Trust                                   4.6000%  09-15-2005                        423,406
       855,000         Carco Auto Loan Master Trust                         6.4300%  11-15-2004                        877,091
     1,065,000         Chase Manhattan Auto Trust                           6.0000%  08-15-2005                      1,089,188
       880,000         Chase Manhattan Auto Trust                           6.2100%  12-15-2004                        901,177
       670,000         Chase Manhattan Auto Trust                           6.2600%  06-15-2007                        688,179
     1,500,000         Chemical Master Credit Card                          6.2300%  08-15-2002                      1,531,699
       400,000         Countrywide Home Credit Corporation                  6.8500%  06-15-2004                        412,244
     1,070,000         Discover Card Trust                                  5.8500%  01-17-2006                      1,089,408
       670,000         Discover Card Trust                                  5.3000%  11-16-2006                        669,718
       270,000         Ford Motor Credit Corporation                        5.2500%  09-15-2005                        270,460
       735,000         Honda Auto Trust                                     6.6200%  07-15-2004                        753,904
       830,000         Nissan Auto Trust                                    7.2500%  04-15-2004                        856,355
     1,080,000         Premier Auto Trust                                   5.5900%  02-09-2004                      1,096,198
       705,000         Toyota Auto Rec Owner Trust                          7.2100%  04-15-2007                        739,375
       840,000         Toyota Auto Rec Owner Trust                          7.1800%  08-15-2004                        865,115
       300,000         Wells Fargo                                          5.4500%  05-03-2004                        300,932
                                                                                                                       -------
TOTAL ASSET BACKED OBLIGATIONS                                                                                      13,362,393

CORPORATE OBLIGATIONS                                                                                 40.7%
---------------------
BANKS & HOLDING COMPANIES                                                                              7.3%
-------------------------
       630,000         Capital One Master Trust                             5.4300%  01-15-2007                        636,518
       930,000         First USA Credit Corporation                         6.4200%  03-17-2005                        950,815
     1,000,000         Nations Bank                                         8.1250%  06-15-2002                      1,035,057
       800,000         Wells Fargo                                          7.2500%  07-14-2003                        834,717
       270,000         Wells Fargo                                          4.6800%  02-15-2005                        269,654
                                                                                                                       -------
                                                                                                                     3,726,761

COMPUTER & OFFICE EQUIPMENT                                                                            1.7%
---------------------------
       820,000         International Business Machine Corporation           7.2500%  11-01-2002                        846,217


CONSUMER- DURABLE                                                                                      1.0%
-----------------
       515,000         BMW Vehicle Owner Trust                              6.5400%  04-25-2004                        526,288


ELECTRIC                                                                                               1.7%
--------
       820,000         General Electric Capital Corporation                 6.7500%  09-11-2003                        852,965


The accompanying notes to the financial statements are an integral part of this schedule.

                             LIMITED MATURITY FIXED INCOME PORFOLIO
                                    PORTFOLIO OF INVESTMENTS
                                         JUNE 30, 2001


SHARES OR
PRINCIPAL
---------
LONG-TERM OBLIGATIONS (CONTINUED)                                                                                 MARKET VALUE
---------------------------------                                                                                 ------------
Corporate Obligations (Continued)
---------------------------------
FINANCIAL                                                                                             18.1%
---------
    $1,370,500         American Express Credit Corporation                  5.9000%  04-15-2004                     $1,399,410
       815,000         CIT Group Holdings                                   7.3750%  03-15-2003                        845,703
       250,000         Countrywide Bond                                     8.2500%  07-15-2002                        257,600
       470,000         Dean Witter Discovery                                6.8750%  03-01-2003                        484,930
     1,000,000         Ford Motor Credit Company                            7.5000%  01-15-2003                      1,034,017
       750,000         General Motors Acceptance Corporation                5.8750%  01-22-2003                        758,355
       670,000         Household Finance Corporation                        6.1250%  07-15-2012                        678,774
       680,000         Household Finance Corporation                        6.8750%  03-01-2003                        698,746
       930,000         MBNA MasterCard                                      5.2500%  02-15-2006                        937,057
     1,330,000         Toyota Motor Credit                                  7.0000%  08-05-2002                      1,367,072
       765,000         WFS Financial Owner Trust                            7.7500%  11-20-2004                        794,289
                                                                                                                       -------
                                                                                                                     9,255,953
FINANCIAL- INVESTMENT COMPANIES                                                                        2.6%
-------------------------------
       650,000         Bear Stearns Company                                 6.7500%  04-15-2003                        665,541
       675,000         Merrill Lynch and Company                            6.0000%  02-12-2003                        687,280
                                                                                                                       -------
                                                                                                                     1,352,821

FINANCIAL- SERVICES                                                                                    0.3%
-------------------
       165,000         Heller Financial Incorporated                        7.8750%  05-15-2003                        172,503

RETAIL STORES                                                                                          2.2%
-------------
       550,000         Sears Roebuck & Company                              6.2500%  01-15-2004                        553,565
       565,000         Wal-Mart Stores                                      6.5000%  06-01-2003                        583,650
                                                                                                                       -------
                                                                                                                     1,137,215
MISCELLANEOUS                                                                                          5.8%
-------------
       760,000         Daimler Chrysler                                     7.1250%  03-01-2002                        772,987
       750,000         Daimler Chrysler                                     7.2300%  01-06-2005                        781,719
       880,000         USAA Auto Owner Trust 2000-1 A4                      6.9800%  06-15-2005                        918,613
       495,000         USAA Auto Owner Trust 2000-1 A3                      6.9500%  06-15-2004                        510,094
                                                                                                                       -------
                                                                                                                     2,983,413
TOTAL CORPORATE OBLIGATIONS                                                                                         20,854,136
                                                                                                                    ----------

PREFERRED OBLIGATION                                                                                   1.2%
--------------------
       590,000         Unilever Capital Corporation                         6.7500%  11-01-2003                        612,305
                                                                                                                       -------
TOTAL LONG-TERM OBLIGATIONS
(Cost $49,002,894)                                                                                                  49,973,960
                                                                                                                    ----------

SHORT-TERM OBLIGATIONS                                                                                 1.2%
----------------------
COMMERCIAL PAPER                                                                                                AMORTIZED COST
----------------                                                                                                --------------
       609,000         American Express                                     3.8500%  07-02-2001                        608,931
                                                                                                                       -------
TOTAL SHORT-TERM OBLIGATIONS                                                                                           608,931
(Cost basis $608,931)
Total Investments
(Cost basis $49,611,825)                                                                              99.0%         50,582,891

Cash and Other Assets, Less
    Liabilities                                                                                        1.0%            492,626
                                                                                                            -------------------

Total Net Assets                                                                                     100.0%        $51,075,517
                                                                                                            ===================

The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.

The accompanying notes to the financial statements are an integral part of this schedule.

                           DIVERSIFIED EQUITY PORTFOLIO
                             PORTFOLIO OF INVESTMENTS
                                  JUNE 30, 2001


SHARES OR                                                      SHARES OR
PRINCIPAL                                                      PRINCIPAL
--------                                                       ---------
EQUITIES                                 97.1%  MARKET VALUE   EQUITIES (CONTINUED)                                    MARKET VALUE
--------                                        ------------   --------------------                                    ------------
AEROSPACE & DEFENSE                       0.4%                 CAPITAL GOOD- PRODUCTION                          0.3%
-------------------                                            ------------------------
    4,800 General Dynamics Corporation            $  373,488         5,900 Cooper Industries                            $   233,581

AIR TRANSPORTATION                        0.4%                 COMMUNICATION & MEDIA                             2.1%
------------------                                             ---------------------
    5,400 AMR Corporation*                           195,102        13,900 Comcast Corporation                              603,260
    4,500 Delta Airlines                             198,360        20,200 Gannett Company Incorporated*                  1,331,180
                                                  ----------                                                            -----------
                                                     393,462                                                              1,934,440

AUTO & TRUCK                              2.2%                 COMPUTER                                          0.7%
------------                                                   --------
      600 AutoZone Incorporated*                      22,500        16,600 Dell Computer Corporation*                       434,090
    3,600 Eaton Corporation                          252,360         6,700 EMC Corporation*                                 194,635
                                                                                                                         ----------
   22,200 Ford Motor Company                         545,010                                                                628,725
   60,000 General Motors*                          1,215,000
                                                  ----------
                                                   2,034,870   CONGLOMERATE                                      0.1%
                                                               ------------
BANK & HOLDING COMPANIES                 10.0%                       2,300 Tyco International Ltd.                          125,350
------------------------
   23,400 Bank Of America Corporation              1,404,702
   19,366 Citigroup Incorporated                   1,023,299
    9,300 Federal  Home Loan Mortgage
          Corporation                                651,000   CONSUMER DURABLE                                  0.1%
                                                               ----------------
   44,831 Fleet Boston Financial Group,
          Corporation*                             1,768,583         1,000 Eastman Chemical Company                          47,630
   23,000 Ing Group Nv ADR                         1,515,010
    7,460 J.P. Morgan Chase & Company                332,716   COSMETIC & SOAP                                   0.8%
                                                               ---------------
    5,900 PNC Financial Corporation                  388,161         4,100 Alberto-Culver Company                           172,364
    8,400 Southtrust Corporation                     218,400         9,000 Procter & Gamble                                 574,200
                                                                                                                         ----------
    1,400 Sun Trust Banks Incorporated                90,692                                                                746,564
   62,800 U.S. Bancorp                             1,431,212
   10,650 Washington Mutual Incorporated             399,908   DIVERSIFIED                                       0.3%
                                                  ----------   -----------
                                                   9,223,683         4,800 Corning Corporation                               80,208
                                                                     7,600 National Service Industries                      171,532
                                                                                                                         ----------
BUILDING & HOUSING                        0.2%                                                                              251,740
------------------
    6,200 Crane Company                              192,200
                                                               DRUGS                                            13.3%
                                                               -----
BUSINESS                                  2.5%                      39,100 Abbott Labs Company                            1,877,191
--------
   23,900 First Data                               1,535,575        15,600 Bristol-Meyer/Squibb                             815,880
    3,000 H & R Block                                193,650        40,900 Guidant Corporation*                           1,472,400
   17,600 Manpower Incorporated                      526,240        19,910 Johnson & Johnson Company                        995,500
                                                  ----------
                                                   2,255,465         6,400 Lilly Eli & Company                              473,600
                                                                    15,200 Merck & Company                                  971,432
BUSINESS MECHANICS & SOFTWARE             6.8%                      19,175 Pfizer Incorporated                              767,959
-----------------------------
   19,650 AOL Time Warner Incorporated*            1,041,450        20,300 Roche Holding ADR                              1,462,625
   21,800 Cisco Systems Incorporated*                396,760        45,200 Schering Plough Corporation                    1,638,048
   10,400 International Business
          Machines Corporation                     1,175,200        28,700 Watson Pharmaceuticals Incorporated*           1,769,068
                                                                                                                        -----------
   21,100 Oracle Systems*                            400,900                                                             12,243,703
    6,100 Pitney Bowes Incorporated                  256,932   ELECTRICAL EQUIPMENT                              2.2%
                                                               --------------------
   27,900 Synopsys Incorporated*                   1,350,081         8,300 Emerson Electric Company                         502,150
  108,600 Unisys Corporation*                      1,597,506        31,000 General Electric Company                       1,511,250
                                                                                                                        -----------
    2,000 YAHOO! Incorporated*                        39,980                                                              2,013,400
                                                  ----------
                                                   6,258,809
                                                               ELECTRONICS                                       1.7%
                                                               -----------
BUSINESS SERVICE                          0.4%                       8,800 Agilent Technologies Incorporated*               286,000
----------------
    4,900 AutoDesk Incorporated                      182,770           900 Broadcom Corporation*                             38,484
    6,700 Deluxe Corporation                         193,630        53,200 Motorola Incorporated                            880,992
                                                  ----------
                                                     376,400        12,100 Texas Instruments                                381,150
                                                                                                                        -----------
                                                                                                                          1,586,626

The accompanying notes to the financial statements are an integral part of this schedule.

                         DIVERSIFIED EQUITY PORTFOLIO
                           PORTFOLIO OF INVESTMENTS
                                JUNE 30, 2001


SHARES OR                                                      SHARES OR
PRINCIPAL                                                      PRINCIPAL
---------                                                      ---------
EQUITIES (Continued)                            MARKET VALUE   EQUITIES (CONTINUED)                                    MARKET VALUE
--------                                        ------------   --------------------                                    ------------
ENERGY                                    0.8%                 INSURANCE                                         6.9%
------                                                         ---------
    5,100 Entergy Corporation                     $  195,789        30,400 Aetna Incorporated*                          $   786,448
    6,600 First Energy Corporation                   212,256        10,000 Aflac Corporation                                314,900
   13,000 Southern Company                           302,250        35,800 Allstate Corporation                           1,574,842
                                                  ----------
                                                     710,295         5,094 American International Group                     438,084
                                                                     5,900 John Hancock Financial Services                  237,534
ENTERTAINMENT & LEISURE                   0.2%                      27,250 MBIA Incorporated                              1,517,280
-----------------------
    8,400 Brunswick Corporation                      201,852        43,300 Safeco Corporation                             1,277,350
                                                                     6,500 Unumprovident Corporation                        208,780
                                                                                                                        -----------
                                                                                                                          6,355,218

FINANCE COMPANY                           0.6%                 MACHINERY - INDUSTRIAL                            0.4%
---------------                                                ----------------------
    3,000 Household International                    200,100         8,300 Caterpillar Incorporated                         415,415
    5,100 Lehman Brothers Holdings                   396,525
                                                  ----------
                                                     596,625   METAL & MINERAL                                   0.5%
                                                               ---------------
                                                                     4,700 Nucor Corporation                                229,783
                                                                    11,100 Inco Ltd.                                        191,586
                                                                                                                        -----------
FINANCIAL-INVESTMENT COMPANY              0.2%                                                                              421,369
----------------------------
    3,500 Bear Stearns Companies
          Incorporated                               206,395   OFFICE EQUIPMENT                                  0.9%
                                                               ----------------
                                                                   144,200 Novell*                                          820,498

FINANCIAL SERVICES                        1.7%
------------------
   12,700 Conseco Incorporated                       173,355   OIL & GAS - DOMESTIC                              1.5%
                                                               --------------------
    8,900 Fannie Mae                                 757,835         3,300 Amerada Hess Corporation                         266,640
   14,900 National City Corporation                  458,622         3,800 Apache Corporation                               192,850
    6,000 Regions Financial
          Corporation                                192,000         4,700 Ashland Incorporated                             188,470
                                                  ----------
                                                   1,581,812         5,000 Eog Resources Incorporated                       177,750
                                                                     3,800 Kerr-McGee Company                               251,826
FOOD & BEVERAGE                           4.4%                       5,300 Phillips Petroleum Company                       302,100
---------------                                                                                                         -----------
    3,900 Campbell Soup                              100,425                                                              1,379,636
    4,300 Coca-Cola Company                          193,500
    7,600 CVS Corporation                            293,360
    3,600 Darden Restaurants                         100,440   OIL & GAS - INTERNATIONAL                         1.5%
                                                               -------------------------
   35,900 Diageo Plc Sponsored ADR*                1,577,805        10,176 Exxon Mobil Corporation                          888,874
    5,500 General Mills                              240,790         8,800 Occidental Petroleum                             233,992
    4,700 Pepsi Bottling Company                     188,470         3,900 Royal Dutch Petroleum ADR                        227,253
                                                                                                                        -----------
   69,400 Sara Lee Corporation*                    1,314,436                                                              1,350,119
                                                  ----------
                                                   4,009,226
                                                               OIL & GAS - SERVICE                               2.0%
                                                               -------------------
GOLD & PRECIOUS METAL                     0.8%                      23,700 Ensco International Incorporated*                554,580
---------------------
   22,200 Alpharma Incorporated                      604,950        24,400 Schlumberger                                   1,284,660
                                                                                                                        -----------
   14,000 Freeport McMoran Copper-B                  154,700                                                              1,839,240
                                                   ----------
                                                     759,650
HEALTH CARE                               1.7%                 PAPER & FOREST                                    0.3%
-----------                                                    --------------
    7,100 Ims Health Incorporated                    202,350         5,300 Boise Cascade                                    186,401
   33,600 Mylan Laboratories*                        945,168         2,500 Willamette Industries                            123,750
                                                                                                                         ----------
    7,800 Unilever N V - ADR                         464,646                                                                310,151
                                                  ----------
                                                   1,612,164
HEALTH CARE SERVICE                       2.0%                 PRINTING & PUBLISHING                             0.3%
-------------------                                            ---------------------
   73,800 Boston Scientific Corporation*           1,254,600         6,300 R.R. Donnelley & Sons                            187,110
    8,100 Cardinal Health Incorporated               558,900         1,700 Meredith Corporation                              60,877
                                                  ----------                                                             ----------
                                                   1,813,500                                                                247,987
HOUSEHOLD PRODUCT                         0.1%
-----------------
    5,300 Newell Rubbermaid Incorporated             133,030


The accompanying notes to the financial statements are an integral part of this schedule.


SHARES OR                                                      SHARES OR
PRINCIPAL                                                      PRINCIPAL
---------                                                      ---------
EQUITIES (CONTINUED)                            MARKET VALUE   EQUITIES (CONTINUED)                                    MARKET VALUE
--------------------                            ------------   --------------------                                    ------------
RAILROAD                                  1.9%                 TRUCKING                                          0.2%
--------                                                       --------
    8,500 Burlington Northern Santa Fe            $  256,445         9,400 Ryder System                                 $   184,240
   50,400 Conoco Incorporated*                     1,456,560
                                                  ----------
                                                   1,713,005   UTILITY- ELECTRIC                                 0.5%
                                                               -----------------
                                                                     4,200 PPL Corporation                                  231,000
RETAIL - GENERAL                          4.0%                       4,900 TXU Corporation                                  236,131
----------------                                                                                                        -----------
   16,200 Abercrombie & Fitch*                       720,900                                                                467,131
   11,500 Dillard's Incorporated                     175,605
    3,700 Home Depot                                 172,235   UTILITY- GAS                                      0.7%
                                                               ------------
    5,700 May Department Stores                      195,282        21,100 Noble Drilling Corporation*                      691,025
    8,700 Sears Roebuck & Company                    368,097
   76,400 The Limited Incorporated                 1,262,128   UTILITY- TELEPHONE                                4.8%
                                                               ------------------
    8,200 TJX Cos Incorporated                       261,334         7,700 Alltell Corporation                              471,702
   10,500 Wal-Mart Stores Incorporated               512,400        18,200 Bell South Corporation                           732,914
                                                  ----------
                                                   3,667,981         1,000 Centurytel Incorporated                           30,300
                                                                     4,100 NCR Corporation*                                 192,700
SOFTWARE                                  6.3%                      21,927 SBC Communication, Incorporated                  878,396
--------
   68,200 BMC Software Incorporated*               1,537,228        39,132 Verizon Communications*                        2,093,562
                                                                                                                        -----------
    1,000 Broadvision Incorporated*                    5,000                                                              4,399,574
   33,000 Electronic Data Systems Corp.            2,062,500
   20,000 Microsoft Corporation*                   1,460,000   MISCELLANEOUS                                     1.0%
                                                               -------------
   16,000 Symantec Corporation*                      699,040           700 Analog Devices*                                   30,274
                                                  ----------
                                                   5,763,768        55,800 Palm Incorporated*                               338,706
                                                                   110,500 3 Com Corporation*                               524,875
                                                                                                                        -----------
                                                                                                                            893,855
TECHNOLOGY SEMICONDUCTORS                 2.0%
-------------------------
    7,800 Advanced Micro Devices*                    225,264   TOTAL EQUITIES (COST $83,982,967)                         89,355,121
   36,000 Intel Corporation                        1,053,000
    4,500 Maxim Integrated Products*                 198,945
    5,400 Micron Technology Incorporated*            221,940
    2,100 Qlogic Corporation*                        135,345   SHORT-TERM OBLIGATIONS                                AMORTIZED COST
                                                     -------   ----------------------                                --------------
                                                   1,834,494   DEMAND NOTES**                                    2.5%
                                                               --------------
TELECOMMUNICATION                         1.4%                    $388,894 American Family Demand Note                     $388,894
-----------------                                                          3.3610%  12-31-2031
   67,500 AT&T Wireless Group*                     1,103,625
    2,500 Qualcom Incorporated*                      146,200     1,969,631 Firstar Bank Demand Note                       1,969,631
                                                  ----------               3.5000%  12-31-2031                          -----------
                                                   1,249,825
                                                               TOTAL SHORT-TERM OBLIGATIONS
TELECOMMUNICATION  EQUIPMENT              1.8%                 (COST BASIS $2,358,525)                                    2,358,525
---------------------------                                                                                             -----------
    1,646 Northrop Grumman Corporation               131,845
   56,400 Raytheon Company                         1,497,420   TOTAL INVESTMENTS
                                                   ---------
                                                   1,629,265   (COST BASIS $86,341,492)                         99.6%    91,713,646

TRANSPORTATION EQUIPMENT                  0.1%                 CASH AND OTHER ASSETS, LESS
------------------------                                           LIABILITIES
    2,300 Danaher Corporation                        128,800                                                     0.4%       339,083
                                                                                                                        -----------

TRAVEL & RECREATION                       1.1%                 TOTAL NET ASSETS                                100.0%   $92,052,729
-------------------                                                                                                     ===========

   11,200 Carnival Corporation                       343,840
   15,200 Galileo International
          Incorporated*                              494,000
    4,200 Sabre Group Holdings
          Incorporated*                              210,000   *  NON-INCOME PRODUCING STOCKS.
                                                   ---------
                                                   1,047,840


** THESE SECURITIES HAVE A MATURITY OF MORE THAN ONE YEAR, BUT HAVE VARIABLE RATE AND DEMAND FEATURES WHICH QUALIFY THEM AS SHORT-TERM SECURITIES. THE RATES DISCLOSED ARE THOSE CURRENTLY IN EFFECT. THE RATES CHANGE PERIODICALLY BASED ON MARKET CONDITIONS OR A SPECIFIED MARKET INDEX.

THE PERCENTAGE SHOWN FOR EACH INVESTMENT CATEGORY IS THE TOTAL VALUE OF THAT CATEGORY AS A PERCENTAGE OF THE TOTAL NET ASSETS OF THE FUND.

The accompanying notes to the financial statements are an integral part of this schedule.

                                BALANCED PORTFOLIO
                             PORTFOLIO OF INVESTMENTS
                                  JUNE 30, 2001



SHARES OR                                                      SHARES OR
PRINCIPAL                                                      PRINCIPAL
---------                                                      ---------
EQUITIES                                 70.0%  MARKET VALUE   EQUITIES (CONTINUED)                                    MARKET VALUE
--------                                        ------------   --------------------                                    ------------
AEROSPACE & DEFENSE                       0.2%                 CAPITAL GOOD- PRODUCTION                          0.1%
-------------------                                            ------------------------
      500 General Dynamics
          Corporation                            $   38,905          600 Cooper Industries                             $    23,754

AIR TRANSPORTATION                        0.2%                 COMMUNICATION & MEDIA                             1.6%
------------------                                             ---------------------
      500 AMR Corporation*                            18,065        1,300 Comcast Corporation                               56,420
      400 Delta Airlines                              17,632        4,800 Gannett Company Incorporated*                    316,320
                                                  ----------                                                           -----------
                                                      35,697                                                               372,740

AUTO & TRUCK                              1.7%                 COMPUTER                                          0.3%
------------                                                   --------
      100 AutoZone Incorporated*                       3,750        1,600 Dell Computer Corporation*                        41,840
      200 Eaton Corporation                           14,020          900 EMC Corporation Massachusetts*                    26,145
                                                                                                                        ----------
    2,000 Ford Motor Company                          49,100                                                                67,985
   16,000 General Motors Class H*                    324,000
                                                  ----------
                                                     390,870   CONGLOMERATE                                      0.0%
                                                               ------------
                                                                      200 Tyco International Ltd.                           10,900
BANK & BANK HOLDING COMPANY               8.0%
---------------------------
    5,800 Bank Of America
          Corporation                                348,174
    1,866 Citigroup Incorporated                      98,599   COSMETIC & SOAP                                   0.2%
                                                               ---------------
      900 Federal Home Loan
          Mortgage Corporation                        63,000          400 Alberto-Culver Company                            16,816
   10,100 Fleet Boston Financial
          Group, Corporation*                        398,445          500 Procter & Gamble                                  31,900
                                                                                                                         ---------
    6,100 Ing Group Nv ADR                           401,807                                                                48,716
      670 J.P. Morgan Chase & Company                 29,882
      600 PNC Financial Services Group                39,474   DIVERSIFIED                                       0.1%
                                                               -----------
      800 Southtrust Corporation                      20,800          500 Corning Corporation                                8,355
      300 Sun Trust Banks
          Incorporated                                19,434          600 National Service Industries                       13,542
                                                                                                                         ---------
   18,700 U.S. Bancorp                               426,173                                                                21,897
    1,050 Washington Mutual
          Incorporated                                39,428
                                                  ----------
                                                   1,885,216
                                                               DRUGS                                            10.6%
                                                               -----
BUILDING & HOUSING                        0.1%                     10,100 Abbott Labs Company                              484,901
------------------
      700 Crane Company                               21,700        1,500 Bristol-Meyer/Squibb                              78,450
                                                                   10,800 Guidant Corporation*                             388,800
                                                                    1,792 Johnson & Johnson Company                         89,600
BUSINESS                                  2.1%                        700 Lilly Eli & Company                               51,800
--------
    5,200 First Data                                 334,100        1,400 Merck & Company                                   89,474
      300 H & R Block                                 19,365        1,700 Pfizer Incorporated                               68,085
    4,700 Manpower Incorporated                      140,530        5,600 Roche Holding ADR                                403,483
                                                  ----------
                                                     493,995       10,900 Schering Plough Corporation                      395,016
                                                                    7,500 Watson Pharmaceuticals Incorporated*             462,300
                                                                                                                       -----------
BUSINESS MECHANICS & SOFTWARE             4.8%                                                                           2,511,909
-----------------------------
    1,900 AOL Time Warner
          Incorporated*                              100,700   ELECTRICAL EQUIPMENT                              0.8%
                                                               --------------------
    2,100 Cisco Systems
          Incorporated*                               38,220          800 Emerson Electric Company                          48,400
    1,000 International Business
          Machines Corporation                       113,000        2,800 General Electric Company                         136,500
                                                                                                                        ----------
    2,000 Oracle Systems*                             38,000                                                               184,900
      400 Pitney Bowes Incorporated                   16,848
    7,400 Synopsys Incorporated*                     358,086
   32,500 Unisys Corporation*                        478,075   ELECTRONIC                                        1.7%
                                                  ----------   ----------
                                                   1,142,929          800 Agilent Technologies Incorporated*                26,000
                                                                    3,100 Intel Corporation                                 90,675
                                                                   14,100 Motorola Incorporated                            233,496
BUSINESS SERVICE                          0.2%                      1,400 Texas Instruments                                 44,100
----------------                                                                                                        ----------
      500 AutoDesk Incorporated                       18,650                                                               394,271
      800 Deluxe Corporation                          23,120
                                                  ----------
                                                      41,770


The accompanying notes to the financial statements are an integral part of this schedule.


SHARES OR                                                      SHARES OR
PRINCIPAL                                                      PRINCIPAL
---------                                                      ---------
EQUITIES (CONTINUED)                            MARKET VALUE   EQUITIES (CONTINUED)                                   MARKET VALUE
--------------------                            ------------   --------------------                                   ------------
ENERGY                                    0.3%                 INSURANCE                                        5.9%
------                                                         ---------
      500 Entergy Corporation                     $   19,195        8,000 Aetna Incorporated*                          $   206,960
      600 First Energy Corporation                    19,296          900 Aflac Corporation                                 28,341
    1,200 Southern Company                            27,900        7,400 Allstate Corporation                             325,526
                                                  ----------
                                                      66,391          512 American International Group                      44,032
                                                                      600 John Hancock Financial Services                   24,156
ENTERTAINMENT & LEISURE                   0.1%                      7,200 MBIA Incorporated                                400,896
-----------------------
      700 Brunswick Corporation                       16,821       11,800 Safeco Corporation                               348,100
                                                                      500 Unumprovident Corporation                         16,060
                                                                                                                        ----------
                                                                                                                         1,394,071
FINANCE COMPANY                           0.2%
---------------
      200 Household International                     13,340   MACHINERY - INDUSTRIAL                            0.1%
                                                               ----------------------
      500 Lehman Brothers Holdings                    38,875          600 Caterpillar Incorporated                          30,030
                                                      ------
                                                      52,215


FINANCIAL-INVESTMENT COMPANY              0.1%                 METAL & MINERAL                                   0.2%
----------------------------                                   ---------------
      300 Bear Stearns Companies
          Incorporated                                17,691          500 Nucor Corporation                                 24,445
                                                                    1,300 Inco Ltd.                                         22,438
                                                                                                                        ----------
                                                                                                                            46,883
FINANCIAL SERVICES                        0.6%
------------------
    1,200 Conseco Incorporated                        16,380   OFFICE EQUIPMENT                                  1.0%
                                                               ----------------
      800 Fannie Mae                                  68,120       43,300 Novell*                                          246,377
    1,600 National City Corporation                   49,248
                                                  ----------
                                                     133,748
                                                               OIL & GAS - DOMESTIC                              0.6%
                                                               --------------------
                                                                      300 Amerada Hess Corporation                          24,240
FOOD & BEVERAGE                           3.7%                        400 Apache Corporation                                20,300
---------------
      500 Campbell Soup                               12,875          600 Ashland Incorporated                              24,060
      400 Coca-Cola Company                           18,000          500 Eog Resources Incorporated                        17,775
      700 CVS Corporation                             27,020          400 Kerr-McGee Company                                26,508
      500 Darden Restaurants                          13,950          400 Phillips Petroleum Company                        22,800
                                                                                                                       -----------
    9,500 Diageo Plc Sponsored ADR*                  417,525                                                               135,683
      500 General Mills                               21,890
      400 Pepsi Bottling Company                      16,040   OIL & GAS - INTERNATIONAL                         0.5%
                                                               -------------------------
   18,200 Sara Lee Corporation*                      344,708          924 Exxon Mobil Corporation                           80,711
                                                  ----------
                                                     872,008          800 Occidental Petroleum                              21,272
                                                                      400 Royal Dutch Petroleum ADR                         23,308
                                                                                                                       -----------
GOLD & PRECIOUS METAL                     0.7%                                                                             125,291
---------------------
    6,000 Alpharma Incorporated                      163,500
    1,200 Freeport McMoran Copper-B                   13,260   OIL & GAS - SERVICE                               2.1%
                                                  ----------   -------------------
                                                     176,760        6,200 Ensco International Incorporated*                145,080
                                                                    6,500 Schlumberger                                     342,225
                                                                                                                       -----------
HEALTH CARE                               1.3%                                                                             487,305
-----------
    8,900 Mylan Laboratories*                        250,357
      900 Unilever N V - ADR                          53,613   PAPER & FOREST                                    0.1%
                                                  ----------   --------------
                                                     303,970          500 Boise Cascade                                     17,585
HEALTH CARE SERVICE                       1.6%                        200 Willamette Industries                              9,900
-------------------                                                                                                     ----------
   19,500 Boston Scientific
          Corporation*                               331,500                                                                27,485
      750 Cardinal Health
          Incorporated                                51,750
                                                  ----------
                                                     383,250   PRINTING & PUBLISHING                             0.1%
                                                               ---------------------
HOUSEHOLD PRODUCT                         0.1%                        700 R.R. Donnelley & Sons                             20,790
-----------------
      700 Newell Rubbermaid
          Incorporated                                17,570


The accompanying notes to the financial statements are an integral part of this schedule.

                                          Balanced Portfolio
                                       Portfolio of Investments
                                            June 30, 2001


SHARES OR                                                           SHARES OR
PRINCIPAL                                                           PRINCIPAL
EQUITIES (CONTINUED)                                MARKET VALUE    EQUITIES (CONTINUED)                              MARKET VALUE
--------------------                                ------------    --------------------                              ------------
RAILROAD                                      1.5%                  TRANSPORTATION EQUIPMENT                    0.0%
--------                                                            ------------------------
      900 Burlington Northern Santa Fe                 $27,153          200 Danaher Corporation                             $11,200
   11,200 Conoco Incorporated*                         323,680
                                                       -------
                                                       350,833
                                                                    TRUCKING                                    0.1%
                                                                    --------
RETAIL - GENERAL                              2.9%                         700 Ryder System                                  13,720
----------------
    4,300 Abercrombie & Fitch*                         191,350
    1,100 Dillard's Incorporated                        16,797      UTILITY- ELECTRIC                           0.2%
                                                                    -----------------
      300 Home Depot                                    13,965             400 PPL Corporation                               22,000
      600 May Department Stores                         20,556             500 TXU Corporation                               24,095
                                                                                                                             ------
      700 Sears Roebuck & Company                       29,617                                                               46,095
   20,200 The Limited Incorporated                     333,704
      700 TJX Cos Incorporated                          22,309      UTILITY- GAS                                0.8%
                                                                    ------------
    1,000 Wal-Mart Stores Incorporated                  48,800           5,600 Noble Drilling Corporation*                  183,400
                                                        ------
                                                       677,098
                                                                    UTILITY- TELEPHONE                          2.6%
                                                                    ------------------
SOFTWARE                                      5.0%                         800 Alltell Corporation                           49,008
--------
   18,800 BMC Software Incorporated*                   423,752           1,700 Bell South Corporation                        68,459
    7,500 Electronic Data Systems Corporation          468,750             400 NCR Corporation*                              18,800
    1,800 Microsoft Corporation*                       131,400           1,779 SBC Communication, Incorporated               71,267
    3,700 Symantec Corporation*                        161,653           7,976 Verizon Communications*                      426,716
                                                       -------                                                              -------
                                                     1,185,555                                                              634,250

                                                                    MISCELLANEOUS                               0.9%
                                                                    -------------
TECHNOLOGY SEMICONDUCTORS                     0.3%                      29,300 3 Com Corporation*                           139,175
-------------------------
      700 Advanced Micro Devices*                       20,216             300 Analog Devices*                               12,975
      200 Maxim Integrated Products*                     8,842          14,700 Palm Incorporated*                            89,229
                                                                                                                             ------
      400 Micron Technology Incorporated*               16,440                                                              241,379
      300 Qlogic Corporation*                           19,335
                                                        ------
                                                        64,833      TOTAL EQUITIES (COST $15,604,855 )                   16,514,452

TELECOMMUNICATION                             1.3%
-----------------
   17,800 AT&T Wireless Group*                         291,030      *  NON-INCOME PRODUCING STOCKS.
      200 Qualcom Incorporated*                         11,696
                                                        ------
                                                       302,726

TELECOMMUNICATION  EQUIPMENT                  1.6%
----------------------------
      200 Northrop Grumman Corporation                  16,020
   13,600 Raytheon Company                             361,080
                                                       -------
                                                       377,100

TRAVEL & RECREATION                           0.8%
-------------------
    1,100 Carnival Corporation                          33,770
    4,000 Galileo International Incorporated*          130,000
      400 Sabre Group Holdings Incorporated*            20,000
                                                        ------
                                                       183,770

The accompanying notes to the financial statements are an integral part of this schedule.


SHARES OR
PRINCIPAL                                                                                                              MARKET VALUE
---------                                                                                                              ------------
LONG-TERM OBLIGATIONS                                                                                      27.7%
---------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS                                                                         17.6%
----------------------------------
     $300,000         United States Treasury Bonds                              5.2500%  11-15-2028                        $274,394
       60,000         United States Treasury Bonds                              6.1250%  08-15-2029                          62,245
       70,000         United States Treasury Notes                              5.7500%  11-15-2005                          72,109
      115,000         United States Treasury Notes                              6.2500%  05-15-2030                         121,990
       21,872         United States Treasury Inflation Index Bonds              3.6250%  04-15-2028                          22,398
      408,857         United States Treasury Inflation Index Bonds              3.8750%  04-15-2029                         437,861
       10,000         United States Treasury Strips                             0.0000%  05-15-2017                           3,848
      170,000         United States Treasury Strips                             0.0000%  11-15-2021                          49,597
       30,000         United States Treasury Strips                             0.0000%  11-15-2024                           7,383


       90,000         Federal  National Mortgage Association                    5.5000%  02-15-2006                          89,978
       85,191         Federal  National Mortgage Association                    6.5000%  12-01-2030                          83,965
      158,156         Federal  National Mortgage Association                    6.5000%  12-01-2020                         155,879
      550,000         Federal  National Mortgage Association                    6.0000%  07-01-2031                         527,830
      469,953         Federal  National Mortgage Association                    6.0000%  05-01-2031                         451,520
      300,000         Federal  National Mortgage Association                    6.5000%  07-01-2031                         295,218
      130,000         Federal  National Mortgage Association                    6.0000%  05-01-2031                         124,900

       50,000         Federal Home Loan Mortgage Corporation                    5.2500%  01-15-2006                          49,524

      100,000         Freddie Mac                                               5.6250%  03-15-2011                          96,185

      200,000         Government National Mortgage Association                  6.0000%  07-01-2031                         193,626
      300,000         Government National Mortgage Association                  6.5000%  07-01-2031                         296,718
      700,000         Government National Mortgage Association                  8.0000%  07-01-2031                         725,375

       14,058         Sally Mae Floating Rate Note                              6.6600%  04-25-2007                          14,064
                                                                                                                             ------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                                                                                  4,156,607


ASSET BACKED OBLIGATIONS                                                                                    3.6%
------------------------
       51,823         Chevy Chase Home Loan                                     7.1500%  05-15-2015                          53,286
       52,853         Countrywide Home Credit Corporation                       7.3200%  09-25-2015                          53,516
      239,373         DLJ Commercial Mortgage Corporation                       5.8800%  11-12-2031                         238,483
      170,000         Green Tree Financial Corporation                          6.1600%  02-01-2031                         170,681
          496         Green Tree Financial Corporation                          7.8500%  07-15-2004                             497
      100,000         Green Tree Financial Corporation                          8.3000%  09-15-2027                          99,409
       70,000         Nomura Asset Securities Corporation                       7.1200%  04-13-2036                          72,466
       30,000         Scotia Pacific Company                                    7.7100%  01-20-2014                          22,509
       28,591         UCFC Home Equity Loan                                     5.9050%  02-15-2021                          28,791
      100,000         UCFC Home Equity Loan                                     5.9350%  01-15-2030                          98,998
                                                                                                                             ------
TOTAL ASSET BACKED OBLIGATIONS                                                                                              838,636


CORPORATE OBLIGATIONS                                                                                       6.5%
---------------------
AEROSPACE & DEFENSE                                                                                         0.1%
-------------------
       20,000         Lockheed Martin                                           8.5000%  12-01-2029                          22,242


BANKS & HOLDING COMPANIES                                                                                   0.8%
-------------------------
      200,000         Bank of Boston                                            6.3513%  11-16-2003                         200,048


The accompanying notes to the financial statements are an integral part of this schedule.


SHARES OR
PRINCIPAL                                                                                                              MARKET VALUE
---------                                                                                                              ------------
LONG-TERM OBLIGATIONS (CONTINUED)
CORPORATE OBLIGATIONS (CONTINUED)
COMPUTER                                                                                                    0.2%
--------
      $50,000         Electronic Data Systems                                   7.4500%  10-15-2029                         $50,399

COMMUNICATION & MEDIA                                                                                       0.4%
---------------------
      100,000         Peco Energy                                               6.5200%  12-31-2010                          99,767

FINANCIAL                                                                                                   2.4%
---------
      140,000         Amcar                                                     6.6900%  05-05-2004                         142,464
       93,000         Conseco Financial                                         8.7500%  02-09-2004                          88,350
       82,304         Dryden Investor Trust                                     7.1570%  07-23-2008                          81,860
      180,000         Ford Motor Company                                        7.7000%  05-15-2097                         170,457
      400,000         Morgan Stanley                                            0.4551%  02-15-2015                          16,539
       50,000         United Mexican States                                     11.500%  05-15-2026                          63,125
                                                                                                                             ------
                                                                                                                            562,795
FOOD & BEVERAGES                                                                                            0.1%
----------------
       25,000         Pepsi Bottling                                            7.0000%  03-01-2029                          25,076


POLLUTION CONTROL                                                                                           0.6%
-----------------
      150,000         USA Waste Services                                        7.0000%  07-15-2028                         134,243

RAILROAD TRANSPORTATION                                                                                     0.1%
-----------------------
       20,000         Conrail                                                   7.8750%  05-15-2043                          19,866

TELECOMMUNICATION                                                                                           1.1%
-----------------
       20,000         France Telecommunication                                  7.7500%  03-01-2011                          20,420
       60,000         Marconi Corporation                                       8.3750%  09-15-2030                          50,371
       50,000         SPRINT                                                    6.9000%  05-01-2019                          43,913
       50,000         TCI Communications Incorporated                           6.3750%  05-01-2003                          50,795
      100,000         WorldCom Incorporated                                     8.2500%  05-15-2031                          98,354
                                                                                                                             ------
                                                                                                                            263,853

MISCELLANEOUS                                                                                               0.2%
-------------
       50,000         CSX Corporation                                           7.9500%  05-01-2027                          52,125

INTERNATIONAL
VENEZUELA- FINANCE                                                                                          0.5%
------------------
      130,000         Petrozuata Financial Guarntantee 144a                     8.2200%  04-01-2017                         107,576
                                                                                                                            -------

TOTAL CORPORATE OBLIGATIONS                                                                                               1,537,990

NUMBER OF CONTRACTS
OPTIONS-PURCHASED                                                                                           0.0%
-----------------
                      Call Options Euro Futures
            1         Exercise Price $95.50, Expiring September 2001                                                          1,668

                      Put Options T-Bonds
            2         Exercise Price $101.00, Expiring August 2001                                                            3,650
                      Call Options OTC Futures
          100         Exercise Price $97.5625, Expiring January 2002                                                          2,413
                                                                                                                              -----
                                                                                                                              7,731
TOTAL LONG TERM OBLIGATIONS COST ($6,547,838)                                                                             6,540,964


The accompanying notes to the financial statements are an integral part of this schedule.


SHARES OR
PRINCIPAL
---------
SHORT-TERM OBLIGATIONS                                                                                     10.4%     AMORTIZED COST
----------------------                                                                                               --------------
U.S. Government and Agency Obligations                                                                      1.3%
 (A) $300,000         Federal  National Mortgage Association Discount Note      4.9400%  08-09-2001                        $298,391

DEMAND NOTES **                                                                                             9.1%
---------------
      546,555         American Family Demand Note                               3.3610%  12-31-2031                         546,555
      700,331         Firstar Bank Demand Note                                  3.5000%  12-31-2031                         700,331
      454,329         Wisconsin Corporation Credit Demand  Note                 3.4200%  12-31-2031                         454,329
      460,354         Wisconsin Electric Demand Note                            3.3610%  12-31-2031                         460,354
                                                                                                                            -------
TOTAL DEMAND NOTES                                                                                                        2,161,569

TOTAL SHORT-TERM OBLIGATIONS (COST BASIS $2,459,964)                                                                      2,459,960
                                                                                                                 ===================
TOTAL INVESTMENTS (COST BASIS $24,612,657)                                                                               25,515,372
                                                                                                                 ===================

SHARES OR
PRINCIPAL
NUMBER OF CONTRACTS                                                                                                    MARKET VALUE
-------------------                                                                                                    ------------
Options-Written                                                                                             0.0%
---------------
                      Call Options  10 Year Treasury Note Futures
1                     Exercise Price $106.00,  Expiring September 2001                                                         (219)

                      Call Options  10 Year Treasury Note Futures
1                     Exercise Price $105.00,  Expiring August 2001                                                            (401)

                      Call Options 10 Year Treasury Note Futures
2                     Exercise Price $107.00,  Expiring September 2001                                                         (250)

                      Put Options 10 Year Treasury Note Futures
2                     Exercise Price $103.00,  Expiring August 2001                                                          (2,208)

                      Put Options 10 Year Treasury Note Futures
3                     Exercise Price $102.00,  Expiring September 2001                                                       (1,923)

                      Call Options 10 Year Treasury Bonds Futures
3                     Exercise Price $106.00,  Expiring September 2001                                                         (327)

                      Call Options 10 Year Treasury Bonds Futures
1                     Exercise Price $104.00,  Expiring September 2001                                                         (313)
                                                                                                                               -----

TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $10,226)                                                                            (5,641)

TOTAL INVESTMENTS NET OF
OUTSTANDING WRITTEN OPTIONS                                                                               108.0%         25,509,731

CASH AND OTHER ASSETS, LESS
    LIABILITIES                                                                                            -8.0%         (1,918,941)
                                                                                                                         -----------

TOTAL NET ASSETS                                                                                          100.0%        $23,590,790
                                                                                                                 ===================

** THESE SECURITIES HAVE A MATURITY OF MORE THAN ONE YEAR, BUT HAVE VARIABLE RATE AND DEMAND FEATURES WHICH QUALIFY THEM AS SHORT-TERM SECURITIES. THE RATES DISCLOSED ARE THOSE CURRENTLY IN EFFECT. THE RATES CHANGE PERIODICALLY BASED ON MARKET CONDITIONS OR A SPECIFIED MARKET INDEX.

THE PERCENTAGE SHOWN FOR EACH INVESTMENT CATEGORY IS THE TOTAL VALUE OF THAT CATEGORY AS A PERCENTAGE OF THE TOTAL NET ASSETS OF THE FUND.

The accompanying notes to the financial statements are an integral part of this schedule.

(A) $100,000 OF U.S. GOVERNMENT AGENCY SECURITIES PLEDGED AS MARGIN FOR FUTURES CONTRACTS. THE PORTFOLIO HAD THE FOLLOWING open futures contracts at June 30, 2001:


OPEN  FUTURES  CONTRACTS:

                                                                                                            UNREALIZED
                                       NUMBER OF       PRINCIPAL                                          GAINS (LOSSES)
                TYPE                   CONTRACTS        AMOUNT          POSITION         EXPIRATION       JUNE 30, 2001
                ----                   ----------       -------         --------         ----------       --------------
5 Year U.S. Treasury Notes                 6            $6,000           Short           Sept. 2001          $4,149

U.S. Govt Bond Futures                     6             6,000            Long           Sept. 2001           3,220

10 Year U.S. Treasury Notes                1             1,000           Short           Sept. 2001             308

10 Year U.S. Agency                        1             1,000           Short           Sept. 2001           1,370

90- Day Euro Futures                       1             2,500           Short            June 2002               0

90- Day Euro Futures                       1             2,500           Short           Sept. 2001               0
                                                                                                          --------------
                                                                                                             $9,047
                                                                                                          ==============

The accompanying notes to the financial statements are an integral part of this schedule.

AHA INVESTMENT FUNDS, INC.
STATEMENTS OF ASSETS AND
LIABILITIES
AS OF JUNE 30, 2001

-------------------------------------------------------------------------------------------------------
                                               FULL           LIMITED
                                               MATURITY       MATURITY       DIVERSIFIED
                                               FIXED INCOME   FIXED INCOME   EQUITY         BALANCED
                                               PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
-------------------------------------------------------------------------------------------------------

ASSETS:
Investments, at market value                   $42,641,936    $50,582,891    $91,713,646    $25,515,376
Receivable for investments sold                  1,707,329              0      5,327,058      1,348,102
Cash                                                     0            527              0              0
Dividends and interest receivable                  413,976        500,516         88,902         78,845
Other Assets                                         6,723          9,212         14,761          3,923
                                               -----------    -----------    -----------    -----------

  Total Assets                                 $44,769,964    $51,093,146    $97,144,367    $26,946,246
                                               ===========    ===========    ===========    ===========

LIABILITIES:
Payable for investments purchased              $ 4,711,545    $         0    $ 5,075,643    $ 3,332,774
Payable for futures sold                             4,346              0              0          3,860
Options written and securities sold short
 at market value                                 1,506,801              0              0          5,641
Accrued expenses and other liabilities               7,678         17,629         15,995         13,181
                                               -----------    -----------    -----------    -----------

  Total Liabilities                            $ 6,230,370    $    17,629    $ 5,091,638    $ 3,355,456
                                               -----------    -----------    -----------    -----------

NET ASSETS                                     $38,539,594    $51,075,517    $92,052,729    $23,590,790
                                               ===========    ===========    ===========    ===========
Net Assets consist of:
Capital Stock ($0.01 par value and
 200 million shares authorized) and
    Paid-in Capital                            $39,592,918    $52,650,241    $81,674,626    $22,276,903

Undistributed net investment income                      0              0         22,670         15,193
Accumulated net realized gain (loss)
 on investments sold                            (1,382,358)    (2,545,790)     4,983,279        382,343
Net unrealized appreciation
  of investments, futures and options              329,034        971,066      5,372,154        916,351
                                               -----------    -----------    -----------    -----------
TOTAL NET ASSETS                               $38,539,594    $51,075,517    $92,052,729    $23,590,790
                                               ===========    ===========    ===========    ===========
Number of Shares Outstanding at
 the end of year                                 3,816,601      4,897,043      5,787,782      2,573,482
                                               -----------    -----------    -----------    -----------
NET ASSET VALUE PER SHARE                      $     10.10    $     10.43    $     15.90    $      9.17
                                               ===========    ===========    ===========    ===========


THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

AHA INVESTMENT FUNDS, INC.
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2001


-------------------------------------------------------------------------------------------------------
                                               FULL           LIMITED
                                               MATURITY       MATURITY       DIVERSIFIED
                                               FIXED INCOME   FIXED INCOME   EQUITY         BALANCED
                                               PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
-------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest income                               $3,684,876      $4,042,651     $    303,134   $   754,535
Dividends                                              0               0        1,289,547       275,640
                                             -----------      ----------     ------------   -----------
Total investment income                       $3,684,876      $4,042,651     $  1,592,681   $ 1,030,175

EXPENSES:
Custodian fees                                $   24,386      $   11,196     $     21,427   $    24,425
Accounting fees                                   48,359          37,376           35,473        40,704
Transfer agent fees                               10,732          13,363           22,389         6,894
Legal fees                                        35,898          35,898           35,898        35,898
Audit and tax return fees                         16,563          16,196           16,563        16,563
Director fees and expenses                         7,754           7,754            7,754         7,754
Officers and directors insurance                   7,820           7,616           14,354         5,326
Administrative and other fees                     12,467          12,500           14,005        13,851
                                              ----------     -----------     ------------   -----------
  Total Expenses                              $  163,979      $  141,899     $    167,863   $   151,415

NET INVESTMENT INCOME                         $3,520,897      $3,900,752     $  1,424,818   $   878,760

REALIZED AND UNREALIZED GAINS
 ON INVESTMENTS
Net realized gain on investments sold         $  499,141      $  580,337     $ 12,613,723   $ 3,839,555
Net realized gain on closed futures
 and option contracts                             70,161               0                0        21,798
Net change in unrealized appreciation
 (depreciation) of investments, futures,
 and options                                   1,749,253       1,327,187      (10,701,080)   (1,626,577)
                                              ----------     -----------     ------------   -----------
NET GAIN ON INVESTMENTS                       $2,318,555      $1,907,524     $  1,912,643   $ 2,234,776
                                              ==========     ===========     ============   ===========
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                    $5,839,452      $5,808,276     $  3,337,461   $ 3,113,536
                                              ----------     -----------     ------------   -----------

THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

AHA INVESTMENT FUNDS, INC.
STATEMENTS OF CHANGES IN NET
ASSETS


-------------------------------------------------------------------------------------------------------------
                                      FULL MATURITY                          LIMITED MATURITY
                                      FIXED INCOME PORTFOLIO                 FIXED INCOME PORTFOLIO
                                      -------------------------------        --------------------------------

                                      YEAR ENDED        YEAR ENDED           YEAR ENDED         YEAR ENDED
                                      JUNE 30, 2000     JUNE 30, 2001        JUNE 30, 2000      JUNE 30, 2001
-------------------------------------------------------------------------------------------------------------

OPERATIONS:
Net investment income                 $ 4,957,438       $  3,520,897         $  4,694,924       $   3,900,752
Net realized gain  (loss) on
 investments sold and closed
 futures and option contracts            (932,352)           569,302           (1,072,381)            580,337
Net change in unrealized
 appreciation (depreciation) of
 investments, futures and options        (419,306)         1,749,253              362,148           1,327,187
                                      -----------       ------------         ------------       -------------
Net increase in net assets
 resulting from operations              3,605,780          5,839,452            3,984,691           5,808,276
                                      -----------       ------------         ------------       -------------

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment
 income                                (4,957,438)        (3,520,897)          (4,694,924)         (3,900,752)
Capital gains distribution                     --                 --                   --                  --
                                      -----------       ------------         ------------       -------------
Net decrease in net assets
 resulting from distributions         $(4,957,438)      $ (3,520,897)        $ (4,694,924)      $  (3,900,752)

SHARE TRANSACTIONS:
Subscriptions of fund shares            4,528,656          1,150,038           26,740,119           1,423,590
Investment income dividends
 reinvested                             4,954,460          3,428,039            4,622,712           3,890,314
Capital gains distributions
 reinvested                                    --                 --                   --                  --
                                      -----------       ------------         ------------        ------------
Gross increase in fund shares           9,483,116          4,578,077           31,362,831           5,313,904
Redemptions of fund shares             (3,363,413)       (46,545,306)         (49,514,131)        (41,959,090)
                                      -----------       ------------         ------------        ------------
Net increase (decrease) from
 share transactions                     6,119,703        (41,967,229)         (18,151,300)        (36,645,186)
                                      -----------       ------------         ------------        ------------
Net increase (decrease) in net
 assets                               $ 4,768,045       $(39,648,674)        $(18,861,533)       $(34,737,662)

TOTAL NET ASSETS
Beginning of Year                      73,420,223         78,188,268          104,674,712         85,813,179
                                      -----------       ------------         ------------       ------------

End of Year                           $78,188,268       $ 38,539,594         $ 85,813,179       $ 51,075,517
                                      ===========       ============         ============       ============

Undistributed net
investment income                     $         0       $          0         $          0       $          0
                                      ===========       ============         ============       ============


THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

AHA INVESTMENT FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS


---------------------------------------------------------------------------------------------------------
                                    DIVERSIFIED EQUITY PORTFOLIO         BALANCED PORTFOLIO
                                    ------------------------------       --------------------------------

                                    YEAR ENDED       YEAR ENDED          YEAR ENDED         YEAR ENDED
                                    JUNE 30, 2000    JUNE 30, 2001       JUNE 30, 2000      JUNE 30, 2001
---------------------------------------------------------------------------------------------------------

OPERATIONS:
Net investment income               $  1,420,204     $  1,424,818         $  1,342,521      $    878,760
Net realized gain on
 investments sold and closed
 futures and option contracts         15,906,232       12,613,723            6,298,817         3,861,353
Net change in unrealized
 (depreciation) of investments,
futures, and options                  (9,629,101)     (10,701,080)          (5,818,438)       (1,626,577)
                                    ------------     ------------         ------------      ------------
Net increase in net assets
 resulting from operations             7,697,335        3,337,461            1,822,900         3,113,536
                                    ------------     ------------         ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment
 income                               (1,412,862)      (1,451,483)          (1,367,306)         (918,011)
Capital gains distribution           (12,462,482)     (20,955,046)          (8,444,132)       (6,418,632)
                                    ------------     ------------         ------------      ------------
Net decrease in net assets
 resulting from distributions       $(13,875,344)    $(22,406,529)        $ (9,811,438)     $ (7,336,643)

SHARE TRANSACTIONS:
Subscriptions of fund shares           9,863,259        5,626,330              200,891                 0
Investment income dividends
 reinvested                            1,412,862        1,451,483            1,367,306           918,011
Capital gains distributions
 reinvested                           12,462,482       20,955,046            8,444,132         6,418,632
                                    ------------     ------------         ------------      ------------

Gross increase in fund shares         23,738,603       28,032,859           10,012,329         7,336,643
Redemptions of fund shares           (12,666,860)     (48,696,948)         (16,388,739)      (28,458,702)
                                    ------------     ------------         ------------      ------------
Net increase (decrease) from
 share transactions                   11,071,743      (20,664,089)          (6,376,410)      (21,122,059)
                                    ------------     ------------         ------------      ------------
Net increase (decrease)
in net assets                       $  4,893,734     $(39,733,157)        $(14,364,948)     $(25,345,166)

TOTAL NET ASSETS
Beginning of Year                    126,892,152      131,785,886           63,300,904        48,935,956
                                    ------------     ------------         ------------      ------------

End of Year                         $131,785,886     $ 92,052,729         $ 48,935,956      $ 23,590,790
                                    ============     ============         ============      ============

Undistributed net investment
 income                             $     49,335     $     22,670         $    741,424      $     15,193
                                    ============     ============         ============      ============

THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

AHA INVESTMENT FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001




------------------------------------------------------------------------------
NOTE 1.
SIGNIFICANT ACCOUNTING POLICIES
The following are the significant accounting policies of Full Maturity Fixed Income, Limited Maturity Fixed Income, Diversified Equity and Balanced Portfolios (the "Portfolios"), each a series of AHA Investment Funds, Inc., a Maryland corporation, ("Fund").

SECURITY VALUATIONS
All securities are recorded at fair market value as of June 30, 2001. Securities traded on national securities exchanges are valued at last reported sales prices or, if there are no sales, at the latest bid quotation. Each over-the-counter security for which the last sale price is available from NASDAQ is valued at that price. Due to technical difficulties on June 29, 2001, the NASDAQ remained open one additional hour. Consequently, NASDAQ traded securities, typically priced at 4:00 p.m. eastern time, were priced using the 5:00 p.m. eastern time closing price. All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation. Securities convertible into equity securities are valued at the greater of latest bid valuation or net conversion value. Short-term securities are stated at amortized cost, which approximates fair value. Other assets and securities are valued by a method that the Board of Directors believes represents a fair value.

ACCOUNTING FOR FUTURES
The Fund may enter into long or short positions in futures contracts in order to hedge against the effect of changing values on portfolio securities held. When the Fund enters into a futures contract, it is required to deposit, into a segregated account at its custodian bank, U.S. Government securities as guarantee that it will meet the futures commitment. Each day the Fund receives or pays cash, called "variation margin," equal to the daily change in the market value of the futures contracts. Such receipts and payments are recorded as unrealized gains or losses until the futures contracts expire or are closed out. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Portfolios seek to close out a contract and changes in the value of the futures contract may not correlate with changes in the value of the portfolio securities being hedged. The Full Maturity Fixed Income and Balanced Portfolios had open futures contracts as of June 30, 2001.

ACCOUNTING FOR OPTIONS
The Fund may purchase and write (sell) put and call options on U.S. securities, stock indices, and futures contracts that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options, which expire unexercised, are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. Transactions in options written for the year ended June 30, 2001 for the Fund were as follows:


-------------------------------------------------------------------------------------------------------------------------

                                                           FULL MATURITY FIXED INCOME        BALANCED
                                                           -----------------------------     ----------------------------

ACCOUNTING FOR OPTIONS                                     NUMBER OF     PREMIUMS            NUMBER OF    PREMIUMS
                                                           CONTRACTS     (000'S)             CONTRACTS    (000'S)
-------------------------------------------------------------------------------------------------------------------------

Options Outstanding at Beginning of Year                         73       $     48,697          40,034      $   26,830
Options Written                                                 573       $    319,848             186      $  109,574
Options Terminated in Closing Purchase Transactions            (467)      $   (253,530)        (40,152)     $  (81,448)
Options Expired                                                (142)      $    (92,111)            (55)     $  (44,730)
                                                               -----     --------------            ----    ------------
Options Outstanding at June 30, 2001                             37       $     22,904              13      $   10,226
-------------------------------------------------------------------------------------------------------------------------

The Limited Maturity and Diversified Equity Portfolios did not purchase or hold any options during the year ended June 30, 2001.

INVESTMENT OPTIONS
FULL MATURITY FIXED INCOME PORTFOLIO
Seeks over the long term the highest level of income consistent with preservation of capital. Invests primarily on high quality fixed income securities. There is no restriction on the maximum maturity of the securities purchased. The average dollar-weighted maturity will vary and may exceed 20 years.

LIMITED MATURITY FIXED INCOME PORTFOLIO
Seeks a high level of current income, consistent with preservation of capital and liquidity. Invests primarily in high quality fixed income securities and maintains an average dollar-weighted portfolio maturity of five years or less.

DIVERSIFIED EQUITY PORTFOLIO
Seeks long-term capital growth. Invests primarily in equity securities and securities having equity characteristics.

BALANCED PORTFOLIO
Seeks a combination of growth of capital and income. Invests varying proportions of its assets in equity and fixed income securities, with not less than 25 percent of total assets invested in fixed income securities.

REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements with respect to any of the types of securities in which they are authorized to invest without regard to the maturity of the underlying security. Repurchase agreements will be affected only with banks, savings institutions and broker-dealers. They involve the purchase by a Portfolio of a debt security with the condition that, after a stated period of time, the original seller will buy back the same security at a predetermined price or yield. Repurchase agreements are used to enhance liquidity and to earn income for periods as short as overnight. To minimize risk, the securities underlying each repurchase agreement will be maintained with the Fund's custodian, or a sub-custodian, in an amount at least equal in value to the repurchase price under the agreement (including accrued interest thereunder), and such agreements will only be affected with parties that meet certain creditworthiness standards. However, in the event the other party to the repurchase agreement fails to repurchase the securities subject to such agreement, a Portfolio could suffer a loss to the extent it is precluded from selling the securities or, if due to delays, proceeds from the same are less than the repurchase price. The Fund had no outstanding repurchase agreements at June 30, 2001.

FEDERAL INCOME TAXES
No provision is made for Federal Income Taxes since the Portfolios elect to be taxed as "regulated investment companies" and make such distributions to their shareholders as to be relieved of all Federal income taxes under provisions of current Federal tax law. At June 30, 2001 the Funds' most recent fiscal year end, the approximate capital loss carryforwards for U.S. Federal income tax purposes for the Full Maturity Fixed Income Portfolio and Limited Maturity Fixed Income Portfolio were approximately $1.2 million and $2.6 million respectively. These capital loss carryforwards expire beginning in the year ending June 30, 2003 and are available to offset future capital gains.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. To the extent these book and tax differences are permanent in nature, such amounts are reclassified among paid in capital, undistributed net investment income and undistributed net realized gain (loss) on investments. These differences are primarily related to deferral of losses on wash sales and character of capital loss carryforwards.

USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER INFORMATION
The accounts of the Fund are kept on the accrual basis of accounting. Securities transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the specific identification cost basis. Dividend income is recognized on the ex-dividend date.

SHAREHOLDERS MEETING
On February 28, 2001, the Fund's shareholders at a special meeting approved a new corporate management agreement between the Fund and CCM Advisors, LLC ("CCMA") in connection with CCMA's purchase of the assets of Hewitt Associates relating to the operations of the Fund and the AHA Investment Program (the "Program").

NOTE 2.
FUND DISTRIBUTIONS
The Full Maturity Fixed Income Portfolio and the Limited Maturity Fixed Income Portfolio declare income dividends from net investment income daily and pay these dividends monthly, on the last day of every month.

In the Diversified Equity Portfolio and Balanced Portfolio, dividends from net investment income are declared on the thirteenth day of the last month of each quarter; the ex-dividend date is the fourteenth; and payment is made on the fifteenth. The aggregate distributions of net investment income for the Diversified Equity Portfolio and Balanced Portfolio were $0.263 and $0.362 per share, respectively, during the year ended June 30, 2001.

During the year ended June 30, 2001 the Diversified Equity and Balanced Portfolios made a long-term capital gain distribution of $3.082 and $1.424 per share, respectively.

During the year ended June 30, 2001 the Diversified Equity and Balanced Portfolios made a short-term capital gain distribution of $1.845 and $2.093 per share, respectively.

NOTE 3.
DIRECTORS' FEES AND TRANSACTIONS WITH AFFILIATES
Directors not affiliated with CCMA or American Hospital Association ("AHA") received $1,000 for each quarterly meeting and $500 for each special meeting of the Board of Directors, or committee thereof, (plus travel expenses). No remuneration has been paid to any principal or employee of the Fund's investment consultant, CCMA, or any director or officer of AHA. The investments of the Portfolios are managed by various advisory organizations, which serve as the investment managers. The Fund pays no fees to CCMA or to the investment managers.

CCMA is compensated for its services directly by the shareholders and not by the Portfolios pursuant to The Program Services Agreement it has with each shareholder, under which CCMA provides asset allocation consulting and certain other services. The fees of the investment managers are paid by CCMA. The Program Service Fee is equal to .50% for the Full Maturity and Limited Maturity Portfolios and 0.75% for the Balanced and Diversified Equity Portfolios and is reflected in the total return as disclosed in the financial highlights tables and not in the financial statement.

CCMA has voluntarily undertaken to pay certain expenses of the Portfolios (or to reimburse the Portfolios for certain expenses) as may be necessary to limit total expenses of the Portfolios to specified amounts. American Hospital Association Services, Inc. has, in this regard, agreed to reimburse CCMA for one-half of the amounts incurred by CCMA pursuant to this undertaking. The maximum expense as a percent of average net assets for the Full Maturity Fixed Income Portfolio, the Limited Maturity Fixed Income Portfolio, the Diversified Equity Portfolio, and the Balanced Portfolio is 0.50% (annual percentage). The Portfolios have reached asset levels, which allow the reduction of expenses to percentage amounts below that set forth above. The Portfolios may reimburse CCMA for the expenses of the Portfolios it voluntarily has absorbed on or after September 1, 1989, provided that such reimbursement does not cause the percentage expense limitations set forth above to be exceeded and is approved by the Board of Directors of the Fund.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

DIRECTORS' FEES AND
TRANSACTIONS WITH
AFFILIATES (CONTINUED)

There is no commitment, however, by the Fund to make any such reimbursement. As of June 30, 2001, approximate expenses paid on behalf of or reimbursed to the Portfolio by CCMA since September 1, 1989, were: $101,400 for the Full Maturity Fixed Income Portfolio; $41,000 for the Limited Maturity Fixed Income Portfolio; $116,000 for the Diversified Equity Portfolio; and $10,900 for the Balanced Portfolio.

NOTE 4.
SHORT-TERM DEBT
To facilitate portfolio liquidity, each Portfolio is authorized to borrow against portfolio securities. During the year ended June 30, 2001, there were no borrowings.

NOTE 5.
INVESTMENT TRANSACTIONS
The aggregate cost of purchases and proceeds from sales of securities (exclusive of short-term obligations) for the year ended June 30, 2001 is presented below:


---------------------------------------------------------------------------------

PORTFOLIO                                PURCHASES           SALES
---------------------------------------- ------------------- --------------------

Full Maturity Fixed Income                   $125,229,790        $159,944,836

Limited Maturity Fixed Income                 116,672,162         147,165,409

Diversified Equity                            103,532,223         136,301,659

Balanced                                       71,697,684          96,034,735

---------------------------------------------------------------------------------

At June 30, 2001 gross unrealized appreciation and depreciation of investments, futures and options on a tax basis and the cost of investments for financial reporting purposes and for Federal income tax purposes were as follows:


----------------------------------------------------------------------------------------------------------------------

                                                                                COST OF INVESTMENTS
                                                                                --------------------------------------

                                                                                FINANCIAL           FEDERAL
PORTFOLIO                              APPRECIATION         DEPRECIATION        REPORTING           INCOME TAX
----------------------------------------------------------------------------------------------------------------------

Full Maturity Fixed Income                $715,557            $386,523           $42,328,394          $42,328,394

Limited Maturity Fixed Income              985,609              14,543            49,611,825           49,611,825

Diversified Equity                      11,506,754           6,134,600            86,341,492           86,341,492

Balanced                                 2,170,911           1,254,560            24,612,657           24,612,657


NOTE 6.
TRANSACTIONS IN CAPITAL STOCK SHARES


------------------------------------------------------------------------------------------------------------------------

                                                FOR THE YEAR ENDED JUNE 30, 2001
                                              --------------------------------------------------------------------------

                                              FULL                LIMITED
                                              MATURITY            MATURITY             DIVERSIFIED
                                              FIXED INCOME        FIXED INCOME         EQUITY             BALANCED
                                              PORTFOLIO           PORTFOLIO            PORTFOLIO          PORTFOLIO
------------------------------------------------------------------------------------------------------------------------

Transactions in capital stock shares
 were as follows:

Subscriptions of fund shares                       115,024            138,102              306,142                 0
Investment income dividends
 reinvested                                        345,825            381,543               77,673            79,938
Capital Gains Distribution reinvested                    0                  0            1,399,803           741,182
                                              ----------------    -----------------    ---------------    --------------
Gross increase in fund shares                      460,849            519,645            1,783,618           821,120
Redemptions of fund shares                      (4,724,557)        (4,106,938)          (2,260,046)       (2,180,712)
                                              ----------------    -----------------    ---------------    --------------
Net (decrease) in fund shares                   (4,263,708)        (3,587,293)            (476,428)       (1,359,592)
Beginning of Year                                8,080,309          8,484,336            6,264,210         3,933,074
                                              ----------------    -----------------    ---------------    --------------
End of Year                                      3,816,601          4,897,043            5,787,782         2,573,482
                                              ---------------- -- ----------------- -- --------------- -- --------------


------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------

                                              FOR THE YEAR ENDED JUNE 30, 2000
                                              --------------------------------------------------------------------------

                                              FULL                LIMITED
                                              MATURITY            MATURITY             DIVERSIFIED
                                              FIXED INCOME        FIXED INCOME         EQUITY             BALANCED
                                              PORTFOLIO           PORTFOLIO            PORTFOLIO          PORTFOLIO
------------------------------------------------------------------------------------------------------------------------

Transactions in capital stock shares
 were as follows:

Subscriptions of fund shares                       462,050           2,640,180            462,850              13,828
Investment income dividends
 reinvested                                        512,380             453,747             66,123             102,300
Capital Gains Distribution reinvested                    0                   0            602,343             684,844
                                              ----------------    -----------------    ---------------    --------------
Gross increase in fund shares                      974,430           3,093,927          1,131,316             800,972
Redemptions of fund shares                        (346,580)         (4,876,587)          (596,476)         (1,177,138)
                                              ----------------    -----------------    ---------------    --------------
Net increase (decrease) in fund shares             627,850          (1,782,660)           534,840            (376,166)
Beginning of Year                                7,452,459          10,266,996          5,729,370           4,309,240
                                              ----------------    -----------------    ---------------    --------------
End of Year                                      8,080,309           8,484,336          6,264,210           3,933,074
                                              ----------------    -----------------    ---------------    --------------

------------------------------------------------------------------------------------------------------------------------

NOTE 7:
FINANCIAL HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR:
FULL MATURITY FIXED INCOME PORTFOLIO


------------------------------------------------------------------------------------------------------------------------------

                                                    YEAR ENDED JUNE 30
                                                    --------------------------------------------------------------------------

                                                        1997           1998           1999             2000            2001
------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF YEAR                     $9.63           $9.79         $10.18            $9.85          $9.68

INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                0.65            0.64           0.60             0.64           0.63
   Net realized and unrealized gain (loss)
    on investments and futures                          0.16            0.39          (0.33)           (0.17)          0.42
                                                    -------------- -------------- ------------- -------------- ---------------
    Total from Investment Operations                    0.81            1.02           0.27             0.47           1.05

LESS DISTRIBUTIONS:
Net investment income                                  (0.65)          (0.64)         (0.60)           (0.64)         (0.63)
Net realized capital gains                             (0.00)          (0.00)         (0.00)           (0.00)         (0.00)
                                                    -------------- -------------- ------------- -------------- ---------------
   Total Distributions                                 (0.65)          (0.64)         (0.60)           (0.64)         (0.63)
                                                    -------------- -------------- ------------- -------------- ---------------

NET ASSET VALUE, END OF YEAR                           $9.79          $10.18          $9.85            $9.68         $10.10
                                                    ============== ============== ============= ============== ===============

TOTAL RETURN ON NET ASSET VALUE (A)                     8.09%          10.20%          2.11%            4.41%         10.61%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in thousands)                $50,796         $71,829        $73,420          $78,188        $38,540
Ratio of Expenses to Average Net Assets (B)             0.21%           0.17%          0.16%            0.17%          0.31%
Ratio of Net Investment Income to
 Average Net Assets (B)                                 6.63%           6.19%          5.90%            6.55%          6.74%
Portfolio turnover rate                               304.93%         178.52%        273.61%          211.40%        236.10%


---------------------------------------------------

(A) Total Return on Net Asset Value is net of the management fee of 0.50% per annum.
(B) Ratios include all management fees and expenses except for the program services fee.

NOTE 7:
FINANCIAL HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR:
LIMITED MATURITY FIXED INCOME PORTFOLIO


-----------------------------------------------------------------------------------------------------------------------------


                                                    YEAR ENDED JUNE 30
                                                    -------------------------------------------------------------------------

                                                       1997          1998           1999          2000            2001
-----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF YEAR                     $10.12       $10.16         $10.22         $10.20          $10.11

INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                 0.61         0.60           0.53           0.58            0.63
   Net realized and unrealized gain (loss)
    on investments and futures                           0.04         0.06          (0.02)         (0.09)           0.32
                                                    ------------ -------------- ------------- -------------- ----------------
    Total from Investment Operations                     0.65         0.66           0.51           0.49            0.95

LESS DISTRIBUTIONS:
Net investment income                                   (0.61)       (0.60)         (0.53)         (0.58)          (0.63)
Net realized capital gains                              (0.00)       (0.00)         (0.00)         (0.00)          (0.00)
                                                    ------------ -------------- ------------- -------------- ----------------
   Total Distributions                                  (0.61)       (0.60)         (0.53)         (0.58)          (0.63)
                                                    ------------ -------------- ------------- -------------- ----------------

NET ASSET VALUE, END OF YEAR                           $10.16       $10.22         $10.20         $10.11          $10.43
                                                    ============ ============== ============= ============== ================

TOTAL RETURN ON NET ASSET VALUE (A)                      6.03%        6.11%          4.59%          4.37%           9.17%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in thousands)               $141,023     $129,717       $104,675        $85,813         $51,076
Ratio of Expenses to Average Net Assets (B)              0.12%        0.12%          0.12%          0.14%           0.24%
Ratio of Net Investment Income to
 Average Net Assets (B)                                  6.04%        5.92%          5.30%          5.86%           6.50%
Portfolio turnover rate                                121.70%      144.97%        176.78%        161.89%         189.31%



---------------------------------------------------

(A) Total Return on Net Asset Value is net of the management fee of 0.50% per annum.
(B) Ratios include all management fees and expenses except for the program services fee.

NOTE 7:
FINANCIAL HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR:
DIVERSIFIED EQUITY PORTFOLIO


-----------------------------------------------------------------------------------------------------------------------------

                                                    YEAR ENDED JUNE 30
                                                    -------------------------------------------------------------------------

                                                       1997          1998           1999           2000            2001
-----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF YEAR                     $17.59       $20.72         $20.37         $22.15          $21.04

INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                 0.34         0.32           0.29           0.24            0.26
   Net realized and unrealized gain (loss)
    on investments and futures                           5.18         4.14           3.42           1.05           (0.21)
                                                    ------------ -------------- ------------- --------------- ---------------
    Total from Investment Operations                     5.52         4.46           3.71           1.29            0.05

LESS DISTRIBUTIONS:
Net investment income                                   (0.34)       (0.32)         (0.29)         (0.24)          (0.26)
Net realized capital gains                              (2.05)       (4.49)         (1.64)         (2.16)          (4.93)
                                                    ------------ -------------- ------------- --------------- ---------------
   Total Distributions                                  (2.39)       (4.81)         (1.93)         (2.40)          (5.19)
                                                    ------------ -------------- ------------- --------------- ---------------

NET ASSET VALUE, END OF YEAR                           $20.72       $20.37         $22.15         $21.04          $15.90
                                                    ============ ============== ============= =============== ===============

TOTAL RETURN ON NET ASSET VALUE (A)                     32.97%       24.05%         18.90%          5.28%           1.17%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in thousands)                $70,590      $85,736       $126,892       $131,786         $92,053
Ratio of Expenses to Average Net
 Assets (B)                                              0.17%        0.14%          0.10%          0.11%           0.16%
Ratio of Net Investment Income to
 Average Net Assets (B)                                  1.83%        1.51%          1.43%          1.11%           1.33%
Portfolio turnover rate                                 67.31%       65.82%         74.35%         66.84%          99.48%



---------------------------------------------------

(A) Total Return on Net Asset Value is net of the management fee of 0.75% per annum.
(B) Ratios include all management fees and expenses except for the program services fee.

NOTE 7:
FINANCIAL HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR:
BALANCED PORTFOLIO


-----------------------------------------------------------------------------------------------------------------------------


                                                    YEAR ENDED JUNE 30
                                                    -------------------------------------------------------------------------


                                                       1997          1998           1999           2000            2001
-----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF YEAR                     $13.38       $14.86         $14.61         $14.69         $12.44

INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                 0.37         0.41           0.36           0.37           0.36
   Net realized and unrealized gain (loss)
    on investments and futures                           2.65         2.01           1.45           0.26           0.25
                                                    ------------ -------------- ------------- -------------- ----------------
    Total from Investment Operations                     3.02         2.42           1.81           0.63           0.61

LESS DISTRIBUTIONS:
Net investment income                                   (0.39)       (0.44)         (0.36)         (0.37)         (0.36)
Net realized capital gains                              (1.15)       (2.23)         (1.37)         (2.51)         (3.52)
                                                    ------------ -------------- ------------- -------------- ----------------
   Total Distributions                                  (1.54)       (2.67)         (1.73)         (2.88)         (3.88)
                                                    ------------ -------------- ------------- -------------- ----------------

NET ASSET VALUE, END OF YEAR                           $14.86       $14.61         $14.69         $12.44          $9.17
                                                    ============ ============== ============= ============== ================

TOTAL RETURN ON NET ASSET VALUE (A)                     23.23%       16.79%         13.10%          3.99%          6.20%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in thousands)                $52,137      $59,360        $63,301        $48,936        $23,591
Ratio of Expenses to Average Net
 Assets (B)                                              0.23%        0.18%          0.18%          0.24%          0.46%
Ratio of Net Investment Income to
 Average Net Assets (B)                                  2.81%        2.86%          2.55%          2.59%          2.66%
Portfolio turnover rate                                173.60%      169.04%        206.43%        169.10%        220.34%



---------------------------------------------------

(A) Total Return on Net Asset Value is net of the management fee of 0.75% per annum.
(B) Ratios include all management fees and expenses except for the program services fee.

                                                               [ANDERSEN LOGO]

                  REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS





To the Shareholders and Board of Directors of AHA Investment Funds, Inc.-
    Full Maturity Fixed Income Portfolio
    Limited Maturity Fixed Income Portfolio
    Diversified Equity Portfolio
    Balanced Portfolio:

We have audited the accompanying statements of assets and liabilities of AHA INVESTMENT FUNDS, INC. (a Maryland corporation, comprising the Full Maturity Fixed Income Portfolio, Limited Maturity Fixed Income Portfolio, Diversified Equity Portfolio and Balanced Portfolio), including the portfolios of investments, as of June 30, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmations from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting AHA Investment Funds, Inc. as of June 30, 2001, and the results of their operations, the changes in their net assets and their financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States.



/s/ Arthur Andersen LLP

Chicago, Illinois
August 3, 2001


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                                    APPENDIX


           The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's"), Standard & Poors, a division of The McGraw-Hill Companies ("S&P"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps, Inc. ("Duff") and IBCA Inc. and IBCA Limited ("IBCA"):

                           RATINGS BY MOODY'S

Aa--Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa bonds.


A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


Baa--Bonds rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


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         Conditional Ratings. The designation "Con." followed by a rating indicated bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

         Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1, and B 1.

         COMMERCIAL PAPER:

         Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

                           Prime-1  Highest Quality
                           Prime 2  Higher Quality
                           Prime-3  High Quality

         If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

         S&P RATINGS

AAA--Bonds rated AAA have the highest rating. The obligor's capacity to meet its financial commitment on the bond is extremely strong.

AA--Bonds rated AA differ from AAA bonds only in small degree. The obligor's capacity to meet its financial commitment on the bond is very strong.

A--Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the bond is still strong.

BBB--Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the bond.

BB--B--CCC--CC and C--Bonds rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation among such bonds and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


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         In order to provide more detailed indications of credit quality,
S&P's bond letter ratings described above (except for AAA category) may be modified by the addition of a plus or a minus sign to show relative standing within the rating category.

         Provisional Ratings. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon the failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

         COMMERCIAL PAPER:

         A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2 and 3 to indicate the relative degree of safety.

         A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designated A-1+.

                           Fitch Bond Ratings

         The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

"AAA"

         Bonds rated "AAA" are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.


"AA"

         Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".


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"A"

         Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

"BBB"

         Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

                            Fitch Short-Term Ratings


         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

"F-1+"

           Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

"F-1"

         Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."


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"F-2"


         Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the "F-1+" and "F-1" categories.


DUFF BOND RATINGS

"AAA"

         Bonds rated "AAA" are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

"AA"

         Bonds rated "AA" are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

"A"

         Bonds rated "A" have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

"BBB"

         Bonds rated "BBB" are considered to have below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

         Plus (+) and minus (-) signs are used with a rating symbol (except "AAA") to indicate the relative position of a credit within the rating category.

                          Duff Commercial Paper Ratings


         The rating "Duff-1" is the highest commercial paper rating assigned by Duff. Paper rated "Duff-1" is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated "Duff-2" is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

                         IBCA Bond and Long-Term Ratings


         Obligations rated "AAA" by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in


                                    A-5
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business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated "AA" by IBCA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

                  IBCA Commercial Paper and Short-Term Ratings


         The designation "A1" by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated "A1+" are supported by the highest capacity for timely repayment. Obligations rated "A2" are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

                    IBCA International and U.S. Bank Ratings


         An IBCA bank rating represents IBCA's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, IBCA uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, IBCA assigns banks Long- and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from "1" through "5," address the question of whether the bank would receive support provided by central banks or shareholders if it experienced difficulties, and such ratings are considered by IBCA to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from "A" through "E," represent IBCA's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.


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